U.S. $380,000,000


                  SECOND AMENDED AND RESTATED CREDIT AGREEMENT,


                            dated as of April 8, 1997
        (Amending and Restating the Amended and Restated Credit Agreement
                           dated as of June 4, 1996),


                                      among

                               KEEBLER CORPORATION
                   (formerly known as KEEBLER HOLDING CORP.),

                                as the Borrower,


                         VARIOUS FINANCIAL INSTITUTIONS,

                                 as the Lenders,


                            THE BANK OF NOVA SCOTIA,

                  as the Administrative Agent for the Lenders,


                                       and


                       THE FIRST NATIONAL BANK OF CHICAGO,
                                BANK OF MONTREAL,
                             SUNTRUST BANK, ATLANTA
                                       and
                           NATIONSBANK, N.A. (SOUTH),


                        as the Co-Agents for the Lenders.




                                                          TABLE OF CONTENTS

Section                                                                                                        Page
-------                                                                                                        ----
                                                             ARTICLE I

                                                  DEFINITIONS AND ACCOUNTING TERMS

  1.1.              Defined Terms.................................................................................3
  1.2.              Use of Defined Terms.........................................................................39
  1.3.              Cross-References.............................................................................39
  1.4.              Accounting and Financial Determinations......................................................39

                                                             ARTICLE II

                                               CONTINUATION OF CERTAIN EXISTING LOANS
                                                   AND EXISTING LETTERS OF CREDIT;
                                           COMMITMENTS, BORROWING AND ISSUANCE PROCEDURES,
                                                     NOTES AND LETTERS OF CREDIT

  2.1.              Commitments and Continuation of Certain Existing Loans.......................................40
  2.1.1.            Incremental Term Loan Commitments............................................................40
  2.1.2.            Revolving Loan Commitment and Swing Line Loan Commitment.....................................40
  2.1.3.            Letter of Credit Commitment..................................................................41
  2.1.4.            Lenders Not Permitted or Required To Make the Loans..........................................42
  2.1.5.            Issuer Not Permitted or Required to Issue Letters of Credit..................................42
  2.2.              Reduction of the Commitment Amounts..........................................................42
  2.2.1.            Optional.....................................................................................43
  2.2.2.            Mandatory....................................................................................43
  2.3.              Borrowing Procedures and Funding Maintenance.................................................44
  2.3.1.            Incremental Term Loans and Revolving Loans...................................................44
  2.3.2.            Swing Line Loans.............................................................................44
  2.4.              Continuation and Conversion Elections........................................................46
  2.5.              Funding......................................................................................47
  2.6.              Issuance Procedures..........................................................................47
  2.6.1.            Other Lenders' Participation.................................................................48
  2.6.2.            Disbursements; Conversion to Revolving Loans.................................................49
  2.6.3.            Reimbursement................................................................................49
  2.6.4.            Deemed Disbursements.........................................................................50
  2.6.5.            Nature of Reimbursement Obligations..........................................................51
  2.7.              Notes........................................................................................52
  2.8.              Registered Notes.............................................................................52

SECTION                                                                                                         PAGE
-------                                                                                                         ----
                                                            ARTICLE III

                                             REPAYMENTS, PREPAYMENTS, INTEREST AND FEES


  3.1.              Repayments and Prepayments; Application......................................................53
  3.1.1.            Repayments and Prepayments...................................................................53
  3.1.2.            Application..................................................................................57
  3.2.              Interest Provisions..........................................................................57
  3.2.1.            Rates........................................................................................57
  3.2.2.            Post-Maturity Rates..........................................................................58
  3.2.3.            Payment Dates................................................................................58
  3.3.              Fees.........................................................................................59
  3.3.1.            Commitment Fee...............................................................................59
  3.3.2.            Administrative Agent's Fee...................................................................59
  3.3.3.            Letter of Credit Fee.........................................................................60
  3.3.4.            Amendment Fee................................................................................60

                                                             ARTICLE IV

                                               CERTAIN LIBO RATE AND OTHER PROVISIONS

  4.1.              LIBO Rate Lending Unlawful...................................................................60
  4.2.              Deposits Unavailable.........................................................................61
  4.3.              Increased LIBO Rate Loan Costs, etc..........................................................61
  4.4.              Funding Losses...............................................................................62
  4.5.              Increased Capital Costs......................................................................62
  4.6.              Taxes........................................................................................63
  4.7.              Payments, Computations, etc..................................................................65
  4.8.              Sharing of Payments..........................................................................65
  4.9.              Setoff.......................................................................................66
  4.10.             Mitigation...................................................................................66

                                                              ARTICLE V

                                                   CONDITIONS TO CREDIT EXTENSIONS

  5.1.              Initial Credit Extension.....................................................................67
  5.1.1.            Resolutions, etc.............................................................................67
  5.1.2.            Affirmation and Consent......................................................................67
  5.1.3.            Closing Date Certificate.....................................................................68
  5.1.4.            Delivery of Notes............................................................................68
  5.1.5.            Prepayment of Term-B and Term-C Loans, Accrued Interest and Fees. ...........................68
  5.1.6.            Amendments to Existing Mortgages.............................................................68
  5.1.7.            Closing Fees, Expenses, etc..................................................................68
  5.1.8.            Continuation of Certain Existing Loans/Commitments...........................................68


                                                                -ii-

SECTION                                                                                                         PAGE
-------                                                                                                         ----
  5.1.9.            Opinion of Counsel...........................................................................69
  5.1.10.           Audited Financials...........................................................................69
  5.2.              All Credit Extensions........................................................................69
  5.2.1.            Compliance with Warranties, No Default, etc..................................................69
  5.2.2.            Credit Extension Request.....................................................................70

                                                             ARTICLE VI

                                                   REPRESENTATIONS AND WARRANTIES

  6.1.              Organization, etc............................................................................70
  6.2.              Due Authorization, Non-Contravention, etc....................................................71
  6.3.              Government Approval, Regulation, etc.........................................................71
  6.4.              Validity, etc................................................................................72
  6.5.              Financial Information........................................................................72
  6.6.              No Material Adverse Change...................................................................72
  6.7.              Litigation, Labor Controversies, etc.........................................................72
  6.8.              Subsidiaries.................................................................................73
  6.9.              Ownership of Properties......................................................................73
  6.10.             Taxes........................................................................................73
  6.11.             Pension and Welfare Plans....................................................................73
  6.12.             Environmental Warranties.....................................................................74
  6.13.             Regulations G, U and X.......................................................................75
  6.14.             Accuracy of Information......................................................................75
  6.15.             Seniority of Obligations, etc................................................................76
  6.16.             Solvency.....................................................................................77

                                                             ARTICLE VII

                                                              COVENANTS

  7.1.              Affirmative Covenants........................................................................77
  7.1.1.            Financial Information, Reports, Notices, etc.................................................77
  7.1.2.            Compliance with Laws, etc....................................................................80
  7.1.3.            Maintenance of Properties....................................................................80
  7.1.4.            Insurance....................................................................................80
  7.1.5.            Books and Records............................................................................81
  7.1.6.            Environmental Covenant.......................................................................81
  7.1.7.            Future Subsidiaries..........................................................................82
  7.1.8.            Future Leased Property and Future Acquisitions of Real Property..............................83
  7.1.9.            Use of Proceeds, etc.........................................................................84
  7.1.10.           Borrower Pledge Agreement....................................................................84
  7.1.11.           Hedging Obligations..........................................................................85
  7.2.              Negative Covenants...........................................................................85
  7.2.1.            Business Activities..........................................................................85
  7.2.2.            Indebtedness.................................................................................85

                                                          -iii-

SECTION                                                                                                         PAGE
-------                                                                                                         ----
  7.2.3.            Liens........................................................................................87
  7.2.4.            Financial Condition..........................................................................88
  7.2.5.            Investments..................................................................................89
  7.2.6.            Restricted Payments, etc.....................................................................92
  7.2.7.            Capital Expenditures, etc....................................................................96
  7.2.8.            Consolidation, Merger, etc...................................................................98
  7.2.9.            Asset Dispositions, etc......................................................................98
  7.2.10.           Modification of Certain Agreements..........................................................100
  7.2.11.           Transactions with Affiliates................................................................101
  7.2.12.           Negative Pledges, Restrictive Agreements, etc...............................................101
  7.2.13.           Stock of Subsidiaries.......................................................................102
  7.2.14.           Sale and Leaseback..........................................................................102
  7.2.15.           No Investments, etc. in Designated Subsidiaries.............................................103

                                                            ARTICLE VIII

                                                          EVENTS OF DEFAULT

  8.1.              Listing of Events of Default................................................................103
  8.1.1.            Non-Payment of Obligations..................................................................103
  8.1.2.            Breach of Warranty..........................................................................103
  8.1.3.            Non-Performance of Certain Covenants and Obligations........................................103
  8.1.4.            Non-Performance of Other Covenants and Obligations..........................................103
  8.1.5.            Default on Other Indebtedness...............................................................104
  8.1.6.            Judgments...................................................................................104
  8.1.7.            Pension Plans...............................................................................104
  8.1.8.            Change in Control...........................................................................105
  8.1.9.            Bankruptcy, Insolvency, etc.................................................................105
  8.1.10.           Impairment of Security, etc.................................................................106
  8.1.11.           Subordinated Notes..........................................................................106
  8.1.12.           Redemption..................................................................................106
  8.1.13.           Termination of Receivables Facility.........................................................107
  8.2.              Action if Bankruptcy, etc...................................................................107
  8.3.              Action if Other Event of Default............................................................107

                                                             ARTICLE IX

                                                             THE AGENTS

  9.1.              Actions.....................................................................................108
  9.2.              Funding Reliance, etc.......................................................................109
  9.3.              Exculpation.................................................................................109
  9.4.              Successor...................................................................................110


                                                                -iv-

SECTION                                                                                                         PAGE
-------                                                                                                         ----
  9.5.              Credit Extensions by each Agent.............................................................110
  9.6.              Credit Decisions............................................................................111
  9.7.              Copies, etc.................................................................................111
  9.8.              The Co-Agents...............................................................................111

                                                              ARTICLE X

                                                      MISCELLANEOUS PROVISIONS

  10.1.             Waivers, Amendments, etc....................................................................111
  10.2.             Notices.....................................................................................113
  10.3.             Payment of Costs and Expenses...............................................................114
  10.4.             Indemnification.............................................................................114
  10.5.             Survival....................................................................................116
  10.6.             Severability................................................................................116
  10.7.             Headings....................................................................................117
  10.8.             Execution in Counterparts, Effectiveness, etc...............................................117
  10.9.             Governing Law; Entire Agreement.............................................................117
  10.10.            Successors and Assigns......................................................................117
  10.11.            Sale and Transfer of Loans and Notes; Participations in Loans and Notes.....................117
  10.11.1.          Assignments.................................................................................118
  10.11.2.          Participations..............................................................................120
  10.11.3.          Assignment of Registered Notes..............................................................121
  10.12.            Other Transactions..........................................................................122
  10.13.            Forum Selection and Consent to Jurisdiction.................................................122
  10.14.            Waiver of Jury Trial........................................................................123
  10.15.            Confidentiality.............................................................................123
  10.16.            Disclosure Schedule Amendment...............................................................124


SECTION                                                                                    PAGE
-------                                                                                    ----

SCHEDULE I             -        Disclosure Schedule
SCHEDULE II            -        Amendment Fee Calculation Amounts
SCHEDULE III           -        Percentages and Administrative Information
SCHEDULE IV            -        Fiscal Quarters
SCHEDULE V             -        Existing Letters of Credit, Existing Loans
SCHEDULE VI            -        Incremental Commitments and Incremental Loans


EXHIBIT A-1            -        Form of Revolving Note
EXHIBIT A-2            -        Form of Swing Line Note
EXHIBIT A-3            -        Form of Term Note
EXHIBIT A-4            -        Form of Registered Note
EXHIBIT B-1            -        Form of Borrowing Request
EXHIBIT B-2            -        Form of Issuance Request
EXHIBIT C              -        Form of Continuation/Conversion Notice
EXHIBIT D              -        Form of Closing Date Certificate
EXHIBIT E              -        Form of Compliance Certificate
EXHIBIT F-1            -        Form of Borrower Security Agreement
EXHIBIT F-2            -        Form of Subsidiary Security Agreement
EXHIBIT G-1            -        Form of Holdings Pledge Agreement
EXHIBIT G-2            -        Form of Borrower Pledge Agreement
EXHIBIT G-3            -        Form of Subsidiary Pledge Agreement
EXHIBIT H-1            -        Form of Subsidiary Guaranty
EXHIBIT H-2            -        Form of Holdings Guaranty
EXHIBIT I              -        Form of Mortgage
EXHIBIT J              -        Form of Lender Assignment Agreement
EXHIBIT K              -        Form of Intercompany Subordination Agreement
EXHIBIT L              -        [Intentionally Omitted]
EXHIBIT M              -        Form of Seller Note


                           SECOND AMENDED AND RESTATED
                                CREDIT AGREEMENT


     THIS SECOND AMENDED AND RESTATED CREDIT AGREEMENT, dated as of April 8, 1997 (amending and restating the Existing Credit Agreement, as defined below), is among KEEBLER CORPORATION (formerly known as Keebler Holding Corp.), a Delaware corporation (the "BORROWER", as the surviving corporation of the merger (the "MERGER") of Keebler Acquisition Corp. with and into UB Investments US Inc., a Delaware corporation ("UBI")), the various financial institutions as are or may become parties hereto (collectively, the "LENDERS"), THE BANK OF NOVA SCOTIA ("SCOTIABANK"), as administrative agent (the "ADMINISTRATIVE AGENT") for the Lenders, and THE FIRST NATIONAL BANK OF CHICAGO, SUNTRUST BANK, ATLANTA, BANK OF MONTREAL and NATIONSBANK, N.A. (SOUTH), as co-agents (collectively referred to as the "CO-AGENTS") for the Lenders.

                              W I T N E S S E T H:
                              - - - - - - - - - -

     WHEREAS, pursuant to the Credit Agreement, dated as of January 26, 1996 (the "ORIGINAL AGREEMENT"; as amended and restated by the Amended and Restated Credit Agreement, dated as of June 4, 1996, and as further amended or otherwise modified prior to the Amendment Effective Date (such capitalized term, and other capitalized terms used in these recitals, to have the meanings provided in
SECTION 1.1), the "EXISTING CREDIT AGREEMENT"), among the Borrower, the financial institutions parties thereto on the Amendment Effective Date (the "EXISTING LENDERS"), certain financial institutions as the co-agents for the Existing Lenders and Scotiabank, as administrative agent for the Existing Lenders,

     (i) Scotiabank (in its capacity as the Issuer) issued those letters of credit (referred to as the "EXISTING LETTERS OF CREDIT") described in ITEM A of SCHEDULE V hereto,

     (ii) Scotiabank (in its capacity as Swing Line Lender) made swing line loans (the "EXISTING SWING LINE LOANS") to the Borrower, with the outstanding principal amount of Existing Swing Line Loans on the Amendment Effective Date set forth in ITEM B of SCHEDULE V hereto, and

     (iii)the Existing Lenders made revolving loans (the "EXISTING REVOLVING LOANS") and/or term loans (the "EXISTING TERM LOANS") to the Borrower, with the outstanding principal amounts of the Existing Revolving Loans and Existing Term Loans on the Amendment Effective Date as set forth in ITEM C of SCHEDULE V hereto (the Existing Term Loans, Existing Swing Line Loans and Existing Revolving Loans are collectively referred to as the "EXISTING LOANS");

     WHEREAS, the Borrower desires to amend and restate in its entirety the Existing Credit Agreement to, among other things, prepay the outstanding principal amount of all Existing Term Loans (other than the Existing Term-A Loans) and increase the aggregate principal amount of Term Loans outstanding hereunder as set forth in CLAUSE (i) below, and to obtain from the Lenders (and the Issuer, as the case may be)

     (i) an Incremental Term Loan Commitment pursuant to which Borrowings of Incremental Term Loans will be made in a maximum, original principal amount of the Incremental Term Loan Commitment Amount to the Borrower in a single Borrowing to occur on the Amendment Effective Date;

     (ii) a Revolving Loan Commitment (to include availability for Revolving Loans, Swing Line Loans and Letters of Credit) pursuant to which Borrowings of Revolving Loans, in a maximum aggregate principal amount (together with all Swing Line Loans and Letter of Credit Outstandings) not to exceed $140,000,000, will be made to the Borrower from time to time prior to the Revolving Loan Commitment Termination Date;

     (iii)a Letter of Credit Commitment pursuant to which the Issuer will issue Letters of Credit for the account of the Borrower and its Subsidiaries from time to time prior to the Revolving Loan Commitment Termination Date in a maximum aggregate Stated Amount at any one time outstanding not to exceed $45,000,000 (PROVIDED, that the aggregate outstanding principal amount of Revolving Loans, Swing Line Loans and Letter of Credit Outstandings at any time shall not exceed the then existing Revolving Loan Commitment Amount); and

     (iv) a Swing Line Loan Commitment pursuant to which Borrowings of Swing Line Loans in an aggregate outstanding principal amount not to exceed $20,000,000 will be made prior to the Revolving Loan Commitment Termination Date (PROVIDED, that the aggregate outstanding principal amount of Swing Line Loans, Revolving Loans and Letter of Credit Outstandings at any time shall not exceed the then existing Revolving Loan Commitment Amount);

with all the proceeds of the Credit Extensions to be used for the purposes set forth in SECTION 7.1.9; and

     WHEREAS, the Lenders are willing, on the terms and subject to the conditions hereinafter set forth (including ARTICLE V), to (i) amend and restate in its entirety the Existing Credit Agreement in accordance with the terms hereof, (ii) continue as Term Loans hereunder the Existing Term-A Loans, (iii) make the Incremental Term Loans in the amount set forth above, (iv) continue as Revolving Loans hereunder the Existing Revolving Loans, (v) continue as Swing Line Loans hereunder the Existing Swing Line Loans, (vi) continue as Letters of Credit hereunder the Existing Letters of Credit, and (vii) extend such Commitments (including as increased) and make Loans to the Borrower and issue (or participate in) Letters of Credit for the account of the Borrower and its Subsidiaries pursuant to the Commitments described above;

     NOW, THEREFORE, the parties hereto agree as set forth above and as follows:

                                   ARTICLE I

                        DEFINITIONS AND ACCOUNTING TERMS

     SECTION  1.1.   DEFINED  TERMS.   The  following  terms  (whether  or  not
underscored) when used in this Agreement, including its preamble and recitals, shall, except where the context otherwise requires, have the following meanings (such meanings to be equally applicable to the singular and plural forms thereof):

     "ACCOUNT" means any account (as that term is defined in Section 9-106 of the UCC) of the Borrower or any of its wholly-owned U.S. Subsidiaries arising from the sale or lease of goods or rendering of services.

     "ACQUIRED BUSINESSES" means the businesses of UBI and its Subsidiaries other than UBI's frozen foods business, conducted primarily by Bernardi's Italian Foods Co., The Original Chili Bowl, Inc. and the Chinese Food Processing Corp., the salty snacks business conducted by Keebler Company and other Subsidiaries of UBI, Keebler Company's convenience sales division, the Kame Oriental Foods business of Shaffer, Clarke & Co., Inc., and the businesses of U.H.B.C., Inc. and U.B.F.C., Inc.

     "ADMINISTRATIVE AGENT" is defined in the PREAMBLE and includes each other Person as shall have subsequently been appointed as the successor Administrative Agent pursuant to SECTION 9.4.

     "AFFILIATE" of any Person means any other Person which, directly or indirectly, controls, is controlled by or is under common control with such Person (excluding any trustee under, or any committee with responsibility for administering, any Plan). A Person shall be deemed to be "controlled by" any other Person if such other Person possesses, directly or indirectly, power

     (a) to vote 15% or more of the securities (on a fully diluted basis) having ordinary voting power for the election of directors or managing general partners; or

     (b) to direct or cause the direction of the management and policies of such Person whether by contract or otherwise.

     "AGENTS" means, collectively, the Administrative Agent and the Co-Agents.

     "AGREEMENT" means, on any date, this Second Amended and Restated Credit Agreement as originally in effect on the Amendment Effective Date and as thereafter from time to time amended, supplemented, amended and restated, or otherwise modified and in effect on such date.

     "ALTERNATE BASE RATE" means, on any date and with respect to all Base Rate Loans, a fluctuating rate of interest per annum equal to the higher of

     (a) the rate of interest most recently established by the Administrative Agent at its Domestic Office as its base rate for Dollar loans in the United States; and

     (b) the Federal Funds Rate most recently determined by the Administrative Agent plus 1/2 of 1%.

The Alternate Base Rate is not necessarily intended to be the lowest rate of interest determined by the Administrative Agent in connection with extensions of credit. Changes in the rate of interest on that portion of any Loans maintained as Base Rate Loans will take effect simultaneously with each change in the Alternate Base Rate. The Administrative Agent will give notice promptly to the Borrower and the Lenders of changes in the Alternate Base Rate.

     "AMENDMENT EFFECTIVE DATE" means the date this Agreement becomes effective pursuant to SECTION 10.8 and the Incremental

Term Loans are made in accordance with the terms of this Agreement.

     "APPLICABLE COMMITMENT FEE MARGIN" means at all times during the applicable periods set forth below, the applicable percentage per annum set forth below under the column entitled "Applicable Commitment Fee Margin":


                                                               Applicable
                   DEBT TO EBITDA RATIO                   COMMITMENT FEE MARGIN
                   --------------------                   ---------------------

Greater than or equal to 3.5:1                                   0.375%

Greater than or equal to 3.00:1 and less than 3.5:1              0.300%

Greater than or equal to 2.5:1 and less than 3.00:1              0.250%

Less than 2.5:1                                                  0.200%


     The Debt to EBITDA Ratio used to compute the Applicable Commitment Fee Margin shall be the Debt to EBITDA Ratio set forth in the Compliance Certificate most recently delivered by the Borrower to the Administrative Agent pursuant to CLAUSE (c) of SECTION 7.1.1; changes in the Applicable Commitment Fee Margin resulting from a change in the Debt to EBITDA Ratio shall become effective upon delivery by the Borrower to the Administrative Agent of a new Compliance Certificate pursuant to CLAUSE (c) of SECTION 7.1.1. If the Borrower shall fail to deliver a Compliance Certificate within the number of days after the end of any Fiscal Quarter as required pursuant to CLAUSE (c) of SECTION 7.1.1 (without giving effect to any grace period), the Applicable Commitment Fee Margin from and including the first day after the date on which such Compliance Certificate was required to be delivered to but not including the date the Borrower delivers to the Administrative Agent a Compliance Certificate shall conclusively equal the highest Applicable Commitment Fee Margin set forth above.

     "APPLICABLE MARGIN" means at all times during the applicable periods set forth below,

     (a) with respect to the unpaid principal amount of each Revolving Loan and each Term Loan maintained as a Base Rate Loan, the applicable percentage per annum set forth below under the column entitled "Applicable Margin for Base Rate Loans"; and

     (b) with respect to the unpaid principal amount of each Revolving Loan and each Term Loan maintained as a LIBO

          Rate Loan, the applicable percentage per annum set forth below under the column entitled "Applicable Margin for LIBO Rate Loans":


FOR REVOLVING LOANS AND TERM LOANS:
-----------------------------------

                                                       Applicable                         Applicable
DEBT TO EBITDA RATIO                             MARGIN FOR BASE RATE LOANS         MARGIN FOR LIBO RATE LOANS
--------------------                             --------------------------         --------------------------
Less than 2.5:1                                            0.000%                             0.625%
Greater than or equal to 2.5:1 and less than
3.0:1                                                      0.000%                             0.875%
Greater than or equal to 3.0:1 and less than
3.50:1                                                     0.125%                             1.125%
Greater than or equal to 3.50:1                            0.375%                             1.375%

     The Debt to EBITDA Ratio used to compute the Applicable Margin for Revolving Loans and Term Loans shall be the Debt to EBITDA Ratio set forth in the Compliance Certificate most recently delivered by the Borrower to the Administrative Agent pursuant to CLAUSE (c) of SECTION 7.1.1; changes in the Applicable Margin for Revolving Loans and Term Loans resulting from a change in the Debt to EBITDA Ratio shall become effective upon delivery by the Borrower to the Administrative Agent of a new Compliance Certificate pursuant to CLAUSE (c) of SECTION 7.1.1. If the Borrower shall fail to deliver a Compliance Certificate within the number of days after the end of any Fiscal Quarter as required pursuant to CLAUSE (c) of SECTION 7.1.1 (without giving effect to any grace period), the Applicable Margin for Revolving Loans and Term Loans from and including the first day after the date on which such Compliance Certificate was required to be delivered to but not including the date the Borrower delivers to the Administrative Agent a Compliance Certificate shall conclusively equal the highest Applicable Margin for Revolving Loans and Term Loans set forth above.

     "ARTAL" means ARTAL Luxembourg S.A., a corporation organized under the laws of Luxembourg.

     "ASSIGNEE LENDER" is defined in SECTION 10.11.1.

     "AUTHORIZED OFFICER" means, relative to any Obligor, those of its officers whose signatures and incumbency shall have been certified to the Administrative Agent and the Lenders pursuant to SECTION 5.1.1.

     "BANK  CONFIDENTIAL  OFFERING  MEMORANDUM"  means,  collectively,   (i) the
Confidential Offering Memorandum, dated January, 1996, and (ii) the Confidential Offering Memorandum, dated May, 1996.

     "BASE RATE LOAN" means a Loan bearing interest at a fluctuating rate determined by reference to the Alternate Base Rate.

     "BORROWER" is defined in the PREAMBLE.

     "BORROWER PLEDGE AGREEMENT" means the Pledge Agreement, dated as of January 26, 1996, executed and delivered by the Borrower pursuant to clause (b) of Section 5.1.9 of the Original Credit Agreement, a conformed copy of which is attached hereto as EXHIBIT G-2, as amended, supplemented, amended and restated or otherwise modified from time to time pursuant to the terms thereof.

     "BORROWER SECURITY AGREEMENT" means the Security Agreement, dated as of January 26, 1996, executed and delivered by the Borrower pursuant to Section
5.1.10 of the Original Credit Agreement, a conformed copy of which is attached hereto as EXHIBIT F-1, as amended, supplemented, amended and restated or otherwise modified from time to time pursuant to the terms thereof.

     "BORROWING" means the Loans of the same type and, in the case of LIBO Rate Loans, having the same Interest Period made by the relevant Lenders on the same Business Day and pursuant to the same Borrowing Request in accordance with
SECTION 2.1.

     "BORROWING REQUEST" means a loan request and certificate duly executed by an Authorized Officer of the Borrower, substantially in the form of EXHIBIT B-1 hereto.

     "BUSINESS DAY" means

     (a) any day which is neither a Saturday or Sunday nor a legal holiday on which banks are authorized or required to be closed in New York City; and

     (b) relative to the making, continuing, prepaying or repaying of any LIBO Rate Loans, any day on which dealings in Dollars are carried on in the London interbank market.

     "CAPITAL EXPENDITURES" means for any period, the sum, without duplication, of

     (a) the aggregate amount of all expenditures of the Borrower and its Subsidiaries for fixed or capital assets made during such period which, in accordance with GAAP, would be classified as capital expenditures; and

     (b) the aggregate amount of all Capitalized Lease Liabilities incurred during such period.

     "CAPITALIZED LEASE LIABILITIES" means, without duplication, all monetary obligations of the Borrower or any of its Subsidiaries under any leasing or similar arrangement which, in accordance with GAAP, would be classified as capitalized leases, and, for purposes of this Agreement and each other Loan Document, the amount of such obligations shall be the capitalized amount thereof, determined in accordance with GAAP, and the stated maturity thereof shall be the date of the last payment of rent or any other amount due under such lease prior to the first date upon which such lease may be terminated by the lessee without payment of a penalty.

     "CAPITAL STOCK" means (i) any and all shares, interests, participations or other equivalents of or interests in (however designated) corporate stock, including shares of preferred or preference stock, (ii) all partnership interests (whether general or limited) in any Person which is a partnership,
(iii) all membership interests or limited liability company interests in any limited liability company, and (iv) all equity or ownership interests in any Person of any other type.

     "CASH EQUIVALENT INVESTMENT" means, at any time:

     (a) any evidence of Indebtedness, maturing not more than one year after such time, issued or guaranteed by the United States Government;

     (b) commercial paper, maturing not more than nine months from the date of issue, which is issued by

          (i) a corporation (other than an Affiliate of any Obligor) organized under the laws of any state of the United States or of the District of Columbia and rated at least A-1 by S&P or P-1 by Moody's, or

         (ii)  any Lender (or its holding company);

     (c) any certificate of deposit or bankers acceptance, maturing not more than one year after such time, which is issued by either

          (i) a commercial banking institution that is a member of the Federal Reserve System and has a combined capital and surplus and undivided profits of not less than $500,000,000, or

         (ii)  any Lender;

     (d) short-term tax-exempt securities rated not lower than MIG-1/1+ by either Moody's or S&P with provisions for liquidity or maturity accommodations of 183 days or less;

     (e) any money market or similar fund the assets of which are comprised exclusively of any of the items specified in CLAUSES (a) through (d) above and as to which withdrawals are permitted at least every 90 days; or

     (f)  any  repurchase   agreement  entered  into  with  any  Lender  or  any
          commercial  banking  institution of the stature  referred to in CLAUSE
          (c)(i) which

          (i) is secured by a fully perfected security interest in any obligation of the type described in CLAUSE (a), and

         (ii) has a market value at the time such repurchase agreement is entered into of not less than 100% of the repurchase obligation of such commercial banking institution thereunder.

     "CASH FLOW COVERAGE RATIO" means, as of the close of any Fiscal Quarter, the ratio computed (except as set forth in the proviso set forth below) for the period consisting of such Fiscal Quarter and each of the three immediately prior Fiscal Quarters with respect to the Borrower and its Subsidiaries on a consolidated basis of:

     (a) the excess (for all such Fiscal Quarters) of

          (i) the sum of (A) EBITDA PLUS (B) management and consulting fees paid pursuant to SECTION 7.2.11

     OVER
     ----

         (ii)  Capital Expenditures;

TO
--

     (b) the sum (for all such Fiscal Quarters) of

          (i)  Interest Expense;

     PLUS
     ----

         (ii) scheduled, mandatory principal repayments of Debt (including scheduled amortization repayments of Existing Term Loans under the terms of the Existing Credit Agreement and principal repayments of the Term Loans pursuant to the provisions of CLAUSE
               (f) of SECTION 3.1.1, but excluding the amount of Debt which is refinanced with other Debt pursuant to SECTION 7.2.2, to the extent so refinanced (including the principal repayments of Subordinated Debt to the extent made with the proceeds of other Subordinated Debt issued to refinance or replace such original Subordinated Debt in accordance with the terms of this Agreement));

     PLUS
     ----

        (iii) all federal, state, local and foreign income taxes actually paid in cash by the Borrower and its Subsidiaries;

     PLUS
     ----

         (iv)  the  payment  of any  dividends  pursuant  to CLAUSE  (d)(iv)  of
               SECTION 7.2.6;

     PLUS
     ----

          (v)  management and consulting fees paid pursuant to SECTION 7.2.11.

     "CASUALTY EVENT" means the damage, destruction or condemnation, as the case may be, of property of the Borrower or any of its Subsidiaries.

     "CASUALTY PROCEEDS" means, with respect to any Casualty Event, the amount of any insurance proceeds or condemnation awards received by the Borrower or any of its Subsidiaries in connection with such Casualty Event, but excluding any proceeds or awards required to be paid to a creditor (other than the Lenders) which holds a first-priority Lien permitted by

SECTION 7.2.3  on the property which is the subject of such Casualty Event.

     "CERCLA" means the Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended.

     "CERCLIS" means the Comprehensive Environmental Response Compensation Liability Information System List.

     "CERTIFICATE OF MERGER" means the certificate of merger, dated January 26, 1996, of the Borrower.

     "CHANGE IN CONTROL" means

     (a)  at any time prior to any Initial Public Offering,

          (i) the failure of the Permitted ARTAL Investor Group to own free and clear of all Liens at least 35% of the outstanding voting shares of Capital Stock of Holdings on a fully diluted basis, LESS up to 3.75% of such voting Capital Stock issued or issuable pursuant to the Sunshine Warrants;

         (ii) the failure of Flowers to own, directly or indirectly through wholly-owned Subsidiaries, free and clear of all Liens, at least 35% of the outstanding voting shares of Capital Stock of Holdings on a fully diluted basis, LESS up to 3.75% of such voting Capital Stock issued or issuable pursuant to the Sunshine Warrants; or

        (iii) the failure of Holdings to directly own, free and clear of all Liens (other than in favor of the Administrative Agent pursuant to a Loan Document), 100% of the outstanding voting shares of Capital Stock of the Borrower on a fully diluted basis; or

     (b) at any time after an Initial Public Offering,

          (i) the failure of the Permitted ARTAL Investor Group to own, directly or indirectly through any wholly-owned Subsidiaries, free and clear of all Liens, at least 20% of the outstanding voting shares of Capital Stock of Holdings on a fully diluted basis;

          (ii) the failure of Flowers to own, directly or indirectly through any wholly-owned Subsidiaries, free and clear of all Liens, at least 20% of the outstanding voting shares of Capital Stock of Holdings on a fully diluted basis;

         (iii) the failure of the Permitted ARTAL Investor Group and Flowers in the aggregate to own, directly or indirectly through any wholly-owned Subsidiaries, free and clear of all Liens, at least 51% of the outstanding voting shares of Capital Stock of Holdings on a fully diluted basis;

          (iv) any "person" or "group" (as such terms are used in Rule 13d-5 under the Securities Exchange Act of 1934, as amended (the
               "EXCHANGE  ACT"),  and  Sections  13(d) and 14(d) of the Exchange
               Act) of persons (other than the Permitted ARTAL Investor Group or Flowers or, in either case, any of their wholly-owned Subsidiaries) becomes, directly or indirectly, in a single transaction or in a related series of transactions by way of merger, consolidation, or other business combination or otherwise, the "beneficial owner" (as such term is used in Rule 13d-3 of the Exchange Act) of more than 20% of the total voting power in the aggregate of all classes of Capital Stock of Holdings then outstanding entitled to vote generally in elections of directors of Holdings;

          (v) during any period of 24 consecutive months, individuals who at the beginning of such period constituted the Board of Directors of Holdings (together with any new directors whose election to such Board or whose nomination for election by the stockholders of Holdings was approved by ARTAL or Flowers or a vote of a majority of the directors then still in office who were either directors at the beginning of such period or whose election or nomination for election was previously so approved) cease for any reason to constitute a majority of the Board of Directors of Holdings then in office; or

          (vi) the failure of Holdings to directly own, free and clear of all Liens (other than in favor of the Administrative Agent pursuant to a Loan Document), 100% of the outstanding shares of Capital Stock of the Borrower on a fully diluted basis.

     "CLOSING DATE CERTIFICATE" means a certificate of an Authorized Officer of the Borrower substantially in the form of EXHIBIT D hereto, delivered pursuant to SECTION 5.1.5.

     "CODE" means the Internal Revenue Code of 1986, as amended.

     "COMMITMENT" means, as the context may require, a Lender's Letter of Credit Commitment, Revolving Loan Commitment, Swing Line Loan Commitment or Incremental Term Loan Commitment.

     "COMMITMENT AMOUNT" means, as the context may require, the Letter of Credit Commitment Amount, the Revolving Loan Commitment Amount, the Swing Line Loan Commitment Amount or the Incremental Term Loan Commitment Amount.

     "COMMITMENT  TERMINATION  DATE"  means,  as the  context may  require,  the
Revolving  Loan  Commitment   Termination  Date  or  the  Term  Loan  Commitment
Termination Date.

     "COMMITMENT TERMINATION EVENT" means

     (a) the occurrence of any Event of Default described in CLAUSES (a) through (d) of SECTION 8.1.9; or

     (b) the occurrence and continuance of any other Event of Default and either

          (i)  the  declaration  of the Loans to be due and payable  pursuant to
               SECTION 8.3, or

          (ii) in the absence of such declaration, the giving of notice by the Administrative Agent, acting at the direction of the Required Lenders, to the Borrower that the Commitments have been terminated.

     "COMPLIANCE CERTIFICATE" means a certificate duly completed and executed by the chief financial Authorized Officer of the Borrower, substantially in the form of EXHIBIT E hereto.

     "CONTINGENT LIABILITY" means any agreement, undertaking or arrangement by which any Person guarantees, endorses or otherwise becomes or is contingently liable upon (by direct or indirect agreement, contingent or otherwise, to provide funds for payment, to supply funds to, or otherwise to invest in, a debtor, or otherwise to assure a creditor against loss) the indebtedness, obligation or any other liability of any other Person (other than by endorsements of instruments in the course of collection), or guarantees the payment of dividends or other distributions upon the shares of any other Person. The amount of any Person's obligation under any Contingent Liability shall (subject to any limitation set forth therein) be deemed to be the outstanding principal amount (or maximum principal amount, if larger) of the debt, obligation or other liability guaranteed thereby.

     "CONTINUATION/CONVERSION   NOTICE"  means  a  notice  of   continuation  or
conversion and certificate duly executed by an Authorized Officer of the Borrower, substantially in the form of EXHIBIT C hereto.

     "CONTROLLED GROUP" means all members of a controlled group of corporations and all members of a controlled group of trades or businesses (whether or not incorporated) under common control which, together with the Borrower, are treated as a single employer under Section 414(b) or 414(c) of the Code or
Section 4001 of ERISA.

     "COPYRIGHT SECURITY AGREEMENT" means any Copyright Security Agreement executed and delivered by any Obligor in substantially the form of EXHIBIT C to any Security Agreement, as amended, supplemented, amended and restated or otherwise modified.

     "CREDIT EXTENSION" means, as the context may require,

     (a)  the making of a Loan by a Lender; or

     (b) the issuance of any Letter of Credit, or the extension of any Stated Expiry Date of any previously issued Letter of Credit, by the Issuer.

     "CREDIT EXTENSION REQUEST" means, as the context may require, any Borrowing Request or Issuance Request.

     "DEBT" means the outstanding principal amount of all Indebtedness of the Borrower and its Subsidiaries of the type referred to in CLAUSES (a), (b) (except to the extent that the reimbursement obligations under letters of credit are guaranteed by UB Investments plc or the Seller, and without duplication of letters of credit issued to support obligations under industrial development revenue bonds to the extent the obligations arising under such bonds are otherwise included in this definition), (c), (e) and (f) of the definition of "Indebtedness" or any Contingent Liability in respect thereof.

     "DEBT TO EBITDA RATIO" means, as of the last day of any Fiscal Quarter, the ratio of

     (a)  Debt outstanding on the last day of such Fiscal Quarter

TO
--

     (b) EBITDA computed for the period consisting of such Fiscal Quarter and each of the three immediately preceding Fiscal Quarters;

PROVIDED, that in computing the Debt to EBITDA Ratio for the first Fiscal Quarter of the 1997 Fiscal Year, the amount set forth in CLAUSE (b) above shall be determined by reference to the sum of (i) EBITDA for such Fiscal Quarter and the three immediately preceding Fiscal Quarters PLUS (ii) $2,500,000.

     "DEFAULT" means any Event of Default or any condition, occurrence or event which, after notice or lapse of time or both, would constitute an Event of Default.

     "DESIGNATED SUBSIDIARY" means, individually Keebler International Prep Track & Field Invitational Foundation, an Illinois Not-For-Profit corporation, Keebler Company Foundation, an Illinois Not-For-Profit corporation and Keebler Foreign Sales Corporation, a U.S. Virgin Islands corporation and collectively means all such corporations.

     "DISBURSEMENT" is defined in SECTION 2.6.2.

     "DISBURSEMENT DATE" is defined in SECTION 2.6.2.

     "DISBURSEMENT DUE DATE" is defined in SECTION 2.6.2.

     "DISCLOSURE  SCHEDULE"  means the Disclosure  Schedule  attached  hereto as
SCHEDULE I, as it may be amended, supplemented or otherwise modified from time to time by the Borrower with the written consent of the Required Lenders.

     "DOLLAR" and the sign "$" mean lawful money of the United States.

     "DOMESTIC OFFICE" means, relative to any Lender, the office of such Lender designated as such on SCHEDULE III hereto or designated in the Lender Assignment Agreement or such other office of a Lender (or any successor or assign of such Lender) within the United States as may be designated from time to time by notice from such Lender, as the case may be, to each other Person party hereto.

     "EBITDA" means, for any applicable period, the sum (without duplication) of

     (a)  Net Income,

PLUS
----

     (b)  the  amount   deducted,   in  determining  Net  Income,   representing
          amortization,

PLUS
----
     (c) the amount deducted, in determining Net Income, of all income taxes (whether paid or deferred) of the Borrower and its Subsidiaries,

PLUS
----

     (d)  Interest Expense,

PLUS
----

     (e)  the  amount   deducted,   in  determining  Net  Income,   representing
          depreciation of assets,

PLUS
----

     (f) an amount equal to the amount of all extraordinary, non-recurring non-cash charges deducted in arriving at Net Income,

MINUS
-----

     (g) an amount equal to the amount of all extraordinary, non-recurring non-cash credits included in arriving at Net Income.

     "ENVIRONMENTAL LAWS" means all applicable federal, state or local statutes, laws, ordinances, codes, rules and regulations (including consent decrees and administrative orders) relating to public health and safety and protection of the environment.

     "EQUITY CONTRIBUTION" means (i) the issuance by Holdings of the Seller Note and (ii) the cash contribution to the equity of the Borrower on January 26, 1996 in a minimum amount of $125,000,000 (net of incurred expenses in an amount not to exceed $1,300,000).

     "ERISA" means the Employee Retirement Income Security Act of 1974, as amended.

     "EVENT OF DEFAULT" is defined in SECTION 8.1.

     "EXCHANGE ACT" is defined in CLAUSE (b)(iv) of the definition of "Change in Control".

     "EXEMPTED PROPERTIES" is defined in CLAUSE (a)(viii) of SECTION 7.2.9.

     "EXISTING CREDIT AGREEMENT" is defined in the FIRST RECITAL.

     "EXISTING LENDERS" is defined in the FIRST RECITAL.

     "EXISTING LETTERS OF CREDIT" is defined in the FIRST RECITAL.

     "EXISTING LOANS" is defined in the FIRST RECITAL.

     "EXISTING REVOLVING LOANS" is defined in the FIRST RECITAL.

     "EXISTING SWING LINE LOANS" is defined in the FIRST RECITAL.

     "EXISTING TERM LOANS" is defined in the FIRST RECITAL.

     "EXISTING TERM-A LOANS" means the Term-A Loans outstanding under (and as defined in) the Existing Credit Agreement.

     "FEDERAL FUNDS RATE" means, for any period, a fluctuating interest rate per annum equal for each day during such period to

     (a) the weighted average of the rates on overnight federal funds transactions with members of the Federal Reserve System arranged by federal funds brokers, as published for such day (or, if such day is not a Business Day, for the next preceding Business Day) by the Federal Reserve Bank of New York; or

     (b) if such rate is not so published for any day which is a Business Day, the average of the quotations for such day on such transactions received by the Administrative Agent from three federal funds brokers of recognized standing selected by it.

     "FEE LETTER" means, collectively, (i) the confidential fee letter, dated as of December 29, 1995, among ARTAL, Flowers and the Administrative Agent,
(ii) the confidential fee letter, dated as of May 2, 1996, between the Borrower and the Administrative Agent and (iii) the confidential fee letter, dated as of March 18, 1997, between the Borrower and the Administrative Agent.

     "FISCAL QUARTER" means any quarter beginning and ending on the dates set forth in SCHEDULE IV.

     "FISCAL YEAR" means any period of 52 (or, if applicable, 53) consecutive weeks ending on the Saturday occurring nearest to

December 31 of any year; references to a Fiscal Year with a number corresponding to any calendar year (e.g., the "1996 FISCAL YEAR") refer to the Fiscal Year ending on the Saturday occurring nearest to December 31 of that calendar year, even if such date occurs in the next calendar year.

     "FLOWERS" means Flowers Industries, Inc., a Georgia corporation.

     "F.R.S. BOARD" means the Board of Governors of the Federal Reserve System or any successor thereto.

     "GAAP" is defined in SECTION 1.4.

     "GFI" means G.F. Industries, a Nevada corporation.

     "HAZARDOUS MATERIAL" means

     (a)  any "hazardous substance", as defined by CERCLA;

     (b) any "hazardous waste", as defined by the Resource Conservation and Recovery Act, as amended;

     (c)  any petroleum product; or

     (d) any pollutant or contaminant or hazardous, dangerous or toxic chemical, material or substance within the meaning of any other applicable federal, state or local law, regulation, ordinance or requirement (including consent decrees and administrative orders) relating to or imposing liability or standards of conduct concerning any hazardous, toxic or dangerous waste, substance or material, all as amended or hereafter amended.

     "HEDGING OBLIGATIONS" means, with respect to any Person, all liabilities of such Person under interest rate swap agreements, interest rate cap agreements and interest rate collar agreements, and all other agreements or arrangements designed to protect such Person against fluctuations in interest rates or currency exchange rates.

     "HEREIN", "HEREOF", "HERETO", "HEREUNDER" and similar terms contained in this Agreement or any other Loan Document refer to this Agreement or such other Loan Document, as the case may be, as a whole and not to any particular Section, paragraph or provision of this Agreement or such other Loan Document.

     "HOLDINGS"  means  INFLO  Holdings  Corporation,  a  Delaware  corporation.

     "HOLDINGS GUARANTY" means the Guaranty, dated as of January 26, 1996, executed and delivered by an Authorized Officer of Holdings pursuant to clause
(b) of Section 5.1.8 of the Original Credit Agreement, a conformed copy of which is attached hereto as EXHIBIT H-2, as amended, supplemented, restated or otherwise modified from time to time in accordance with its terms.

     "HOLDINGS PLEDGE AGREEMENT" means the Pledge Agreement, dated as of January 26, 1996, executed and delivered by an Authorized Officer of Holdings pursuant to clause (a) of Section 5.1.9 of the Original Credit Agreement, a conformed copy of which is attached hereto as EXHIBIT G-1, as amended, supplemented, restated or otherwise modified from time to time in accordance with its terms.

     "IMMATERIAL SUBSIDIARY" means, at any date of determination, any Subsidiary or group of Subsidiaries of the Borrower having assets as at the end of and EBITDA for the immediately preceding four Fiscal Quarter period for which the relevant financial information has been delivered pursuant to CLAUSE (a) or CLAUSE (b) of SECTION 7.1.1 of less than $2,000,000 individually or in the aggregate.

     "IMPERMISSIBLE   QUALIFICATION"   means,   relative   to  the   opinion  or
certification of any independent public accountant as to any financial statement of any Obligor, any qualification or exception to such opinion or certification

     (a)  which is of a "going concern" or similar nature;

     (b) which relates to the limited scope of examination of matters relevant to such financial statement; or

     (c) which relates to the treatment or classification of any item in such financial statement and which, as a condition to its removal, would require an adjustment to such item the effect of which would be to cause such Obligor to be in default of any of its obligations under
          SECTION 7.2.4.

     "INCLUDING" means including without limiting the generality of any description preceding such term, and, for purposes of this Agreement and each other Loan Document, the parties hereto agree that the rule of EJUSDEM GENERIS shall not be applicable to limit a general statement, which is followed by or referable to an enumeration of specific matters, to matters similar to the matters specifically mentioned.

     "INCREMENTAL TERM LOANS" is defined in SECTION 2.1.1.

     "INCREMENTAL TERM LOAN COMMITMENT" is defined in SECTION 2.1.1.

     "INCREMENTAL TERM LOAN COMMITMENT AMOUNT" means, on any date, $109,750,000.

     "INDEBTEDNESS" of any Person means, without duplication:

     (a) all obligations of such Person for borrowed money and all obligations of such Person evidenced by bonds, debentures, notes or other similar instruments for borrowed money in respect thereof;

     (b) all obligations, contingent or otherwise, relative to the face amount of all letters of credit, whether or not drawn, and banker's acceptances issued for the account of such Person;

     (c) all obligations of such Person as lessee under leases which have been or should be, in accordance with GAAP, recorded as Capitalized Lease Liabilities;

     (d)  net liabilities of such Person under all Hedging Obligations;

     (e) whether or not so included as liabilities in accordance with GAAP, all obligations of such Person to pay the deferred purchase price of property or services, and indebtedness (excluding prepaid interest thereon and interest not yet due) secured by a Lien on property owned or being purchased by such Person (including indebtedness arising under conditional sales or other title retention agreements), whether or not such indebtedness shall have been assumed by such Person or is limited in recourse; PROVIDED, HOWEVER, that, for purposes of determining the amount of any Indebtedness of the type described in this clause, if recourse with respect to such Indebtedness is limited to specific property financed with such Indebtedness, the amount of such Indebtedness shall be limited to the fair market value (determined on a basis reasonably acceptable to the Administrative Agent) of such property or the principal amount of such Indebtedness, whichever is less;

     (f)  all Receivables Facility Outstandings; and

     (g) all Contingent Liabilities of such Person in respect of any of the foregoing;

PROVIDED, that, Indebtedness shall not include unsecured Indebtedness incurred in the ordinary course of business in the nature of accrued liabilities and open accounts extended by suppliers on normal trade terms in connection with purchases of goods and services, but excluding the Indebtedness incurred through the borrowing of money or Contingent Liabilities in connection therewith. For all purposes of this Agreement, the Indebtedness of any Person shall include the Indebtedness of any partnership or joint venture in which such Person is a general partner or a joint venturer (to the extent such Person is liable for such Indebtedness).

     "INDEMNIFIED LIABILITIES" is defined in SECTION 10.4.

     "INDEMNIFIED PARTIES" is defined in SECTION 10.4.

     "INDENTURE" means the Indenture, dated as of June 15, 1996, by and among the Borrower, the Subsidiaries of the Borrower from time to time parties thereto (as guarantors) and U.S. Trust Company of New York, as the trustee, as such Indenture may be amended, supplemented, amended and restated or otherwise modified in accordance with the terms of SECTION 7.2.10.

     "INITIAL PUBLIC OFFERING" means any sale of the Capital Stock of Holdings to the public pursuant to an initial, primary offering registered under the Securities Act of 1933 and, for purposes of the Change of Control definition only, pursuant to which no less than 10% of the Capital Stock of Holdings outstanding after giving effect to such offering was sold pursuant to such offering.

     "INTERCOMPANY SUBORDINATION AGREEMENT" means an agreement to be executed and delivered pursuant to the terms of this Agreement (including CLAUSE (g) of SECTION 7.2.2), substantially in the form of EXHIBIT K hereto, as amended, supplemented, amended and restated or otherwise modified from time to time in accordance with its terms.

     "INTEREST COVERAGE RATIO" means, at the close of any Fiscal Quarter, the ratio computed (except as set forth in the proviso set forth below) for the period consisting of such Fiscal Quarter and each of the three immediately prior Fiscal Quarters of:

     (a)  EBITDA (for all such Fiscal Quarters)

TO
--

     (b)  Interest Expense (for all such Fiscal Quarters).

     "INTEREST EXPENSE" means, for any Fiscal Quarter, the aggregate consolidated cash interest expense (net of interest income) of the Borrower and its Subsidiaries for such Fiscal Quarter, as determined in accordance with GAAP, including (i) the portion of any payments made in respect of Capitalized Lease Liabilities allocable to interest expense and (ii) interest (or other fees in the nature of interest or discount accrued and paid or payable in cash for such Fiscal Quarter) in respect of the Permitted Receivables Transaction.

     "INTEREST PERIOD" means, relative to any LIBO Rate Loans, the period beginning on (and including) the date on which such LIBO Rate Loan is made or continued as, or converted into, a LIBO Rate Loan pursuant to SECTION 2.3.1 or
2.4 and shall end on (but exclude) the day which numerically corresponds to such date one, two, three or six (or, if available to all relevant Lenders and at the discretion of the Administrative Agent, nine or twelve) months thereafter (or, if such month has no numerically corresponding day, on the last Business Day of such month), in either case as the Borrower may select in its relevant notice pursuant to SECTION 2.3 or 2.4; PROVIDED, HOWEVER, that

     (a) the Borrower shall not be permitted to select Interest Periods to be in effect at any one time which have expiration dates occurring on more than ten different dates;

     (b) Interest Periods commencing on the same date for Loans comprising part of the same Borrowing shall be of the same duration;

     (c) if such Interest Period would otherwise end on a day which is not a Business Day, such Interest Period shall end on the next following Business Day (unless such next following Business Day is the first Business Day of a calendar month, in which case such Interest Period shall end on the Business Day next preceding such numerically corresponding day); and

     (d) no Interest Period for any Loan may end later than the Stated Maturity Date for such Loan.

     "INVESTMENT" means, relative to any Person,

     (a) any loan or advance made by such Person to any other Person (excluding commission, travel and similar advances to officers and employees made in the ordinary course of business); and

     (b) any ownership or similar interest held by such Person in any other Person.

The amount of any Investment shall be the original principal or capital amount thereof less all returns of principal or equity thereon (and without adjustment by reason of the financial condition of such other Person) and shall, if made by the transfer or exchange of property other than cash, be deemed to have been made in an original principal or capital amount equal to the fair market value of such property at the time of such transfer or exchange.

     "ISSUANCE REQUEST" means a Letter of Credit request and certificate duly executed by an Authorized Officer of the Borrower, substantially in the form of EXHIBIT B-2 hereto.

     "ISSUER" means, collectively, Scotiabank in its individual capacity hereunder as issuer of the Letters of Credit and such other Lender as may be designated by Scotiabank (and agreed to by the Borrower and such Lender) in its individual capacity as the issuer of Letters of Credit.

     "KEEBLER ACQUISITION" means the acquisition by the Borrower from the Seller of all of the outstanding Shares of UBI and certain assets of certain Subsidiaries of the Seller, as further set forth in the Keebler Purchase Agreement.

     "KEEBLER PURCHASE AGREEMENT" means the Stock Purchase Agreement, dated November 5, 1995, as amended by a first amendment, dated January 26, 1996 (as originally executed and delivered and amended by the first amendment, and as otherwise further amended or modified in accordance with CLAUSE (a) of SECTION 7.2.10), between Holdings (with the rights and obligations thereunder being assigned to the Borrower) and the Seller.

     "KEEBLER TRANSACTION" means the Keebler Acquisition, the Merger, the Equity Contribution, the execution of the Bridge Note Agreement and issuance of the Bridge Notes (as such terms are defined in the Existing Credit Agreement), the execution of the Existing Credit Agreement and the making of the initial Credit Extension thereunder, and any and all transactions relating to any of the foregoing.

     "LENDER   ASSIGNMENT   AGREEMENT"  means  a  Lender  Assignment   Agreement
substantially in the form of EXHIBIT J hereto.

     "LENDERS" is defined in the PREAMBLE.

     "LETTER OF CREDIT" is defined in SECTION 2.1.3.

     "LETTER OF CREDIT COMMITMENT" means, with respect to the Issuer, the Issuer's obligation to issue Letters of Credit pursuant to SECTION 2.1.3 and, with respect to each of the other Lenders that has a Revolving Loan Commitment, the obligations of each such Lender to participate in such Letters of Credit pursuant to SECTION 2.6.1.

     "LETTER OF CREDIT COMMITMENT AMOUNT" means, on any date, a maximum amount of $45,000,000, as such amount may be reduced from time to time pursuant to
SECTION 2.2.

     "LETTER OF CREDIT OUTSTANDINGS" means, on any date, an amount equal to the sum of

     (a) the then aggregate amount which is undrawn and available under all issued and outstanding Letters of Credit,

PLUS
----

     (b) the then aggregate amount of all unpaid and outstanding Reimbursement Obligations in respect of such Letters of Credit.

     "LIBO RATE" means, relative to any Interest Period for LIBO Rate Loans, the rate of interest equal to the average (rounded upwards, if necessary, to the nearest 1/16 of 1%) of the rates per annum at which Dollar deposits in immediately available funds are offered to the Administrative Agent's LIBOR Office in the London interbank market as at or about 11:00 a.m. London time two Business Days prior to the beginning of such Interest Period for delivery on the first day of such Interest Period, and in an amount approximately equal to the amount of the Administrative Agent's LIBO Rate Loan and for a period approximately equal to such Interest Period.

     "LIBO RATE LOAN" means a Loan bearing interest, at all times during an Interest Period applicable to such Loan, at a fixed rate of interest determined by reference to the LIBO Rate (Reserve Adjusted).

     "LIBO RATE (RESERVE ADJUSTED)" means, relative to any Loan to be made, continued or maintained as, or converted into, a LIBO Rate Loan for any Interest Period, a rate per annum (rounded upwards, if necessary, to the nearest 1/100 of 1%) determined pursuant to the following formula:

            LIBO Rate           =              LIBO Rate
       (Reserve Adjusted)            -------------------------------
                                     1.00 - LIBOR Reserve Percentage

     The LIBO Rate (Reserve Adjusted) for any Interest Period for LIBO Rate Loans will be determined by the Administrative Agent on the basis of the LIBOR Reserve Percentage in effect on, and the applicable rates furnished to and received by the Administrative Agent from Scotiabank, two Business Days before the first day of such Interest Period.

     "LIBOR OFFICE" means, relative to any Lender, the office of such Lender designated as such on SCHEDULE III hereto or designated in the Lender Assignment Agreement or such other office of a Lender as designated from time to time by notice from such Lender to the Borrower and the Administrative Agent, whether or not outside the United States, which shall be making or maintaining LIBO Rate Loans of such Lender hereunder.

     "LIBOR RESERVE PERCENTAGE" means, relative to any Interest Period for LIBO Rate Loans, the reserve percentage (expressed as a decimal) equal to the maximum aggregate reserve requirements (including all basic, emergency, supplemental, marginal and other reserves and taking into account any transitional adjustments or other scheduled changes in reserve requirements) specified under regulations issued from time to time by the F.R.S. Board and then applicable to assets or liabilities consisting of and including "Eurocurrency Liabilities", as currently defined in Regulation D of the F.R.S. Board, having a term approximately equal or comparable to such Interest Period.

     "LIEN" means any security interest, mortgage, pledge, hypothecation, assignment, deposit arrangement, encumbrance, lien (statutory or otherwise), charge against or interest in property, or any filing or recording of any instrument or document in respect of the foregoing, to secure payment of a debt or performance of an obligation or other priority or preferential arrangement of any kind or nature whatsoever.

     "LOAN" means, as the context may require, a Revolving Loan, a Swing Line Loan or a Term Loan of any type.

     "LOAN DOCUMENT" means this Agreement, the Notes, the Letters of Credit, each Fee Letter, each Pledge Agreement, the Subsidiary Guaranty, the Holdings Guaranty, each Mortgage, the Intercompany Subordination Agreement, each Security Agreement, each Patent Security Agreement, each Trademark Security Agreement, each Copyright Security Agreement, and each other agreement, document or instrument delivered in connection with this Agreement or any other Loan Document, whether or not specifically mentioned herein or therein.

     "MATERIAL ADVERSE EFFECT" means (a) a material adverse effect on the financial condition, operations, assets, business or properties of Holdings and its Subsidiaries, taken as a whole, or the Borrower and its Subsidiaries, taken as a whole, (b) a material impairment of the ability of the Borrower or any other Obligor (other than any Immaterial Subsidiary) to perform its respective material obligations under the Loan Documents to which it is or will be a party, or (c) an impairment of the validity or enforceability of, or a material impairment of the rights, remedies or benefits available to the Administrative Agent, the Issuer or the Lenders under, this Agreement or any other Loan Document.

     "MERGER" is defined in the PREAMBLE.

     "MOODY'S" means Moody's Investors Service, Inc.

     "MORTGAGE" means, collectively, each Mortgage or Deed of Trust executed and delivered pursuant to the terms of the Original Credit Agreement and the Existing Credit Agreement or this Agreement, including CLAUSE (b) of SECTION 7.1.9, substantially in the form of EXHIBIT I hereto, as amended, supplemented, restated or otherwise modified from time to time in accordance with its terms.

     "NET DEBT PROCEEDS" means, with respect to the incurrence, sale or issuance (to the extent permitted by the terms of this Agreement) by the Borrower or any of its Subsidiaries to any Person of any Debt (other than Debt permitted by
SECTION 7.2.2 as in effect on the Amendment Effective Date (or as hereafter permitted under such Section with the consent of the Required Lenders), including Debt arising in connection with the Permitted Receivables Transaction), the EXCESS of:

     (a) the gross cash proceeds received by the Borrower or any of its Subsidiaries from such sale or issuance,

OVER
----

     (b) all reasonable and customary underwriting commissions and legal, investment banking, brokerage and accounting and other professional fees, sales commissions and disbursements and all other reasonable fees, expenses and charges, in each case actually incurred in connection with such incurrence, sale or issuance which have not been paid to Affiliates of the Borrower in connection therewith.

     "NET DISPOSITION PROCEEDS" means, with respect to a Permitted Disposition of the assets of the Borrower or any of its Subsidiaries, the excess of

     (a) the gross cash proceeds received by the Borrower or any of its Subsidiaries from any Permitted Disposition and any cash payments received in respect of promissory notes or other non-cash consideration delivered to the Borrower or such Subsidiary in respect of any Permitted Disposition,

LESS
----

     (b)  the sum of

          (i) all reasonable and customary fees and expenses with respect to legal, investment banking, brokerage and accounting and other professional fees, sales commissions and disbursements and all other reasonable fees, expenses and charges, in each case actually incurred in connection with such Permitted Disposition which have not been paid to Affiliates of the Borrower,

          (ii) all taxes and other governmental costs and expenses actually paid or estimated by the Borrower (in good faith) to be payable in cash in connection with such Permitted Disposition, and

          (iii)payments made by the Borrower or any of its Subsidiaries to retire Indebtedness (other than the Loans) of the Borrower or any of its Subsidiaries where payment of such Indebtedness is required in connection with such Permitted Disposition;

PROVIDED, HOWEVER, that if, after the payment of all taxes with respect to such Permitted Disposition, the amount of estimated taxes, if any, pursuant to CLAUSE
(b)(ii) above exceeded the tax amount actually paid in cash in respect of such Permitted Disposition, the aggregate amount of such excess shall be immediately payable, pursuant to CLAUSE (c) of SECTION 3.1.1, as Net Disposition Proceeds.

     "NET EQUITY PROCEEDS" means with respect to the sale or issuance by Holdings to any Person of any stock, warrants or options or the exercise of any such warrants or options after the Amendment Effective Date (other than pursuant to (i) capital contributions (from other than an Initial Public Offering or in connection with a Refinancing) which are concurrently contributed to the Borrower, or (ii) any subscription agreement, incentive plan or similar arrangement with any officer or employee of Holdings or any of its Subsidiaries), the EXCESS of:

     (a) the gross cash proceeds received by Holdings from such sale, exercise or issuance,

OVER
----

     (b) all reasonable and customary underwriting commissions and legal, investment banking, brokerage and accounting and other professional fees, sales commissions and disbursements and all other reasonable fees, expenses and charges, in each case actually incurred in connection with such sale or issuance which have not been paid to Affiliates of Holdings in connection therewith.

     "NET INCOME" means, for any period, the net income of the Borrower and its Subsidiaries for such period on a consolidated basis, excluding extraordinary gains.

     "NET WORTH" means the consolidated net worth of the Borrower and its Subsidiaries.

     "NON-U.S. LENDER" means any Lender (including each Assignee Lender) that is not (i) a citizen or resident of the United States, (ii) a corporation, partnership or other entity created or organized in or under the laws of the United States or any state thereof, or (iii) any estate or trust that is subject to U.S. Federal income taxation regardless of the source of its income.

     "NON-U.S. SUBSIDIARY" means any Subsidiary of the Borrower that is not incorporated or organized in or under the laws of the United States or any state thereof.

     "NOTE" means, as the context may require, a Revolving Note, a Swing Line Note, a Registered Note or a Term Note.

     "OAKLAND PROPERTY" is defined in CLAUSE (a)(viii) of SECTION 7.2.9.

     "OBLIGATIONS" means all obligations (monetary or otherwise) of the Borrower and each other Obligor arising under or in connection with this Agreement, the Notes, each Letter of Credit and each other Loan Document, and Hedging Obligations owed to a Lender or an Affiliate thereof (or a Person that was a Lender or an Affiliate of a Lender at the time the applicable Rate

Protection Agreement was entered into), unless the Lender or such Affiliate (or other Person) otherwise agrees.

     "OBLIGOR"   means  the  Borrower  or  any  other  Person  (other  than  the
Administrative Agent or any Lender) obligated under any Loan Document.

     "ORGANIC DOCUMENT" means, relative to any Obligor, its certificate of incorporation, its by-laws and all shareholder agreements, voting trusts and similar arrangements applicable to any of its authorized shares of Capital Stock.

     "ORIGINAL AGREEMENT" is defined in the FIRST RECITAL.

     "PARTICIPANT" is defined in SECTION 10.11.2.

     "PATENT SECURITY AGREEMENT" means any Patent Security Agreement executed and delivered by any Obligor in substantially the form of EXHIBIT A to any Security Agreement, as amended, supplemented, amended and restated or otherwise modified.

     "PBGC" means the Pension Benefit Guaranty Corporation and any successor entity.

     "PENSION  PLAN"  means a  "pension  plan",  as  such  term  is  defined  in section 3(2) of ERISA, which is subject to Title IV of ERISA (other than a multiemployer plan as defined in section 4001(a)(3) of ERISA), and to which the Borrower or any corporation, trade or business that is, along with the Borrower, a member of a Controlled Group, has or within the prior six years has had any liability, including any liability by reason of having been a substantial employer within the meaning of section 4063 of ERISA at any time during the preceding five years, or by reason of being deemed to be a contributing sponsor under section 4069 of ERISA.

     "PERCENTAGE" means, relative to any Lender, the applicable percentage relating to Term Loans or Revolving Loans, as the case may be, as set forth opposite its name on SCHEDULE III hereto under the applicable column heading or set forth in Lender Assignment Agreement(s) under the applicable column heading, as such percentage may be adjusted from time to time pursuant to Lender Assignment Agreement(s) executed by such Lender and its Assignee Lender(s) and delivered pursuant to SECTION 10.11. A Lender shall not have any Commitment to make Revolving Loans or Term Loans (as the case may be) if its percentage under the respective column heading is zero.

     "PERMITTED  ARTAL  INVESTOR  GROUP"  means  ARTAL or any of its  direct  or
indirect   wholly-owned   Subsidiaries   and  ARTAL  Group  S.A.,  a  Luxembourg
corporation or any of its direct or indirect wholly-owned Subsidiaries.

     "PERMITTED DISPOSITION" means a sale, disposition or other conveyance of assets by the Borrower or any of its Subsidiaries in accordance with the terms of CLAUSE (b) (other than as permitted by CLAUSE (a) or (c)) of SECTION 7.2.9.

     "PERMITTED RECEIVABLES TRANSACTION" means any transaction providing for the sale or financing of Accounts with customary limited recourse based on the collectability of the Accounts sold; PROVIDED, HOWEVER, that the expiration date, term, conditions and structure (including the legal and organizational structure of Receivables Co. and the restrictions imposed on its activities) of, and the documentation relating to, the Permitted Receivables Transaction must be on terms and conditions satisfactory to the Administrative Agent.

     "PERSON" means any natural person, corporation, partnership, firm, association, trust, government, governmental agency, limited liability company or any other entity, whether acting in an individual, fiduciary or other capacity.

     "PLAN" means any Pension Plan or Welfare Plan.

     "PLEDGE AGREEMENT" means, as the context may require, the Holdings Pledge Agreement, the Borrower Pledge Agreement or the Subsidiary Pledge Agreement.

     "PRO FORMA BALANCE SHEET" is defined in CLAUSE (b) of SECTION 5.1.13.

     "QUALIFIED ASSETS" is defined in CLAUSE (c) of SECTION 3.1.1.

     "QUARTERLY PAYMENT DATE" means the last day of each Fiscal Quarter, or, if any such day is not a Business Day, the next succeeding Business Day.

     "RATE PROTECTION AGREEMENT" means, collectively, any interest rate swap, cap, collar or similar agreement entered into by the Borrower pursuant to the terms of this Agreement under which the counterparty to such agreement is (or at the time such Rate Protection Agreement was entered into, was) a Lender or an Affiliate of a Lender.

     "RECEIVABLES CO." means any special purpose, bankruptcy-remote wholly-owned Subsidiary of the Borrower organized after the date hereof (or such other Person agreed to by the Administrative Agent) that purchases Accounts generated by the Borrower or any of its Subsidiaries in connection with the Permitted Receivables Transaction.

     "RECEIVABLES FACILITY OUTSTANDINGS" means, at any date of determination, with respect to the Permitted Receivables Transaction, the aggregate cash proceeds received by the Borrower or any of its Subsidiaries from the sale or financing of Accounts pursuant to the Permitted Receivables Transaction which are outstanding on the date of determination.

     "RECEIVABLES PROCEEDS" means, with respect to the Permitted Receivables Transaction, the maximum amount of the commitment to purchase Accounts under the Permitted Receivables Transaction.

     "REFINANCING" means, the sale by public offering or private placement by the Borrower of the Refinancing Notes in order to refinance all or any portion of the then outstanding principal amount of the Subordinated Notes outstanding on the Amendment Effective Date or other Refinancing Notes in up to the amounts permitted pursuant to CLAUSE (h) of SECTION 7.2.2, in accordance with the terms of this Agreement.

     "REFINANCING NOTE INDENTURE" means, collectively, each indenture, if any, to be executed by the Borrower and a trustee to be named therein, pursuant to which the Refinancing Notes are issued and governed by, which Refinancing Note Indenture shall (i) contain subordination provisions that are no less favorable to the holders of "Senior Indebtedness", "Senior Debt" or terms of similar import as used in such Refinancing Note Indenture than the subordination provisions contained in the Indenture, (ii) not provide for any amortization (in whole or in part) of the Refinancing Notes prior to July 26, 2005, (iii) provide for accrued interest on the Refinancing Notes at a maximum rate per annum not in excess of the rate of interest then prevailing in the unsecured senior subordinated debt capital markets (as reasonably determined in good faith by the Administrative Agent) for companies comparable to the Borrower (based upon, INTER ALIA, historical and current financial performance, credit ratios and the industry in which the Borrower participates) at the time of the Refinancing, and
(iv) contain such other terms and conditions which, taken as a whole, are comparable to those contained in indentures then prevailing in the unsecured senior subordinated debt capital markets (as reasonably determined in good faith by the Required Lenders) for companies comparable to the Borrower (based upon, INTER ALIA, historical and current financial performance, credit ratios and the industry in which the Borrower participates) at the time of the Refinancing, as such indenture may be amended, supplemented, amended and restated or otherwise modified pursuant to SECTION 7.2.10.

     "REFINANCING NOTES" means, collectively, the unsecured senior subordinated notes, if any, to be issued by the Borrower pursuant to the Refinancing Note Indenture in connection with a Refinancing of the Subordinated Notes outstanding on the Amendment Effective Date or other Refinancing Notes in up to the amounts permitted pursuant to CLAUSE (h) of SECTION 7.2.2 which Refinancing Notes shall not have any terms that are inconsistent with the Refinancing Note Indenture pursuant to which they were issued.

     "REFUNDED SWING LINE LOANS" is defined in CLAUSE (b) of SECTION 2.3.2.

     "REGISTER" is defined in CLAUSE (b) of SECTION 2.8.

     "REGISTERED NOTE" means a promissory note of the Borrower payable to any Registered Noteholder, in the form of EXHIBIT A-4 hereto (as such promissory note may be amended, endorsed or otherwise modified from time to time), evidencing the aggregate Indebtedness of the Borrower to such Lender resulting from outstanding Term Loans, and also means all other promissory notes accepted from time to time in substitution therefor or renewal thereof.

     "REGISTERED NOTEHOLDER" means any Lender that has been issued a Registered Note.

     "REIMBURSEMENT OBLIGATION" is defined in SECTION 2.6.3.

     "RELEASE" means a "release", as such term is defined in CERCLA.

     "REPORTING PERIOD" means, in the case of the first Reporting Period, the period beginning on January 26, 1996 and ending on February 24, 1996, and in the case of each other Reporting Period, each four week period thereafter, other than the 13th Reporting Period of Fiscal Year 1997 (which shall be the five week period ending January 3, 1998) and the 13th Reporting Period of Fiscal Year 2003 (which shall be the five week period ending January 3, 2004).

     "REQUIRED LENDERS" means, at any time, Lenders holding at least 51% of the Total Exposure Amount.

     "RESOURCE CONSERVATION AND RECOVERY ACT" means the Resource Conservation and Recovery Act, 42 U.S.C. Section 6901, ET SEQ., as in effect from time to time.

     "RESTRICTED PAYMENTS" is defined in SECTION 7.2.6.

     "RESTRUCTURING CHARGES" means the charges incurred or to be incurred in an amount not to exceed (after giving effect to the Sunshine Acquisition) an aggregate amount of $132,000,000 in cash in connection with the restructuring of the ongoing business and operations of the Borrower and its Subsidiaries following January 26, 1996, as more fully described in each Bank Confidential Offering Memorandum.

     "REVOLVING LOAN" is defined in CLAUSE (a) of SECTION 2.1.2.

     "REVOLVING LOAN COMMITMENT" is defined in CLAUSE (a) of SECTION 2.1.2.

     "REVOLVING LOAN COMMITMENT AMOUNT" means, on any date, $140,000,000, as such amount may be reduced from time to time pursuant to SECTION 2.2.

     "REVOLVING LOAN COMMITMENT TERMINATION DATE" means the earliest of

     (a)  April 7, 2003;

     (b) the date on which the Revolving Loan Commitment Amount is terminated in full or reduced to zero pursuant to SECTION 2.2; and

     (c)  the date on which any Commitment Termination Event occurs.

     Upon the occurrence of any event described in CLAUSE (b) or (c), the Revolving Loan Commitments shall terminate automatically and without any further action.

     "REVOLVING LOAN LENDERS" means Lenders with a Revolving Loan Commitment.

     "REVOLVING NOTE" means a promissory note of the Borrower payable to any Lender, substantially in the form of EXHIBIT A-1 hereto (as such promissory note may be amended, endorsed or otherwise modified from time to time), evidencing the aggregate Indebtedness of the Borrower to such Lender resulting from outstanding Revolving Loans, and also means all other promissory notes accepted from time to time in substitution therefor or renewal thereof.

     "S&P" means Standard & Poor's Ratings Services.

     "SANTA FE PROPERTY" is defined in CLAUSE (a)(vii) of SECTION 7.2.9.

     "SCOTIABANK" is defined in the preamble.

     "SECURITY AGREEMENT" means, as the context may require, the Borrower Security Agreement or the Subsidiary Security Agreement.

     "SELLER"   means  UB   Investments   (Netherlands)   B.V.,  a   Netherlands
corporation.

     "SELLER NOTE" means the unsecured promissory note of Holdings in a principal amount equal to $32,500,000 payable to the Seller (or its assignee) pursuant to the Keebler Purchase Agreement, in the form attached hereto as EXHIBIT M.

     "SHARES" means 1,000,000 shares of common stock, par value $1.00 per share, of UBI.

     "SOLVENT" means, with respect to any Person on a particular date, that on such date (a) the fair value of the property of such Person is greater than the total amount of liabilities, including contingent liabilities, of such Person,
(b) the present fair salable value of the assets of such Person is not less than the amount that will be required to pay the probable liability of such Person on its debts as they become absolute and matured, (c) such Person does not intend to, and does not believe that it will, incur debts or liabilities beyond such Person's ability to pay as such debts and liabilities mature, and (d) such Person is not engaged in business or a transaction, and such person is not about to engage in business or a transaction, for which such Person's property would constitute an unreasonably small capital. The amount of contingent liabilities at any time shall be computed as the amount that, in the light of all the facts and circumstances existing at such time, represents the amount that can reasonably be expected to become an actual or matured liability.

     "STATED AMOUNT" of each Letter of Credit means the total amount available to be drawn under such Letter of Credit upon the issuance thereof.

     "STATED EXPIRY DATE" is defined in SECTION 2.6.

     "STATED MATURITY DATE" means April 7, 2003.

     "SUBORDINATED DEBT" means, as the context may require, (i) the unsecured Debt of the Borrower evidenced by the Subordinated Notes and (ii) to the extent permitted by the Required Lenders, any other unsecured Debt of the Borrower subordinated in right of payment to the Obligations pursuant to documentation containing maturities, amortization schedules, covenants, defaults, remedies, subordination provisions and other material terms in form and substance satisfactory to the Administrative Agent and Required Lenders.

     "SUBORDINATED GUARANTY" means, collectively, each guaranty, if any, executed from time to time by Holdings or any Subsidiary of the Borrower (other than the Designated Subsidiaries and Receivables Co.) pursuant to which the guarantor thereunder has any Contingent Liability with respect to any Subordinated Debt (other than the Seller Note).

     "SUBORDINATED NOTE" means, as the context may require, (i) the 10 3/4% senior subordinated notes due 2006 issued under the Indenture and outstanding on the Amendment Effective Date and (ii) the Refinancing Notes, and collectively means all of the above notes, as, in each case, amended, supplemented, amended and restated or otherwise modified from time to time in accordance with
SECTION 7.2.10 or refinanced in accordance with CLAUSE (h) of SECTION 7.2.2.

     "SUBORDINATED NOTEHOLDER" means, at any time, any holder of a Subordinated Note.

     "SUBORDINATED NOTE INDENTURE" means, as the context may require, the Indenture and each Refinancing Note Indenture, and collectively means all of the above agreements and indentures, in each case, as such agreements or indentures may hereafter be amended, supplemented, restated or otherwise modified from time to time in accordance with SECTION 7.2.10.

     "SUBORDINATION PROVISIONS" is defined in SECTION 8.1.11.

     "SUBSIDIARY" means, with respect to any Person, any corporation, partnership or other business entity of which more than 50% of the outstanding Capital Stock (or other ownership interest) having ordinary voting power to elect a majority of the board of directors, managers or other voting members of the governing body of such entity (irrespective of whether at the time Capital Stock (or other ownership interest) of any other class or classes of such entity shall or might have voting power upon the occurrence of any contingency) is at the time directly or indirectly owned by such Person, by such Person and one or more other
Subsidiaries of such Person, or by one or more other Subsidiaries of such Person.

     "SUBSIDIARY GUARANTOR" means, on the Amendment Effective Date, each Subsidiary of the Borrower (other than the Designated Subsidiaries) and thereafter, each Subsidiary of the Borrower that is required, pursuant to CLAUSE
(a) of SECTION 7.1.7, to execute and deliver a supplement to the Subsidiary Guaranty.

     "SUBSIDIARY GUARANTY" means, collectively, each Guaranty executed and delivered by each Subsidiary Guarantor pursuant to the terms of the Original Credit Agreement, the Existing Credit Agreement and this Agreement, substantially in the form of EXHIBIT H-1 hereto, as amended, supplemented, amended and restated or otherwise modified from time to time in accordance with its terms.

     "SUBSIDIARY PLEDGE AGREEMENT" means, collectively, each Pledge Agreement executed and delivered by certain Subsidiaries of the Borrower pursuant to the terms of the Existing Credit Agreement and this Agreement, substantially in the form of EXHIBIT G-3 hereto, as amended, supplemented, amended and restated or otherwise modified from time to time in accordance with its terms.

     "SUBSIDIARY   SECURITY  AGREEMENT"  means,   collectively,   each  Security
Agreement executed and delivered by certain Subsidiaries of the Borrower pursuant to the terms of the Existing Credit Agreement and this Agreement, substantially in the form of EXHIBIT F-2 hereto, as amended, supplemented, amended and restated or otherwise modified from time to time in accordance with its terms.

     "SUNSHINE" means Sunshine Biscuits, Inc., a Delaware corporation.

     "SUNSHINE ACQUISITION" means the acquisition by the Borrower from GFI all of the outstanding Sunshine Shares, as further set forth in the Sunshine Purchase Agreement.

     "SUNSHINE PURCHASE AGREEMENT" means the Stock Purchase Agreement, dated as of June 4, 1996 (as originally executed and delivered, and as otherwise amended or modified in accordance with CLAUSE (a) of SECTION 7.2.10), among GFI, Holdings and the Borrower.

     "SUNSHINE SHARES" means 100 shares of common stock, no par value, of Sunshine.

     "SUNSHINE TRANSACTION" means the Sunshine Acquisition, the issuance of the Sunshine Warrants and the issuance of common stock of Holdings to GFI in connection therewith.

     "SUNSHINE WARRANTS" means warrants to acquire up to 7.5% of the Capital Stock of Holdings issued in connection with the Sunshine Acquisition.

     "SWING LINE LENDER" means Scotiabank (or another Lender designated by Scotiabank with the consent of the Borrower, if such Lender agrees to be the Swing Line Lender hereunder), in such Person's capacity as the maker of Swing Line Loans.

     "SWING LINE LOAN" is defined in CLAUSE (b) of SECTION 2.1.2.

     "SWING LINE LOAN COMMITMENT" means, with respect to the Swing Line Lender, the Swing Line Lender's obligation pursuant to CLAUSE (b) of SECTION 2.1.2 to make Swing Line Loans and, with respect to each Lender with a Commitment to make Revolving Loans (other than the Swing Line Lender), such Lender's obligation to participate in Swing Line Loans pursuant to SECTION 2.3.2.

     "SWING LINE LOAN COMMITMENT AMOUNT" means, on any date, $20,000,000, as such amount may be reduced from time to time pursuant to SECTION 2.2.

     "SWING LINE NOTE" means a promissory note of the Borrower payable to the Swing Line Lender, in substantially the form of EXHIBIT A-2 hereto (as such promissory note may be amended, endorsed or otherwise modified from time to time), evidencing the aggregate Indebtedness of the Borrower to the Swing Line Lender resulting from outstanding Swing Line Loans, and also means all other promissory notes accepted from time to time in substitution therefor or renewal thereof.

     "TAXES" is defined in SECTION 4.6.

     "TERM LOAN" means, collectively, the Existing Term-A Loans and the Incremental Term Loans.

     "TERM LOAN COMMITMENT TERMINATION DATE" means, with respect to the Incremental Term Loans, the earlier of

     (a) the Amendment Effective Date (immediately after the making of the Incremental Term Loans on such date); or

     (b)  the date on which any Commitment Termination Event occurs.

Upon the occurrence of any event described in CLAUSE (a) or (b), the Term Loan Commitments shall terminate automatically and without any further action.

     "TERM NOTE" means each promissory note of the Borrower payable to the order of any Lender, in the form of EXHIBIT A-3 hereto (as such promissory note may be amended, endorsed or otherwise modified from time to time), evidencing the aggregate Indebtedness of the Borrower to such Lender resulting from outstanding Term Loans, and also means all other promissory notes accepted from time to time in substitution therefor or renewal thereof.

     "TOTAL EXPOSURE AMOUNT" means, on any date of determination, the then outstanding principal amount of all Term Loans and the then effective Revolving Loan Commitment Amount.

     "TRADEMARK SECURITY AGREEMENT" means any Trademark Security Agreement executed and delivered by any Obligor substantially in the form of EXHIBIT B to any Security Agreement, as amended, supplemented, amended and restated or otherwise modified from time to time in accordance with the terms of such Security Agreement.

     "TRANCHE" means, as the context may require, the Loans constituting Term Loans, Swing Line Loans or Revolving Loans.

     "TRUCK SALE PROCEEDS" means the aggregate amount of cash or other consideration received by the Borrower or any of its Subsidiaries from (i) the transactions described in CLAUSE (b)(i) of SECTION 7.2.7 and (ii) up to $10,000,000 of the amount of proceeds generated by the sale or other disposition of trucks to the extent such proceeds are paid to the Seller or any of its Affiliates as required pursuant to the terms of the Keebler Purchase Agreement.

     "TYPE" means, relative to any Loan, the portion thereof, if any, being maintained as a Base Rate Loan or a LIBO Rate Loan.

     "UBI" is defined in the PREAMBLE.

     "UCC" means the Uniform Commercial Code as in effect from time to time in the State of New York.

     "UNITED BISCUITS" means United Biscuits (Holdings) plc., a corporation organized under the laws of the United Kingdom.

     "UNITED STATES" or "U.S." means the United States of America, its fifty States and the District of Columbia.

     "WAIVER" means an agreement in favor of the Administrative Agent for the benefit of the Lenders and the Issuer in form and substance reasonably satisfactory to the Administrative Agent.

     "WELFARE PLAN" means a "WELFARE PLAN", as such term is defined in section 3(1) of ERISA, and to which the Borrower has any liability.

     "WHOLLY-OWNED SUBSIDIARY" shall mean, with respect to any Person, any Subsidiary of such Person all of the Capital Stock (and all rights and options to purchase such Capital Stock) of which, other than directors' qualifying shares, are owned, beneficially and of record, by such Person and/or one or more wholly-owned Subsidiaries of such Person.

     "YEAR 1" is defined in CLAUSE (a) of SECTION 7.2.7.

     "YEAR 2" is defined in CLAUSE (a) of SECTION 7.2.7.

     SECTION 1.2. USE OF DEFINED TERMS. Unless otherwise defined or the context otherwise requires, terms for which meanings are provided in this Agreement shall have such meanings when used in the Disclosure Schedule and in each other Loan Document, notice and other communication delivered from time to time in connection with this Agreement or any other Loan Document.

     SECTION 1.3. CROSS-REFERENCES. Unless otherwise specified, references in this Agreement and in each other Loan Document to any Article or Section are references to such Article or Section of this Agreement or such other Loan Document, as the case may be, and, unless otherwise specified, references in any Article, Section or definition to any clause are references to such clause of such Article, Section or definition.

     SECTION 1.4. ACCOUNTING AND FINANCIAL DETERMINATIONS. Unless otherwise specified, all accounting terms used herein or in any other Loan Document shall be interpreted, all accounting determinations and computations hereunder or thereunder (including under SECTION 7.2.4) shall be made, and all financial statements required to be delivered hereunder or thereunder shall be prepared in accordance with, those generally accepted accounting principles ("GAAP") as in effect as of December 28, 1996.

                                   ARTICLE II

                     CONTINUATION OF CERTAIN EXISTING LOANS
                         AND EXISTING LETTERS OF CREDIT;
                 COMMITMENTS, BORROWING AND ISSUANCE PROCEDURES,
                           NOTES AND LETTERS OF CREDIT

     SECTION 2.1. COMMITMENTS AND CONTINUATION OF CERTAIN EXISTING LOANS. On the terms and subject to the conditions of this Agreement (including ARTICLE V),

     (a) each Lender severally agrees to the continuation of Existing Revolving Loans, Existing Swing Line Loans and Existing Term-A Loans hereunder and to make Loans (other than Swing Line Loans) pursuant to the Commitments hereunder and the Swing Line Lender agrees to make Swing Line Loans pursuant to the Swing Line Loan Commitment hereunder in each case as described in this ARTICLE II; and

     (b) each Issuer severally agrees that it will issue Letters of Credit pursuant to SECTION 2.1.3, and each other Lender that has a Revolving Loan Commitment severally agrees that it will purchase participation interests in such Letters of Credit pursuant to SECTION 2.6.1.

     SECTION 2.1.1. INCREMENTAL TERM LOAN COMMITMENTS. Each of the parties hereto acknowledges and agrees that the Existing Term-A Loans shall continue as Term Loans for all purposes under this Agreement and the Loan Documents. In addition, subject to compliance by the Borrower with the terms of SECTIONS 2.1.4, 5.1 and 5.2, in a single Borrowing on the Amendment Effective Date (which shall be a Business Day) occurring on or prior to the Incremental Term Loan Commitment Termination Date, each Lender, as applicable, will make loans (relative to such Lender, its "INCREMENTAL TERM LOANS") to the Borrower in an amount equal to that principal amount set forth opposite such Lender's name on
SCHEDULE VI hereto (with the commitment of each such applicable Lender described in this Section herein referred to as its Incremental "TERM LOAN COMMITMENT"). No amounts paid or prepaid with respect to Term Loans may be reborrowed.

     SECTION 2.1.2. REVOLVING LOAN COMMITMENT AND SWING LINE LOAN COMMITMENT. Each of the parties hereto acknowledge and agree that the Existing Revolving Loans and Existing Swing Line Loans shall continue as Revolving Loans and Swing Line Loans for all purposes under this Agreement and the Loan Documents. In addition, subject to compliance by the Borrower with the terms of SECTION 2.1.4,
SECTION 5.1 and SECTION 5.2, the Revolving Loans and Swing Line Loans will be made as set forth below.

     (a) From time to time on any Business Day occurring concurrently with (or after) the making of the Incremental Term Loans but prior to the Revolving Loan Commitment Termination Date, each Lender that has a Percentage of the Revolving Loan Commitment in excess of zero will make loans (relative to such Lender, together with its Existing Revolving Loans, its "REVOLVING LOANS") to the Borrower equal to such Lender's Percentage of the aggregate amount of the Borrowing of the Revolving Loans requested by the Borrower to be made on such day. The Commitment of each Lender described in this CLAUSE (a) is herein referred to as its "REVOLVING LOAN COMMITMENT". On the terms and subject to the conditions hereof, the Borrower may from time to time borrow, prepay and reborrow the Revolving Loans.

     (b) From time to time on any Business Day occurring concurrently with (or after) the making of the Incremental Term Loans, but prior to the Revolving Loan Commitment Termination Date, the Swing Line Lender will make Loans (relative to the Swing Line Lender, its "SWING LINE LOANS") to the Borrower equal to the principal amount of the Swing Line Loans requested by the Borrower. On the terms and subject to the conditions hereof, the Borrower may from time to time borrow, prepay and reborrow such Swing Line Loans.

     SECTION 2.1.3. LETTER OF CREDIT COMMITMENT. Each of the parties hereto acknowledge and agree that all Existing Letters of Credit shall continue as Letters of Credit for all purposes under this Agreement and the Loan Documents. In addition, subject to compliance by the Borrower with the terms of SECTION 2.1.5, SECTION 5.1 and SECTION 5.2, from time to time on any Business Day occurring from and after the Amendment Effective Date but prior to the Revolving Loan Commitment Termination Date, the Issuer will

     (a) issue one or more standby (including direct pay) or documentary letters of credit (together with the Existing Letters of Credit, individually referred to as a "LETTER OF CREDIT" and collectively referred to as the "LETTERS OF CREDIT") for the account of the Borrower or certain of its Subsidiaries, as described in SECTION 2.6, in the Stated Amount requested by the Borrower on such day; or

     (b) extend the Stated Expiry Date of an existing standby (including direct pay) Letter of Credit previously issued hereunder to a date not later than the earlier of (x) the Revolving Loan Commitment Termination Date and (y) one year from the date of such extension.

     SECTION 2.1.4. LENDERS NOT PERMITTED OR REQUIRED TO MAKE THE LOANS. No Lender shall be permitted or required to, and the Borrower shall not request that any Lender, make

     (a) any Incremental Term Loan if, after giving effect thereto, the aggregate original principal amount of all the Incremental Term Loans

          (i) of all Lenders would exceed the Incremental Term Loan Commitment Amount; or

          (ii) of such Lender would exceed the amount set forth opposite such Lender's name on SCHEDULE VI hereto for Incremental Term Loans;

     (b) any Revolving Loan or Swing Line Loan if, after giving effect thereto, the aggregate outstanding principal amount of all the Revolving Loans and Swing Line Loans

          (i) of all the Revolving Loan Lenders, together with the aggregate amount of all Letter of Credit Outstandings, would exceed the Revolving Loan Commitment Amount; or

          (ii) of such Revolving Loan Lender (other than the Swing Line Lender), together with such Lender's Percentage of the aggregate amount of all Letter of Credit Outstandings, would exceed such Lender's Percentage of the Revolving Loan Commitment Amount; or

     (c) any Swing Line Loan if after giving effect to the making of such Swing Line Loan, the outstanding principal amount of all Swing Line Loans would exceed the then existing Swing Line Loan Commitment Amount.

     SECTION 2.1.5. ISSUER NOT PERMITTED OR REQUIRED TO ISSUE LETTERS OF CREDIT. No Issuer shall be permitted or required to issue any Letter of Credit if, after giving effect thereto, (a) the aggregate amount of all Letter of Credit Outstandings would exceed the Letter of Credit Commitment Amount or (b) the sum of the aggregate amount of all Letter of Credit Outstandings plus the aggregate principal amount of all Revolving Loans and Swing Line Loans then outstanding would exceed the Revolving Loan Commitment Amount.

     SECTION 2.2. REDUCTION OF THE COMMITMENT AMOUNTS. The Commitment Amounts are subject to reductions from time to time pursuant to this SECTION 2.2.

     SECTION 2.2.1. OPTIONAL. The Borrower may, from time to time on any Business Day occurring after the time of the initial Credit Extension hereunder, voluntarily reduce the Swing Line Loan Commitment Amount, the Letter of Credit Commitment Amount or the Revolving Loan Commitment Amount; PROVIDED, HOWEVER, that all such reductions shall require at least three Business Days' prior notice to the Administrative Agent and be permanent, and any partial reduction of any Commitment Amount shall be in a minimum amount of $5,000,000 and in an integral multiple of $1,000,000. Any reduction of the Revolving Loan Commitment Amount which reduces the Revolving Loan Commitment Amount below the sum of (i) the Swing Line Loan Commitment Amount and (ii) the Letter of Credit Commitment Amount shall result in an automatic and corresponding reduction of the Swing Line Loan Commitment Amount and/or Letter of Credit Commitment Amount (as directed by the Borrower in a notice to the Administrative Agent delivered together with the notice of such voluntary reduction in the Revolving Loan Commitment Amount) to an aggregate amount not in excess of the Revolving Loan Commitment Amount, as so reduced, without any further action on the part of the Swing Line Lender or the Issuer.

     SECTION 2.2.2. MANDATORY. The Revolving Loan Commitment Amount shall be reduced as set forth below.

     (a) Following the prepayment in full of the Term Loans, the Revolving Loan Commitment Amount shall, without any further action, automatically and permanently be reduced on the date the Term Loans would otherwise have been required to be prepaid with any Net Disposition Proceeds, Net Equity Proceeds or Net Debt Proceeds, in an amount equal to the amount by which the Term Loans would otherwise be required to be prepaid if Term Loans had been outstanding; PROVIDED, that (notwithstanding the foregoing), the maximum aggregate amount of Net Disposition Proceeds, Net Equity Proceeds and Net Debt Proceeds required to be applied to reduce the Revolving Loan Commitment Amount shall not exceed $40,000,000 over the term of this Agreement.

     (b) The Revolving Loan Commitment Amount shall be reduced on the Business Day on which the Permitted Receivables Transaction is consummated in an amount equal to the Receivables Proceeds.

     (c) Any reduction of the Revolving Loan Commitment Amount which reduces the Revolving Loan Commitment Amount below the sum of (i) the Swing Line Loan Commitment Amount and (ii) the Letter of Credit Commitment Amount shall result in an automatic and corresponding reduction of the Swing

          Line Loan Commitment Amount and/or Letter of Credit Commitment Amount (as directed by the Borrower in a notice to the Administrative Agent) to an aggregate amount not in excess of the Revolving Loan Commitment Amount, as so reduced, without any further action on the part of the Swing Line Lender or the Issuer.

     SECTION 2.3. BORROWING PROCEDURES AND FUNDING MAINTENANCE. Loans shall be made by the Lenders in accordance with this Section.

     SECTION 2.3.1. INCREMENTAL TERM LOANS AND REVOLVING LOANS. By delivering a Borrowing Request to the Administrative Agent on or before 12:00 noon, New York time, on a Business Day, the Borrower may from time to time irrevocably request, on not less than one (in the case of Base Rate Loans) and three (in the case of LIBO Rate Loans) nor more than (in each case) five Business Days' notice, that a Borrowing be made, in the case of LIBO Rate Loans, in a minimum amount of $5,000,000 and an integral multiple of $1,000,000, and in the case of Base Rate Loans, in a minimum amount of $1,000,000 and an integral multiple thereof, or, in either case, in the unused amount of the applicable Commitment. On the terms and subject to the conditions of this Agreement, each Borrowing shall be comprised of the type of Loans, and shall be made on the Business Day, specified in such Borrowing Request. On or before 11:00 a.m., New York time, on such Business Day each Lender shall deposit with the Administrative Agent same day funds in an amount equal to such Lender's Percentage of the requested Borrowing. Such deposit will be made to an account which the Administrative Agent shall specify from time to time by notice to the Lenders. To the extent funds are received from the Lenders, the Administrative Agent shall make such funds available to the Borrower by wire transfer to the accounts the Borrower shall have specified in its Borrowing Request. No Lender's obligation to make any Loan shall be affected by any other Lender's failure to make any Loan.

     SECTION 2.3.2. SWING LINE LOANS. (a) By telephonic notice, promptly followed (within three Business Days) by the delivery of a confirming Borrowing Request, to the Swing Line Lender on or before 12:00 noon, New York time, on a Business Day, the Borrower may from time to time irrevocably request that Swing Line Loans be made by the Swing Line Lender in an aggregate minimum principal amount of $200,000 and an integral multiple of $100,000. Each request by the Borrower for a Swing Line Loan shall constitute a representation and warranty by the Borrower that on the date of such request and (if different) the date of the making of the Swing Line Loan, both immediately before and after giving effect to such Swing Line Loan and the application of the proceeds thereof, the statements made in SECTION 5.2.1 are true and correct. All Swing Line Loans shall be made as Base Rate Loans and shall not be entitled to be converted into LIBO Rate Loans. The proceeds of each Swing Line Loan shall be made available by the Swing Line Lender, by its close of business on the Business Day telephonic notice is received by it as provided in the preceding sentences, to the Borrower by wire transfer to the accounts the Borrower shall have specified in its notice therefor.

     (b) If (i) any Swing Line Loan shall be outstanding for more than four full Business Days or (ii) after giving effect to any request for a Swing Line Loan or a Revolving Loan the aggregate principal amount of Revolving Loans and Swing Line Loans outstanding to the Swing Line Lender, together with the Swing Line Lender's Percentage of all Letter of Credit Outstandings, would exceed the Swing Line Lender's
          Percentage of the Revolving Loan Commitment Amount, the Swing Line Lender, at any time in its sole and absolute discretion, may request each Lender that has a Revolving Loan Commitment, and each such Lender, including the Swing Line Lender hereby agrees, to make a Revolving Loan (which shall always be initially funded as a Base Rate
          Loan) in an amount equal to such Lender's Percentage of the amount of the Swing Line Loans ("REFUNDED SWING LINE LOANS") outstanding on the date such notice is given. On or before 11:00 a.m. (New York time) on the first Business Day following receipt by each Lender of a request to make Revolving Loans as provided in the preceding sentence, each such Lender (other than the Swing Line Lender) shall deposit in an account specified by the Administrative Agent to the Lenders from time to time the amount so requested in same day funds, whereupon such funds shall be immediately delivered to the Swing Line Lender (and not the Borrower) and applied to repay the Refunded Swing Line Loans. On the day such Revolving Loans are made, the Swing Line Lender's Percentage of the Refunded Swing Line Loans shall be deemed to be paid. Upon the making of any Revolving Loan pursuant to this clause, the amount so funded shall become due under such Lender's Revolving Note and shall no longer be owed under the Swing Line Note. Each Lender's obligation to make the Revolving Loans referred to in this clause shall be absolute and unconditional and shall not be affected by any circumstance, including, without limitation, (i) any set-off, counterclaim, recoupment, defense or other right which such Lender may have against the Swing Line Lender, the Borrower or any other Person for any reason whatsoever; (ii) the occurrence or continuance of any Default; (iii) any adverse change in the condition (financial or otherwise) of the Borrower or any other Obligor; (iv) the acceleration or maturity of any Loans or the termination of the Revolving Loan Commitment after the making of any Swing Line

          Loan; (v) any breach of this Agreement by the Borrower or any other Lender; or (vi) any other circumstance, happening or event whatsoever, whether or not similar to any of the foregoing.

     (c) In the event that (i) the Borrower or any Subsidiary is subject to any bankruptcy or insolvency proceedings as provided in SECTION 8.1.9 or
          (ii) the Swing Line Lender otherwise requests, each Lender with a Revolving Loan Commitment shall acquire without recourse or warranty an undivided participation interest equal to such Lender's Percentage of any Swing Line Loan otherwise required to be repaid by such Lender pursuant to the preceding clause by paying to the Swing Line Lender on the date on which such Lender would otherwise have been required to make a Revolving Loan in respect of such Swing Line Loan pursuant to the preceding clause, in same day funds, an amount equal to such Lender's Percentage of such Swing Line Loan, and no Revolving Loans shall be made by such Lender pursuant to the preceding clause. From and after the date on which any Lender purchases an undivided participation interest in a Swing Line Loan pursuant to this clause, the Swing Line Lender shall distribute to such Lender (appropriately adjusted, in the case of interest payments, to reflect the period of time during which such Lender's participation interest is outstanding and funded) its ratable amount of all payments of principal and interest in respect of such Swing Line Loan in like funds as received; PROVIDED, HOWEVER, that in the event such payment received by the Swing Line Lender is required to be returned to the Borrower, such Lender shall return to the Swing Line Lender the portion of any amounts which such Lender had received from the Swing Line Lender in like funds.

     (d) Notwithstanding anything herein to the contrary, the Swing Line Lender shall not be obligated to make any Swing Line Loans if it has elected after the occurrence of a Default not to make Swing Line Loans and has notified the Borrower in writing or by telephone of such election. The Swing Line Lender shall promptly give notice to the Lenders of such election not to make Swing Line Loans.

     SECTION 2.4. CONTINUATION AND CONVERSION ELECTIONS. By delivering a Continuation/Conversion Notice to the Administrative Agent on or before 12:00 noon, New York time, on a Business Day, the Borrower may from time to time irrevocably elect, on not less than one (in the case of a conversion of LIBO Rate Loans to Base Rate Loans) and three (in the case of a continuation of LIBO Rate Loans or a conversion of Base Rate Loans into LIBO Rate Loans) nor more than (in each case) five Business Days' notice that all, or any portion in an aggregate minimum amount of $5,000,000 and an integral multiple of $1,000,000, in the case of the continuation of, or conversion into, LIBO Rate Loans, or an aggregate minimum amount of $1,000,000 and an integral multiple thereof, in the case of the conversion into Base Rate Loans, (other than Swing Line Loans as provided in CLAUSE (a) of SECTION 2.3.2) be, in the case of Base Rate Loans, converted into LIBO Rate Loans or, in the case of LIBO Rate Loans, be converted into a Base Rate Loan or continued as a LIBO Rate Loan (in the absence of delivery of a Continuation/Conversion Notice with respect to any LIBO Rate Loan at least three Business Days before the last day of the then current Interest Period with respect thereto, such LIBO Rate Loan shall, on such last day, automatically convert to a Base Rate Loan); PROVIDED, HOWEVER, that (x) each such conversion or continuation shall be pro rated among the applicable outstanding Loans of the relevant Lenders, and (y) no portion of the outstanding principal amount of any Loans may be continued as, or be converted into, LIBO Rate Loans when any Default has occurred and is continuing.

     SECTION 2.5. FUNDING. Each Lender may, if it so elects, fulfill its obligation to make, continue or convert LIBO Rate Loans hereunder by causing one of its foreign branches or Affiliates (or an international banking facility created by such Lender) to make or maintain such LIBO Rate Loan, so long as such action does not result in increased costs to the Borrower; PROVIDED, HOWEVER, that such LIBO Rate Loan shall nonetheless be deemed to have been made and to be held by such Lender, and the obligation of the Borrower to repay such LIBO Rate Loan shall nevertheless be to such Lender for the account of such foreign branch, Affiliate or international banking facility; and PROVIDED, FURTHER, HOWEVER, that such Lender shall cause such foreign branch, Affiliate or international banking facility to comply with the applicable provisions of CLAUSE (b) of SECTION 4.6 with respect to such LIBO Rate Loan. In addition, the Borrower hereby consents and agrees that, for purposes of any determination to be made for purposes of SECTION 4.1, 4.2, 4.3 or 4.4, it shall be conclusively assumed that each Lender elected to fund all LIBO Rate Loans by purchasing Dollar deposits in its LIBOR Office's interbank eurodollar market.

     SECTION 2.6. ISSUANCE PROCEDURES. By delivering to the Administrative Agent an Issuance Request on or before 12:00 noon, New York time, on a Business Day, the Borrower may, from time to time irrevocably request, on not less than three nor more than ten Business Days' notice (or such other notice as may be acceptable to the Issuer in its sole discretion), in the case of an initial issuance of a Letter of Credit, and not less than three nor more than ten Business Days' notice prior to the then existing Stated Expiry Date of a Letter of Credit (unless a shorter or longer notice period is acceptable to the Issuer in its sole discretion), in the case of a request for the extension of the Stated Expiry Date of a Letter of Credit, that the Issuer issue, or extend the Stated Expiry Date of, as the case may be, an irrevocable Letter of Credit for the Borrower's account or for the account of any wholly-owned Subsidiary of the Borrower that is a signatory to the Subsidiary Guaranty and Subsidiary Security Agreement and whose outstanding Capital Stock is pledged to the Administrative Agent for the benefit of the Lenders pursuant to a Pledge Agreement, in such form as may be requested by the Borrower and approved by the Issuer, solely for the purposes described in SECTION 7.1.9. Notwithstanding anything to the contrary contained herein or in any separate application for any Letter of Credit, the Borrower hereby acknowledges and agrees that it shall be obligated to reimburse the Issuer upon each Disbursement of a Letter of Credit, and it shall be deemed to be the obligor for purposes of each such Letter of Credit issued hereunder (whether the account party on such Letter of Credit is the Borrower or a Subsidiary of the Borrower). Upon receipt of an Issuance Request, the Administrative Agent shall promptly notify the Issuer and each Lender thereof. Each Letter of Credit shall by its terms be stated to expire on a date (its "STATED EXPIRY DATE") no later than the earlier to occur of (i) the Revolving Loan Commitment Termination Date or (ii) in the case of standby (including direct pay) Letters of Credit, one year from the date of its issuance and, in the case of documentary Letters of Credit, 180 days from the date of its issuance. The Issuer will make available to the beneficiary thereof the original of each Letter of Credit which it issues hereunder.

     SECTION 2.6.1. OTHER LENDERS' PARTICIPATION. Upon the issuance of each Letter of Credit issued by the Issuer pursuant hereto, and without further action, each Lender (other than the Issuer) that has a Revolving Loan Commitment shall be deemed to have irrevocably purchased from the Issuer, to the extent of its Percentage to make Revolving Loans, and the Issuer shall be deemed to have irrevocably granted and sold to such Lender a participation interest in such Letter of Credit (including the Contingent Liability and any Reimbursement Obligation and all rights with respect thereto), and such Lender shall, to the extent of its Revolving Loan Commitment Percentage, be responsible for reimbursing promptly (and in any event within one Business Day) the Issuer for Reimbursement Obligations which have not been reimbursed by the Borrower in accordance with SECTION 2.6.3. In addition, such Lender shall, to the extent of its Percentage to make Revolving Loans, be entitled to receive a ratable portion of the Letter of Credit fees payable pursuant to SECTION 3.3.3 with respect to each Letter of Credit and of interest payable pursuant to SECTION 3.2 with respect to any Reimbursement Obligation. To the extent that any Lender has reimbursed the Issuer for a Disbursement as required by this Section, such Lender shall be entitled to receive its ratable portion of any amounts subsequently received (from the Borrower or otherwise) in respect of such Disbursement.

     SECTION 2.6.2. DISBURSEMENTS; CONVERSION TO REVOLVING LOANS. The Issuer will notify the Borrower and the Administrative Agent promptly of the presentment for payment of any Letter of Credit issued by the Issuer, together with notice of the date (the "DISBURSEMENT DATE") such payment shall be made (each such payment, a "DISBURSEMENT"). Subject to the terms and provisions of such Letter of Credit and this Agreement, the Issuer shall make such payment to the beneficiary (or its designee) of such Letter of Credit. Prior to 12:00 noon, New York time, on the first Business Day following the Disbursement Date (the "DISBURSEMENT DUE DATE"), the Borrower will reimburse the Administrative Agent, for the account of the Issuer, for all amounts which the Issuer has disbursed under such Letter of Credit, together with interest thereon at the rate per annum otherwise applicable to Revolving Loans (made as Base Rate Loans) from and including the Disbursement Date to but excluding the Disbursement Due Date and, thereafter (unless such Disbursement is converted into a Base Rate Loan on the Disbursement Due Date), at a rate per annum equal to the rate per annum then in effect with respect to overdue Revolving Loans (made as Base Rate Loans) pursuant to SECTION 3.2.2 for the period from the Disbursement Due Date through the date of such reimbursement; PROVIDED, HOWEVER, that, if no Default shall have then occurred and be continuing, unless the Borrower has notified the Administrative Agent no later than one Business Day prior to the Disbursement Due Date that it will reimburse the Issuer for the applicable Disbursement, then the amount of the Disbursement shall be deemed to be a Revolving Loan constituting a Base Rate Loan and following the giving of notice thereof by the Administrative Agent to the Lenders, each Lender with a commitment to make Revolving Loans (other than the Issuer) will deliver to the Issuer on the Disbursement Due Date immediately available funds in an amount equal to such Lender's Percentage of such Revolving Loan. Each conversion of Disbursement amounts into Revolving Loans shall constitute a representation and warranty by the Borrower that on the date of the making of such Revolving Loan all of the statements set forth in SECTION 5.2.1 are true and correct.

     SECTION 2.6.3. REIMBURSEMENT. The obligation (a "REIMBURSEMENT OBLIGATION") of the Borrower under SECTION 2.6.2 to reimburse the Issuer with respect to each Disbursement (including interest thereon) not converted into a Base Rate Loan pursuant to SECTION 2.6.2, and, upon the failure of the Borrower to reimburse the Issuer and the giving of notice thereof by the Administrative Agent to the Lenders, each Lender's (to the extent it has a Revolving Loan Commitment) obligation under SECTION 2.6.1 to reimburse the Issuer or fund its Percentage of any Disbursement converted into a Base Rate Loan, shall be absolute and unconditional under any and all circumstances and irrespective of any setoff, counterclaim or defense to payment which the Borrower or such Lender, as the case may be, may have or have had against the Issuer or any such Lender, including any defense based upon the failure of any Disbursement to conform to the terms of the applicable Letter of Credit (if, in the Issuer's good faith opinion, such Disbursement is determined to be appropriate) or any non-application or misapplication by the beneficiary of the proceeds of such Letter of Credit; PROVIDED, HOWEVER, that after paying in full its Reimbursement Obligation hereunder, nothing herein shall adversely affect the right of the Borrower or such Lender, as the case may be, to commence any proceeding against the Issuer for any wrongful Disbursement made by the Issuer under a Letter of Credit as a result of acts or omissions constituting gross negligence or willful misconduct on the part of the Issuer.

     SECTION 2.6.4. DEEMED DISBURSEMENTS. Upon the occurrence and during the continuation of any Event of Default of the type described in SECTION 8.1.9 or, with notice from the Administrative Agent acting at the direction of the Required Lenders, upon the occurrence and during the continuation of any other Event of Default,

     (a) an amount equal to that portion of all Letter of Credit Outstandings attributable to the then aggregate amount which is undrawn and available under all Letters of Credit issued and outstanding shall, without demand upon or notice to the Borrower or any other Person, be deemed to have been paid or disbursed by the Issuer under such Letters of Credit (notwithstanding that such amount may not in fact have been so paid or disbursed); and

     (b) upon notification by the Administrative Agent to the Borrower of its obligations under this Section, the Borrower shall be immediately obligated to reimburse the Issuer for the amount deemed to have been so paid or disbursed by the Issuer.

Any amounts so payable by the Borrower pursuant to this Section shall be deposited in cash with the Administrative Agent and held as collateral security for the Obligations in connection with the Letters of Credit issued by the Issuer. At such time when the Events of Default giving rise to the deemed disbursements hereunder shall have been cured or waived, the Administrative Agent shall return to the Borrower all amounts then on deposit with the Administrative Agent pursuant to this Section, together with accrued interest at the Federal Funds Rate, which have not been applied to the satisfaction of such Obligations.

     SECTION 2.6.5. NATURE OF REIMBURSEMENT OBLIGATIONS. The Borrower and, to the extent set forth in SECTION 2.6.1, each Lender with a Revolving Loan Commitment, shall assume all risks of the acts, omissions or misuse of any Letter of Credit by the beneficiary thereof. The Issuer (except to the extent of its own gross negligence or willful misconduct) shall not be responsible for:

     (a) the form, validity, sufficiency, accuracy, genuineness or legal effect of any Letter of Credit or any document submitted by any party in connection with the application for and issuance of a Letter of Credit, even if it should in fact prove to be in any or all respects invalid, insufficient, inaccurate, fraudulent or forged;

     (b) the form, validity, sufficiency, accuracy, genuineness or legal effect of any instrument transferring or assigning or purporting to transfer or assign a Letter of Credit or the rights or benefits thereunder or the proceeds thereof in whole or in part, which may prove to be invalid or ineffective for any reason;

     (c) failure of the beneficiary to comply fully with conditions required in order to demand payment under a Letter of Credit;

     (d) errors, omissions, interruptions or delays in transmission or delivery of any messages, by mail, cable, telegraph, telex or otherwise; or

     (e) any loss or delay in the transmission or otherwise of any document or draft required in order to make a Disbursement under a Letter of Credit.

None of the foregoing shall affect, impair or prevent the vesting of any of the rights or powers granted to the Issuer or any Lender with a Revolving Loan Commitment hereunder. In furtherance and extension and not in limitation or derogation of any of the foregoing, any action taken or omitted to be taken by the Issuer in good faith (and not constituting gross negligence or willful misconduct) shall be binding upon the Borrower, each Obligor and each such Lender, and shall not put the Issuer under any resulting liability to the Borrower, any Obligor or any such Lender, as the case may be.

     SECTION 2.7. NOTES. Each Lender's Loans under a Commitment shall be evidenced by a Note payable to the order of such Lender in a maximum principal amount equal to such Lender's Percentage of the applicable Commitment Amount. All Swing Line Loans made by the Swing Line Lender shall be evidenced by a Swing Line Note payable to the order of the Swing Line Lender in a maximum principal amount equal to the Swing Line Loan Commitment Amount. The Borrower hereby irrevocably authorizes each Lender to make (or cause to be made) appropriate notations on the grid attached to such Lender's Notes (or on any continuation of such grid), which notations, if made, shall evidence, INTER ALIA, the date of, the outstanding principal of, and the interest rate and Interest Period applicable to the Loans evidenced thereby. Such notations shall be conclusive and binding on the Borrower absent manifest error; PROVIDED, HOWEVER, that the failure of any Lender to make any such notations shall not limit or otherwise affect any Obligations of the Borrower or any other Obligor.

     SECTION 2.8. REGISTERED NOTES. (a) Any Non-U.S. Lender that could become completely exempt from withholding of any Taxes in respect of payment of any interest due to such Non-U.S. Lender under this Agreement if the Notes held by such Lender were in registered form for U.S. Federal income tax purposes may request the Borrower (through the Administrative Agent), and the Borrower agrees
(i) to exchange for any Notes held by such Lender, or (ii) to issue to such Lender on the date it becomes a Lender, promissory notes(s) registered as provided in CLAUSE (b) of this SECTION 2.8 (each, a "REGISTERED NOTE", to be in substantially the form of EXHIBIT A-4 hereto). Registered Notes may not be exchanged for Notes that are not Registered Notes.

     (b) The Borrower shall maintain, or cause to be maintained, a register (the "REGISTER") (which, at the request of the Borrower, shall be kept by the Administrative Agent on behalf of the Borrower at no extra charge to the Borrower at the address to which notices to the Administrative Agent are to be sent under this Agreement) on which it enters the name of the registered owner of the Non-U.S. Lender Obligation(s) evidenced by a Registered Note.

     (c) The Register shall be available for inspection by the Borrower and any Lender at any reasonable time upon reasonable prior notice.

                                   ARTICLE III

                   REPAYMENTS, PREPAYMENTS, INTEREST AND FEES

     SECTION 3.1. REPAYMENTS AND PREPAYMENTS; APPLICATION.

     SECTION 3.1.1. REPAYMENTS AND PREPAYMENTS. The Borrower shall repay in full the unpaid principal amount of each Loan upon the Stated Maturity Date therefor. Prior thereto, the Borrower

     (a) may, from time to time on any Business Day, make a voluntary prepayment, in whole or in part, of the outstanding principal amount of any

          (i)  Loans (other than Swing Line Loans), PROVIDED, HOWEVER, that

               (A) any such prepayment of the Term Loans shall be made PRO RATA among Term Loans of the same type and if applicable, having the same Interest Period of all Lenders that have made such Term Loans, and any such prepayment of Revolving Loans shall be made PRO RATA among the Revolving Loans of the same type and, if applicable, having the same Interest Period of all Lenders that have made such Revolving Loans;

               (B) the Borrower shall comply with SECTION 4.4 in the event that any LIBO Rate Loan is prepaid on any day other than the last day of the Interest Period for such Loan;

               (C) all such voluntary prepayments shall require at least three but no more than five Business Days' prior written notice to the Administrative Agent; and

               (D) all such voluntary partial prepayments shall be, in the case of LIBO Rate Loans, in an aggregate minimum amount of $5,000,000 and an integral multiple of $1,000,000 and, in the case of Base Rate Loans, in an aggregate minimum amount of $1,000,000 and an integral multiple of $500,000; or

          (ii) Swing Line Loans, PROVIDED that all such voluntary prepayments shall require prior telephonic notice to the Swing Line Lender on or before 1:00 p.m., New York time, on the day of such prepayment (such notice to be confirmed in writing within 24 hours thereafter);

     (b) shall, no later than one Business Day following the receipt of any Net Disposition Proceeds, deliver to the Administrative Agent a calculation of the amount of such Net Disposition Proceeds and, subject to the following proviso, make a mandatory prepayment of the Term Loans in an amount equal to 100% of such Net Disposition Proceeds, to be applied as set forth in SECTION 3.1.2; PROVIDED, that, at the option of the Borrower and so long as no Default shall have occurred and be continuing, the Borrower may use or cause the appropriate Subsidiary to use the Net Disposition Proceeds to pay Restructuring Charges or to purchase assets useful in the business of the Borrower and its Subsidiaries or to purchase a majority controlling interest in a Person owning such assets or to increase any such controlling interest already maintained by it (with such assets or interests collectively referred to as "QUALIFIED ASSETS") within 365 days after the consummation (and with the Net Disposition Proceeds) of such sale, conveyance or disposition, and in the event the Borrower elects to exercise its right to purchase Qualified Assets or pay Restructuring Charges with the Net Disposition Proceeds pursuant to this clause, the Borrower shall deliver a certificate of an Authorized Officer to the Administrative Agent within 30 days following the receipt of Net Disposition Proceeds setting forth the amount of the Net Disposition Proceeds which the Borrower expects to use to purchase Qualified Assets or apply to a payment of Restructuring Charges during such 365 day period; PROVIDED, FURTHER, that the Borrower and its Subsidiaries shall only be permitted to pay Restructuring Charges out of Net Disposition Proceeds and/or reinvest Net Disposition Proceeds in Qualified Assets as follows:

          (i) the maximum amount of Restructuring Charges paid with Net Disposition Proceeds from January 26, 1996 through the Stated Maturity Date shall not exceed $30,000,000;

          (ii) the maximum amount of Net Disposition Proceeds invested in Qualified Assets from the Amendment Effective Date through the Stated Maturity Date shall not exceed $50,000,000 (and then only to the extent permitted by SECTION 7.2.5); and

          (iii)the maximum aggregate amount of Net Disposition Proceeds applied as set forth in CLAUSES

               (b)(i) and (b)(ii) above shall not exceed $50,000,000 over the term of this Agreement.

If and to the extent that the Borrower has elected to reinvest Net Disposition Proceeds as permitted above, then on the date which is 365 days (in the case of CLAUSE (c)(i) below) and 370 days (in the case of CLAUSE (c)(ii) below) after the relevant sale, conveyance or disposition, the Borrower shall (i) deliver a certificate of an Authorized Officer to the Administrative Agent certifying as to the amount and use of such Net Disposition Proceeds actually used to purchase Qualified Assets or pay Restructuring Charges and (ii) deliver to the Administrative Agent, for application in accordance with this clause and SECTION 3.1.2, an amount equal to the remaining unused Net Disposition Proceeds;

     (c) shall, concurrently with the receipt by Holdings of any Net Equity Proceeds or the Borrower or any of its Subsidiaries of any Net Debt Proceeds, deliver to the Administrative Agent a calculation of the amount of such Net Debt Proceeds or Net Equity Proceeds, and no later than 5 Business Days following the delivery of such calculation, make a mandatory prepayment of the Term Loans in an amount equal to 75% of Net Debt Proceeds and 50% of Net Equity Proceeds, as the case may be, to be applied as set forth in SECTION 3.1.2; PROVIDED, that such 75% of Net Debt Proceeds and 50% of Net Equity Proceeds shall be deposited in a cash collateral account with the Administrative Agent upon receipt pending application to the Loans pursuant to this clause;

     (d) shall, within 60 days following the receipt by the Borrower or any of its Subsidiaries of any Casualty Proceeds in excess of $1,000,000 (individually or in the aggregate over the course of a Fiscal Year), make a mandatory prepayment of the Term Loans in an amount equal to 100% of such Casualty Proceeds, to be applied as set forth in SECTION 3.1.2; PROVIDED, that no mandatory prepayment of Casualty Proceeds shall be required under this clause if (i) the Borrower informs the Administrative Agent no later than 60 days following the occurrence of the Casualty Event resulting in such Casualty Proceeds of its or its Subsidiary's good faith intention to apply such Casualty Proceeds to the rebuilding or replacement of such damaged, destroyed or condemned assets or property and in fact uses such Casualty Proceeds to rebuild or replace the damaged, destroyed or condemned asset or property within 365 days following the receipt of such Casualty Proceeds, with the amount of Casualty Proceeds unused after such 365 day period being applied to the Loans pursuant to SECTION 3.1.2; PROVIDED, FURTHER, however, that at any time when any Default shall have occurred and be continuing or Casualty Proceeds not applied as provided above shall exceed $5,000,000, such Casualty Proceeds will be deposited in an account maintained with the Administrative Agent for disbursement at the request of the Borrower to pay for such rebuilding or replacement;

     (e)  shall,  on  each  date  when  any  reduction  in  the  Revolving  Loan
          Commitment  Amount  shall  become  effective,  including  pursuant  to
          SECTION 2.2 or SECTION 3.1.2, make a mandatory prepayment of Revolving Loans and (if necessary) Swing Line Loans, and (if necessary) deposit with the Administrative Agent cash collateral for Letter of Credit Outstandings) in an aggregate amount equal to the excess, if any, of the aggregate outstanding principal amount of all Revolving Loans, Swing Line Loans and Letters of Credit Outstanding over the Revolving Loan Commitment Amount as so reduced;

     (f) shall, on the Stated Maturity Date and on each Quarterly Payment Date occurring on or during any period set forth below, make a scheduled repayment of the aggregate outstanding principal amount, if any, of all Term Loans in an amount equal to the amount set forth below opposite the Stated Maturity Date or such Quarterly Payment Date (as such amounts may have otherwise been reduced pursuant to this Agreement), as applicable:

                  07/12/97 through (and including)
                           04/25/98                             $ 5,000,000

                  04/26/98 through (and including)
                           04/24/99                             $10,000,000

                  04/25/99 through (and including)
                           12/28/02                             $11,250,000

                  Stated Maturity Date for
                           Term Loans                           $11,250,000, or the then
                                                                outstanding principal amount of
                                                                all Term Loans, if different; and

     (g) shall, immediately upon any acceleration of the Stated Maturity Date of any Loans or Obligations pursuant to SECTION 8.2 or SECTION 8.3, repay all Loans and provide the

          Administrative Agent with cash collateral in an amount equal to the Letter of Credit Outstandings, unless, pursuant to SECTION 8.3, only a portion of all Loans and Obligations are so accelerated (in which case the portion so accelerated shall be so prepaid or cash collateralized with the Administrative Agent).

     Each prepayment of any Loans made pursuant to this Section shall be without premium or penalty, except as may be required by SECTION 4.4. No prepayment of principal of any Revolving Loans or Swing Line Loans pursuant to CLAUSE (a) of
SECTION 3.1.1 shall cause a reduction in the Revolving Loan Commitment Amount or the Swing Line Loan Commitment Amount, as the case may be.

     SECTION 3.1.2. APPLICATION. (a) Subject to CLAUSE (b), each prepayment or repayment of the principal of the Loans shall be applied, to the extent of such prepayment or repayment, FIRST, to the principal amount thereof being maintained as Base Rate Loans, and SECOND, to the principal amount thereof being maintained as LIBO Rate Loans.

     (b) Each voluntary prepayment of Term Loans and each prepayment of Term Loans made pursuant to CLAUSES (b), (c) and (d) of SECTION 3.1.1 shall be applied to the remaining Term Loan amortization payments required pursuant to CLAUSE (f) of SECTION 3.1.1, in each case PRO RATA in accordance with the amount of each such remaining Term Loan amortization payment), until all such Term Loans have been paid in full.

     SECTION 3.2. INTEREST PROVISIONS. Interest on the outstanding principal amount of Loans shall accrue and be payable in accordance with this SECTION 3.2.

     SECTION 3.2.1. RATES. Pursuant to an appropriately delivered Borrowing Request or Continuation/Conversion Notice, the Borrower may elect that Loans comprising a Borrowing accrue interest at a rate per annum:

     (a)  with respect to Revolving Loans and Term Loans,

          (i) on that portion maintained from time to time as a Base Rate Loan, equal to the sum of the Alternate Base Rate from time to time in effect plus the Applicable Margin; and

          (ii) on that portion maintained as a LIBO Rate Loan, during each Interest Period applicable thereto, equal to the sum of the LIBO Rate (Reserve Adjusted) for such Interest Period plus the Applicable Margin; and

     (b) with respect to Swing Line Loans, equal to the sum of the Alternate Base Rate from time to time in effect plus the Applicable Margin payable for Revolving Loans that are Base Rate Loans.

Prior to the Amendment Effective Date interest shall accrue and be payable on Loans under (and as defined in) the Existing Credit Agreement at the rates set forth in the Existing Credit Agreement. All LIBO Rate Loans shall bear interest from and including the first day of the applicable Interest Period to (but not including) the last day of such Interest Period at the interest rate determined as applicable to such LIBO Rate Loan.

     SECTION 3.2.2. POST-MATURITY RATES. After the date any principal amount of any Loan shall have become due and payable (whether on the Stated Maturity Date, upon acceleration or otherwise), or any other monetary Obligation (other than overdue Reimbursement Obligations which shall bear interest as provided in
SECTION 2.6.2) of the Borrower shall have become due and payable, the Borrower shall pay, but only to the extent permitted by law, interest (after as well as before judgment) on such amounts at a rate per annum equal to

     (a) in the case of any overdue principal amount of Loans, overdue interest thereon, overdue commitment fees or other overdue amounts owing in respect of Loans or other obligations (or the related Commitments) under a particular Tranche, the rate that would otherwise be
          applicable  to  Base  Rate  Loans  under  such  Tranche   pursuant  to
          SECTION 3.2.1 plus 2%; and

     (b) in the case of overdue monetary Obligations (other than as described in CLAUSE (a)), the Alternate Base Rate plus 4%.

     SECTION 3.2.3. PAYMENT DATES. Interest accrued on each Loan shall be payable, without duplication:

     (a)  on the Stated Maturity Date therefor;

     (b) on the date of any payment or prepayment, in whole or in part, of principal outstanding on such Loan;

     (c)  with respect to Base Rate Loans, on each Quarterly Payment Date;

     (d) with respect to LIBO Rate Loans, the last day of each applicable Interest Period (and, if such Interest Period shall exceed three months, on the third month anniversary of such Interest Period);

     (e) with respect to any Base Rate Loans converted into LIBO Rate Loans on a day when interest would not otherwise have been payable pursuant to CLAUSE (c), on the date of such conversion; and

     (f) on that portion of any Loans the Stated Maturity Date of which is accelerated pursuant to SECTION 8.2 or SECTION 8.3, immediately upon such acceleration.

Interest accrued on Loans, Reimbursement Obligations or other monetary Obligations arising under this Agreement or any other Loan Document after the date such amount is due and payable (whether on the Stated Maturity Date, upon acceleration or otherwise) shall be payable upon demand.

     SECTION 3.3.  FEES.  The Borrower  agrees to pay the fees set forth in this
SECTION 3.3. All such fees shall be non-refundable.

     SECTION 3.3.1. COMMITMENT FEE. The Borrower agrees to pay to the Administrative Agent for the account of each Lender that has a Revolving Loan Commitment, for the period (including any portion thereof when any of the Lender's Commitments are suspended by reason of the Borrower's inability to satisfy any condition of ARTICLE V) commencing on January 26, 1996 and continuing through the Revolving Loan Commitment Termination Date, a commitment fee at the rate of the Applicable Commitment Fee Margin on such Lender's Percentage of the average daily unused portion of the Revolving Loan Commitment Amount (net of Letter of Credit Outstandings); PROVIDED, that prior to the Amendment Effective Date, the commitment fee shall accrue based on the "Revolving Loan Commitment Amount" and the Applicable Commitment Fee Margin, as such terms are defined in the Existing Credit Agreement. Such commitment fees shall be payable by the Borrower in arrears on each Quarterly Payment Date and on the Revolving Loan Commitment Termination Date. The making of Swing Line Loans by the Swing Line Lender shall constitute the usage of the Revolving Loan Commitment with respect to the Swing Line Lender only and the commitment fees to be paid by the Borrower to the Lenders (other than the Swing Line Lender) shall be calculated and paid accordingly.

     SECTION 3.3.2. ADMINISTRATIVE AGENT'S FEE. The Borrower agrees to pay to the Administrative Agent, for its own account, the non-refundable fees in the amounts and on the dates set forth in the Fee Letter.

     SECTION 3.3.3. LETTER OF CREDIT FEE. The Borrower agrees to pay to the Administrative Agent, for the PRO RATA account of the Issuer and each other Lender that has a Revolving Loan Commitment, a Letter of Credit fee in an amount equal to (a) with respect to each standby (including direct pay) Letter of Credit, the Applicable Margin per annum for Revolving Loans that are maintained as LIBO Rate Loans multiplied by the Stated Amount of each such Letter of Credit, and (b) with respect to each documentary Letter of Credit, 0.5625% per annum multiplied by the Stated Amount of each such Letter of Credit, such fees being in each case payable quarterly in arrears on each Quarterly Payment Date. The Borrower further agrees to pay to the Issuer for its own account on the date of issuance of each Letter of Credit an issuance fee in an amount equal to the greater of (x) $100 and (y) 1/5 of 1% per annum of the Stated Amount thereof.

     SECTION 3.3.4. AMENDMENT FEE. The Borrower agrees to pay to the Administrative Agent, for the account of each Lender (including Scotiabank) that executes and delivers this Agreement the amount set forth opposite the name of such Lender on SCHEDULE II hereto.

                                    ARTICLE IV

                     CERTAIN LIBO RATE AND OTHER PROVISIONS

     SECTION 4.1. LIBO RATE LENDING UNLAWFUL. If any Lender shall determine (which determination shall, upon notice thereof to the Borrower and the Lenders, be conclusive and binding on the Borrower) that the introduction of or any change in or in the interpretation of any law makes it unlawful, or any central bank or other governmental authority asserts that it is unlawful, for such Lender to make, continue or maintain any Loan as, or to convert any Loan into, a LIBO Rate Loan, the obligations of such Lender to make, continue, maintain or convert any Loans as LIBO Rate Loans shall, upon such determination, forthwith be suspended until such Lender shall notify the Administrative Agent that the circumstances causing such suspension no longer exist (with the date of such notice being the "REINSTATEMENT DATE"), and (i) all LIBO Rate Loans previously made by such Lender shall automatically convert into Base Rate Loans at the end of the then current Interest Periods with respect thereto or sooner, if required by such law or assertion and (ii) all Loans thereafter made by such Lender and outstanding prior to the Reinstatement Date shall be made as Base Rate Loans, with interest thereon being payable on the same date that interest is payable with respect to corresponding Borrowing of LIBO Rate Loans made by Lenders not so affected.

     SECTION 4.2. DEPOSITS UNAVAILABLE. If the Administrative Agent shall have determined that

     (a) Dollar deposits in the relevant amount and for the relevant Interest Period are not available to the Administrative Agent in its relevant market; or

     (b) by reason of circumstances affecting the Administrative Agent's relevant market, adequate means do not exist for ascertaining the interest rate applicable hereunder to LIBO Rate Loans,

then, upon notice from the Administrative Agent to the Borrower and the Lenders, the obligations of all Lenders under SECTION 2.3 and SECTION 2.4 to make or continue any Loans as, or to convert any Loans into, LIBO Rate Loans shall forthwith be suspended until the Administrative Agent shall notify the Borrower and the Lenders that the circumstances causing such suspension no longer exist.

     SECTION 4.3. INCREASED LIBO RATE LOAN COSTS, ETC. The Borrower agrees to reimburse each Lender for any increase in the cost to such Lender of, or any reduction in the amount of any sum receivable by such Lender in respect of, making, continuing or maintaining (or of its obligation to make, continue or maintain) any Loans as, or of converting (or of its obligation to convert) any Loans into, LIBO Rate Loans (excluding any amounts, whether or not constituting Taxes, referred to in SECTION 4.6) arising after the date of any change in, or the introduction, adoption, effectiveness, interpretation, reinterpretation or phase-in of, any law or regulation, directive, guideline, decision or request (whether or not having the force of law) of any court, central bank, regulator or other governmental authority that results in such increase in cost or reduction in amounts receivable. Such Lender shall promptly notify the Administrative Agent and the Borrower in writing of the occurrence of any such event, such notice to state, in reasonable detail, the reasons therefor and the additional amount required fully to compensate such Lender for such increased cost or reduced amount. Such additional amounts shall be payable by the Borrower directly to such Lender within five days of its receipt of such notice, and such notice shall, in the absence of manifest error, be conclusive and binding on the Borrower.

     SECTION 4.4. FUNDING LOSSES. In the event any Lender shall incur any loss or expense (including any loss or expense incurred by reason of the liquidation or reemployment of deposits or other funds acquired by such Lender to make, continue or maintain any portion of the principal amount of any Loan as, or to convert any portion of the principal amount of any Loan into, a LIBO Rate Loan) as a result of

     (a) any conversion or repayment or prepayment of the principal amount of any LIBO Rate Loans on a date other than the scheduled last day of the Interest Period applicable thereto, whether pursuant to SECTION 3.1 or otherwise;

     (b) any Loans not being made as LIBO Rate Loans in accordance with the Borrowing Request therefor; or

     (c) any Loans not being continued as, or converted into, LIBO Rate Loans in accordance with the Continuation/Conversion Notice therefor,

then, upon the written notice of such Lender to the Borrower (with a copy to the Administrative Agent), the Borrower shall, within five days of its receipt thereof, pay directly to such Lender such amount as will (in the reasonable determination of such Lender) reimburse such Lender for such loss or expense. Such written notice (which shall include calculations in reasonable detail) shall, in the absence of manifest error, be conclusive and binding on the Borrower.

     SECTION 4.5.    INCREASED   CAPITAL  COSTS.   If  any  change  in,  or  the
introduction, adoption, effectiveness, interpretation, reinterpretation or phase-in of, any law or regulation, directive, guideline, decision or request (whether or not having the force of law) of any court, central bank, regulator or other governmental authority affects or would affect the amount of capital required or expected to be maintained by any Lender or any Person controlling such Lender, and such Lender determines (in its sole and absolute discretion) that the rate of return on its or such controlling Person's capital as a consequence of its Commitments, participation in Letters of Credit or the Loans made by such Lender is reduced to a level below that which such Lender or such controlling Person could have achieved but for the occurrence of any such circumstance, then, in any such case upon notice from time to time by such
Lender to the Borrower, the Borrower shall immediately pay directly to such Lender additional amounts sufficient to compensate such Lender or such controlling Person for such reduction in rate of return. A statement of such Lender as to any such additional amount or amounts (including calculations thereof in reasonable detail) shall, in the absence of manifest error, be conclusive and binding on the Borrower. In determining such amount, such Lender may use any method of averaging and attribution that it (in its sole and absolute discretion) shall deem applicable.

     SECTION 4.6. TAXES. (a) All payments by the Borrower of principal of, and interest on, the Loans and all other amounts payable hereunder (including Reimbursement Obligations and fees) shall be made free and clear of and without deduction for any present or future income, excise, stamp or franchise taxes and other taxes, fees, duties, withholdings or other charges of any nature whatsoever imposed by any taxing authority, but excluding (i) Taxes imposed on the Administrative Agent as a result of a present or former connection between the applicable lending office of the Administrative Agent, and Taxes imposed on any Lender as a result of a present or former connection between the applicable lending office of a Lender, in each case and the jurisdiction of the governmental authority imposing such tax or any political subdivision or taxing authority thereof or therein (other than any such connection arising solely from the Administrative Agent or such Lender having executed, delivered or performed its obligations or received a payment under, or taken any action to enforce, this Agreement) or (ii) any taxes to the extent that they are in effect and would apply as of the date any Person becomes a Lender or Assignee Lender, or as of the date that any Lender changes its applicable lending office, to the extent such taxes become applicable as a result of such change (other than a change in an applicable lending office made pursuant to SECTION 4.10 below) (such non-excluded items being called "TAXES"). In the event that any withholding or deduction from any payment to be made by the Borrower hereunder is required in respect of any Taxes pursuant to any applicable law, rule or regulation, then the Borrower will

          (i) pay directly to the relevant authority the full amount required to be so withheld or deducted;

          (ii) promptly forward to the Administrative Agent an official receipt or other documentation satisfactory to the Administrative Agent evidencing such payment to such authority; and

          (iii)pay to the Administrative Agent for the account of the Lenders such additional amount or amounts as is necessary to ensure that the net amount actually received by each Lender will equal the full amount such Lender would have received had no such withholding or deduction been required, PROVIDED, HOWEVER, that the Borrower shall not be required to increase any such amounts payable to any Lender that is not organized under the laws of the United States or a state thereof if such Lender fails to comply with the requirements of CLAUSE (b) of SECTION 4.6.

Moreover, if any Taxes are directly asserted against the Administrative Agent or any Lender with respect to any payment received by the Administrative Agent or such Lender hereunder, the Administrative Agent or such Lender may pay such Taxes and the Borrower will promptly pay to such Person such additional amounts (including any penalties, interest or expenses) as is necessary in order that the net amount received by such Person (including any Taxes on such additional amount) shall equal the amount of such Taxes paid by such Person.

     If the Borrower fails to pay any Taxes when due to the appropriate taxing authority or fails to remit to the Administrative Agent, for the account of the respective Lenders, the required receipts or other required documentary evidence, the Borrower shall indemnify the Lenders for any incremental Taxes, interest or penalties that may become payable by any Lender as a result of any such failure.

     (b)  Each  Non-U.S.  Lender  shall,  (i) on  or  prior  to the  date of the execution and delivery of this Agreement, in the case of each Lender listed on the signature pages hereof, or, in the case of an Assignee Lender, on or prior to the date it becomes a Lender, execute and deliver to the Borrower and the Administrative Agent, two or more (as the Borrower or the Administrative Agent may reasonably request) United States Internal Revenue Service Forms 4224 or Forms 1001 or, solely if such Lender is claiming exemption from United States withholding tax under Section 871(h) or 881(c) of the Code with respect to payments of "portfolio interest", United States Internal Revenue Service Forms W-8 and a certificate signed by a duly authorized officer of such Lender representing that such Lender is not a "bank" within the meaning of Section 881(c)(3)(A) of the Code, or such other forms or documents (or successor forms or documents), appropriately completed, as may be applicable to establish the extent, if any, to which a payment to such Lender is exempt from withholding or deduction of Taxes; and (ii) deliver to the Borrower and the Administrative Agent two further copies of any such form or documents on or before the date that any such form or document expires or becomes obsolete and after the occurrence of any event requiring a change in the most recent such form or document previously delivered by it to the Borrower.

     (c) If the Borrower determines in good faith that a reasonable basis exists for contesting the imposition of a Tax with respect to a Lender or the Administrative Agent, the relevant Lender or the Administrative Agent, as applicable, shall cooperate with the Borrower in challenging such Tax at the Borrower's expense if requested by the Borrower.

     SECTION 4.7. PAYMENTS, COMPUTATIONS, ETC. Unless otherwise expressly provided, all payments by or on behalf of the Borrower pursuant to this Agreement, the Notes, each Letter of Credit or any other Loan Document shall be made by the Borrower to the Administrative Agent for the PRO RATA account of the Lenders entitled to receive such payment. All such payments required to be made to the Administrative Agent shall be made, without setoff, deduction or counterclaim, not later than 12:00 noon, New York time, on the date due, in same day or immediately available funds, to such account as the Administrative Agent shall specify from time to time by notice to the Borrower. Funds received after that time shall be deemed to have been received by the Administrative Agent on the next succeeding Business Day. The Administrative Agent shall promptly remit in same day funds to each Lender its share, if any, of such payments received by the Administrative Agent for the account of such Lender. All interest and fees shall be computed on the basis of the actual number of days (including the first day but excluding the last day) occurring during the period for which such interest or fee is payable over a year comprised of 360 days (or, in the case of interest on a Base Rate Loan, 365 days or, if appropriate, 366 days). Whenever any payment to be made shall otherwise be due on a day which is not a Business Day, such payment shall (except as otherwise required by CLAUSE (c) of the definition of the term "INTEREST PERIOD") be made on the next succeeding Business Day and such extension of time shall be included in computing interest and fees, if any, in connection with such payment.

     SECTION 4.8. SHARING OF PAYMENTS. If any Lender shall obtain any payment or other recovery (whether voluntary, involuntary, by application of setoff or otherwise) on account of any Loan or Reimbursement Obligation (other than pursuant to the terms of SECTIONS 4.3, 4.4 and 4.5) in excess of its PRO RATA share of payments then or therewith obtained by all Lenders entitled thereto, such Lender shall purchase from the other Lenders such participation in Credit Extensions made by them as shall be necessary to cause such purchasing Lender to share the excess payment or other recovery ratably with each of them; PROVIDED, HOWEVER, that if all or any portion of the excess payment or other recovery is thereafter recovered from such purchasing Lender, the purchase shall be rescinded and each Lender which has sold a participation to the purchasing Lender shall repay to the purchasing Lender the purchase price to the ratable extent of such recovery together with an amount equal to such selling Lender's ratable share (according to the proportion of

     (a) the amount of such selling Lender's required repayment to the purchasing Lender

TO
--

     (b)  the total amount so recovered from the purchasing Lender)

of any interest or other amount paid or payable by the purchasing Lender in respect of the total amount so recovered. The Borrower agrees that any Lender so purchasing a participation from another Lender pursuant to this Section may, to the fullest extent permitted by law, exercise all its rights of payment (including pursuant to SECTION 4.9) with respect to such participation as fully as if such Lender were the direct creditor of the Borrower in the amount of such participation. If under any applicable bankruptcy, insolvency or other similar law, any Lender receives a secured claim in lieu of a setoff to which this Section applies, such Lender shall, to the extent practicable, exercise its rights in respect of such secured claim in a manner consistent with the rights of the Lenders entitled under this Section to share in the benefits of any recovery on such secured claim.

     SECTION 4.9. SETOFF. Each Lender shall, upon the occurrence of any Default described in CLAUSES (a) through (d) of SECTION 8.1.9 or, with the consent of the Required Lenders, upon the occurrence of any other Event of Default, have the right to appropriate and apply to the payment of the Obligations owing to it (whether or not then due), and (as security for such Obligations) the Borrower hereby grants to each Lender a continuing security interest in, any and all balances, credits, deposits, accounts or moneys of the Borrower then or thereafter maintained with or otherwise held by such Lender; PROVIDED, HOWEVER, that any such appropriation and application shall be subject to the provisions of SECTION 4.8. Each Lender agrees promptly to notify the Borrower and the Administrative Agent after any such setoff and application made by such Lender; PROVIDED, HOWEVER, that the failure to give such notice shall not affect the validity of such setoff and application. The rights of each Lender under this Section are in addition to other rights and remedies (including other rights of setoff under applicable law or otherwise) which such Lender may have.

     SECTION 4.10. MITIGATION. Each Lender agrees that if it makes any demand for payment under SECTION 4.3, 4.4, 4.5, or 4.6, or if any adoption or change of the type described in SECTION 4.1 shall occur with respect to it, it will use reasonable efforts (consistent with its internal policy and legal and regulatory restrictions and so long as such efforts would not be disadvantageous to it, as determined in its sole discretion) to designate a different lending office if the making of such a designation would reduce or obviate the need for the Borrower to make payments under SECTION 4.3, 4.4, 4.5, or 4.6, or would eliminate or reduce the effect of any adoption or change described in SECTION 4.1.

                                   ARTICLE V

                         CONDITIONS TO CREDIT EXTENSIONS

     SECTION 5.1. INITIAL CREDIT EXTENSION. The obligations of (i) the Existing Lenders to continue Existing Revolving Loans, Existing Swing Line Loans and Existing Term-A Loans as Loans under this Agreement, (ii) the Issuer to continue Existing Letters of Credit as Letters of Credit under this Agreement and (iii) the Lenders to fund the Incremental Term Loans hereunder shall be subject to the prior or concurrent satisfaction of each of the conditions precedent set forth in this SECTION 5.1.

     SECTION 5.1.1. RESOLUTIONS, ETC. The Administrative Agent shall have received from each Obligor a certificate, dated the date of the initial Credit Extension hereunder, of its Secretary or Assistant Secretary as to

     (a) resolutions of its Board of Directors then in full force and effect authorizing the execution, delivery and performance of this Agreement, the Notes and each other Loan Document to be executed by it; and

     (b) the incumbency and signatures of those of its officers authorized to act with respect to this Agreement, the Notes and each other Loan Document executed by it,

upon which certificate each Lender may conclusively rely until it shall have received a further certificate of the Secretary of such Obligor canceling or amending such prior certificate.

     SECTION 5.1.2. AFFIRMATION AND CONSENT. The Administrative Agent shall have received an affirmation and consent in form and substance satisfactory to it executed and delivered by an Authorized Officer of each Obligor (other than the Borrower) under the Existing Credit Agreement and related Loan Documents.

     SECTION 5.1.3. CLOSING DATE CERTIFICATE. The Administrative Agent shall have received, with counterparts for each Lender, the Closing Date Certificate, substantially in the form of EXHIBIT D hereto, dated the date of the initial Credit Extension hereunder and duly executed and delivered by the chief executive, financial or accounting (or equivalent) Authorized Officer of the Borrower, in which certificate the Borrower shall agree and acknowledge that the statements made therein shall be deemed to be true and correct representations and warranties of the Borrower made as of such date under this Agreement, and, at the time such certificate is delivered, such statements shall in fact be true and correct.

     SECTION 5.1.4. DELIVERY OF NOTES. The Administrative Agent shall have received, for the account of each Lender, its Notes, issued (in the case of Existing Lenders) in substitution and exchange for, and not in satisfaction of, the Revolving Notes and Term-A Notes delivered under (and as defined in) the Existing Credit Agreement, duly executed and delivered by the Borrower.

     SECTION 5.1.5. PREPAYMENT OF TERM-B AND TERM-C LOANS, ACCRUED INTEREST AND FEES. The outstanding principal amount of all Term-B Loans and all Term-C Loans (as such terms are defined in the Existing Credit Agreement), together with all interest and fees owing under the terms of the Existing Credit Agreement in respect of all outstanding Loans (as defined in the Existing Credit Agreement) and all fees (including commitment fees and fees payable in respect of Letters of Credit) accrued through the date hereof and other amounts due and payable with respect thereto (including under Section 4.4 of the Existing Credit Agreement), shall have been paid in full.

     SECTION 5.1.6. AMENDMENTS TO EXISTING MORTGAGES. The Administrative Agent shall have received amendments, in form and substance satisfactory to it, to each Mortgage that was filed against real property of the Borrower or any of its Subsidiaries pursuant to the terms of the Existing Credit Agreement, executed and delivered by the applicable mortgagor thereunder.

     SECTION 5.1.7. CLOSING FEES, EXPENSES, ETC. The Administrative Agent shall have received for its own account, or for the account of each Lender, as the case may be, all fees, costs and expenses due and payable pursuant to SECTIONS
3.3 and 10.3, if then invoiced.

     SECTION 5.1.8. CONTINUATION OF CERTAIN EXISTING LOANS/COMMITMENTS. The Administrative Agent shall have received evidence satisfactory to it that the Existing Lenders with Revolving Loan Commitments and those Lenders holding Existing

Term-A Loans (or, in place of one or more such Existing Lenders, other financial institutions satisfactory to the Administrative Agent and the Borrower (such consent not to be unreasonably withheld)), shall have committed to continue hereunder all Existing Term-A Loans and Existing Revolving Loans and Revolving Loan Commitments under (and as defined in) the Existing Credit Agreement in the same respective amounts under this Agreement (in the case of the Revolving Loan Commitment Amount, however, after giving effect to the decrease in the Revolving Loan Commitment Amount effectuated by this Agreement).

     SECTION 5.1.9. OPINION OF COUNSEL. The Administrative Agent shall have received an opinion letter, dated the date of the making of the Incremental Term Loans and addressed to the Administrative Agent and all Lenders, from Thomas E. O'Neill, general counsel to the Borrower and each Obligor, in form and substance satisfactory to the Administrative Agent.

     SECTION 5.1.10. AUDITED FINANCIALS. The Lenders shall have received the audited financial statements and a Compliance Certificate, in each case in respect of the 1996 Fiscal Year (as required pursuant to CLAUSES (b) and (c) of SECTION 7.1.1), the results of which shall be satisfactory to the Lenders.

     SECTION 5.2. ALL CREDIT EXTENSIONS. The obligation of each Lender and the Issuer to make any Credit Extension (including the initial Credit Extension hereunder, but subject to CLAUSES (b) and (c) of SECTION 2.3.2) shall be subject to the satisfaction of each of the conditions precedent set forth in this
SECTION 5.2.

     SECTION 5.2.1. COMPLIANCE WITH WARRANTIES, NO DEFAULT, ETC. Both before and after giving effect to any Credit Extension the following statements shall be true and correct:

     (a) the representations and warranties set forth in ARTICLE VI and in each other Loan Document shall, in each case, be true and correct in all material respects with the same effect as if then made (unless stated to relate solely to an earlier date, in which case such representations and warranties shall be true and correct in all material respects as of such earlier date);

     (b) no material adverse development shall have occurred in any litigation, action, proceeding, labor controversy, arbitration or governmental investigation disclosed pursuant to SECTION 6.7;

     (c) the sum of (x) the aggregate outstanding principal amount of all Revolving Loans and Swing Line Loans and

          (y) all Letter of Credit Outstandings does not exceed the Revolving Loan Commitment Amount; and

     (d) no Default hereunder (and, on the Amendment Effective Date, no Default under (and as defined in) the Existing Credit Agreement) shall have then occurred and be continuing.

     SECTION 5.2.2. CREDIT EXTENSION REQUEST. The Administrative Agent shall have received a Borrowing Request, if Loans (other than Swing Line Loans) are being requested, or an Issuance Request, if a Letter of Credit is being issued or extended. Each of the delivery of a Borrowing Request or Issuance Request and the acceptance by the Borrower of the proceeds of such Credit Extension shall constitute a representation and warranty by the Borrower that on the date of such Credit Extension (both immediately before and after giving effect to such Credit Extension and the application of the proceeds thereof) the statements made in SECTION 5.2.1 are true and correct.

                                   ARTICLE VI

                         REPRESENTATIONS AND WARRANTIES

     In order to induce the Lenders, the Issuer and the Administrative Agent to enter into this Agreement, continue the Existing Loans as Loans hereunder, continue the Existing Letters of Credit as Letters of Credit hereunder and to make Credit Extensions hereunder, each of Holdings and the Borrower represents and warrants unto the Administrative Agent, the Issuer and each Lender as set forth in this ARTICLE VI.

     SECTION 6.1. ORGANIZATION, ETC. Each of Holdings, the Borrower and each of the Borrower's Subsidiaries (a) is a corporation validly organized and existing and in good standing under the laws of the State of its incorporation, is duly qualified to do business and is in good standing as a foreign corporation in each jurisdiction where the nature of its business requires such qualification, except to the extent that the failure to qualify would not reasonably be expected to result in a Material Adverse Effect, and (b) has full power and authority and holds all requisite governmental licenses, permits and other approvals to (i) enter into and perform its Obligations in connection with the Keebler Transaction, the Sunshine Transaction and under this Agreement, the Notes and each other Loan Document to which it is a party and (ii) own and hold under lease its property and to conduct its business substantially as currently conducted by it except, in the case of this CLAUSE (b)(ii), where the failure could not reasonably be expected to result in a Material Adverse Effect.

     SECTION 6.2. DUE AUTHORIZATION, NON-CONTRAVENTION, ETC. The execution, delivery and performance by the Borrower of this Agreement, the Notes and each other Loan Document executed or to be executed by it, and the execution, delivery and performance by each other Obligor of each Loan Document executed or to be executed by it and the Borrower's and, where applicable, each such other Obligor's participation in the consummation of the Keebler Transaction and the Sunshine Transaction are within the Borrower's and each such Obligor's corporate powers, have been duly authorized by all necessary corporate action, and do not

     (a)  contravene the Borrower's or any such Obligor's Organic Documents;

     (b) contravene any contractual restriction, law or governmental regulation or court decree or order binding on or affecting Holdings, the Borrower or any such Obligor, where such contravention, individually or in the aggregate, could reasonably be expected to have a Material Adverse Effect; or

     (c) result in, or require the creation or imposition of, any Lien on any of the Borrower's or any other Obligor's properties, except pursuant to the terms of a Loan Document.

     SECTION 6.3. GOVERNMENT APPROVAL, REGULATION, ETC. No authorization or approval or other action by, and no notice to or filing with, any governmental authority or regulatory body or other Person, is required for the due execution, delivery or performance by the Borrower or any other Obligor of this Agreement, the Notes or any other Loan Document to which it is a party, or for the Borrower's and each such other Obligor's participation in the consummation of the Keebler Transaction or the Sunshine Transaction, except as have been duly obtained or made and are in full force and effect or those which the failure to obtain or make could not reasonably be expected to have a Material Adverse Effect. Neither Holdings, the Borrower nor any of the Borrower's Subsidiaries is an "investment company" within the meaning of the Investment Company Act of 1940, as amended, or a "holding company", or a "subsidiary company" of a "holding company", or an "affiliate" of a "holding company" or of a "subsidiary company" of a "holding company", within the meaning of the Public Utility Holding Company Act of 1935, as amended.

     SECTION 6.4. VALIDITY, ETC. This Agreement constitutes, and the Notes and each other Loan Document executed by the Borrower will, on the due execution and delivery thereof, constitute, the legal, valid and binding obligations of the Borrower enforceable in accordance with their respective terms; and each Loan Document executed pursuant hereto by each other Obligor will, on the due execution and delivery thereof by such Obligor, be the legal, valid and binding obligation of such Obligor enforceable in accordance with its terms, in each case with respect to this SECTION 6.4 subject to the effects of bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws relating to or affecting creditors' rights generally, general equitable principles (whether considered in a proceeding in equity or at law) and an implied covenant of good faith and fair dealing.

     SECTION 6.5. FINANCIAL INFORMATION. The

     (a) audited consolidated balance sheet of the Acquired Businesses as at December 30, 1995 and the related consolidated statements of earnings and cash flow;

     (b) audited consolidated balance sheet of Sunshine as at March 31, 1996 and the related consolidated statements of earnings and cash flow; and

     (c) the audited consolidated balance sheet of the Borrower and its Subsidiaries and related consolidated statement of earnings and cash flow, as at December 28, 1996;

copies of which have been furnished to the Administrative Agent and each Lender, have, in each case, been prepared in accordance with GAAP consistently applied, and present fairly the consolidated financial condition of the corporations covered thereby as at the dates thereof and the results of their operations for the periods then ended.

     SECTION 6.6. NO MATERIAL ADVERSE CHANGE. Since December 28, 1996, there has been no material adverse change in the financial condition, operations, assets, business or properties of the Borrower and its Subsidiaries, taken as a whole.

     SECTION 6.7. LITIGATION, LABOR CONTROVERSIES, ETC. There is no pending or, to the knowledge of the Borrower, threatened litigation, action, proceeding, labor controversy arbitration or governmental investigation affecting any Obligor, or any of their respective properties, businesses, assets or revenues, which

(a) could reasonably be expected to result in a Material Adverse Effect, or (b) purports to affect the legality, validity or enforceability of the Keebler Acquisition, the Merger, the Sunshine Acquisition, the Equity Contribution, the issuance of the Subordinated Notes, this Agreement, the Notes or any other Loan Document, except as disclosed in ITEM 6.7 ("Litigation") of the Disclosure Schedule.

     SECTION 6.8. SUBSIDIARIES. Neither Holdings nor the Borrower has any Subsidiaries, except those Subsidiaries

     (a) which are identified in ITEM 6.8 ("Existing Subsidiaries") of the Disclosure Schedule; or

     (b)  which are permitted to have been  acquired in accordance  with SECTION
          7.2.5 or 7.2.8.

     SECTION 6.9. OWNERSHIP OF PROPERTIES. The Borrower and each of its Subsidiaries owns good title to all of its properties and assets (other than insignificant properties and assets), real and personal, tangible and intangible, of any nature whatsoever (including patents, trademarks, trade names, service marks and copyrights), free and clear of all Liens or material claims (including material infringement claims with respect to patents, trademarks, copyrights and the like) except as permitted pursuant to SECTION 7.2.3.

     SECTION 6.10. TAXES. Each of Holdings, the Borrower and each of the Borrower's Subsidiaries has filed all Federal, State and other material tax returns and reports required by law to have been filed by it and has paid all taxes and governmental charges thereby shown to be owing, except any such taxes or charges which are being contested in good faith by appropriate proceedings and for which adequate reserves in accordance with GAAP shall have been set aside on its books.

     SECTION 6.11. PENSION AND WELFARE PLANS. During the twelve-consecutive-month period prior to the date of the execution and delivery of the Existing Credit Agreement and prior to the date of any Credit Extension hereunder, no Pension Plan has been terminated that has resulted in a liability to the Borrower of more than $5,000,000, and no contribution failure has occurred with respect to any Pension Plan sufficient to give rise to a Lien under section 302(f) of ERISA in excess of $5,000,000. No condition exists or event or transaction has occurred with respect to any Pension Plan which could reasonably be expected to result in the incurrence by the Borrower of any material liability, fine or penalty other than such condition, event or transaction which would not reasonably be expected to have a

Material Adverse Effect. Except as disclosed in ITEM 6.11 ("Employee Benefit Plans") of the Disclosure Schedule, since the date of the last financial statement the Borrower has not materially increased any contingent liability with respect to any post-retirement benefit under a Welfare Plan, other than liability for continuation coverage described in Part 6 of Subtitle B of Title I of ERISA.

     SECTION 6.12. ENVIRONMENTAL WARRANTIES. Except as set forth in ITEM 6.12 ("Environmental Matters") of the Disclosure Schedule or as, individually or in the aggregate, could not reasonably be expected to have a Material Adverse
Effect:

     (a) all facilities and property (including underlying groundwater) owned or leased by the Borrower or any of its Subsidiaries have been, and continue to be, owned or leased by the Borrower and its Subsidiaries in compliance with all Environmental Laws;

     (b)  there have been no past, and there are no pending or threatened

          (i) written claims, complaints, notices or requests for information received by the Borrower or any of its Subsidiaries with respect to any alleged violation of any Environmental Law, or

          (ii) written complaints, notices or inquiries to the Borrower or any of its Subsidiaries regarding potential liability under any Environmental Law;

     (c) to the best knowledge of the Borrower, there have been no Releases of Hazardous Materials at, on or under any property now or previously owned or leased by the Borrower or any of its Subsidiaries;

     (d) the Borrower and its Subsidiaries have been issued and are in compliance with all permits, certificates, approvals, licenses and other authorizations relating to environmental matters and necessary or desirable for their businesses;

     (e) no property now or previously owned or leased by the Borrower or any of its Subsidiaries is listed or, to the knowledge of the Borrower or any of its Subsidiaries, proposed for listing (with respect to owned property only) on the National Priorities List pursuant to CERCLA, on the CERCLIS or on any similar state list of sites requiring investigation or clean-up;

     (f) to the best knowledge of the Borrower, there are no underground storage tanks, active or abandoned, including petroleum storage tanks, on or under any property now or previously owned or leased by the Borrower or any of its Subsidiaries;

     (g) the Borrower and its Subsidiaries have not directly transported or directly arranged for the transportation of any Hazardous Material to any location (i) which is listed or to the knowledge of the Borrower or any of its Subsidiaries, proposed for listing on the National Priorities List pursuant to CERCLA, on the CERCLIS or on any similar state list, or (ii) which is the subject of federal, state or local enforcement actions or other investigations;

     (h) to the best knowledge of the Borrower, there are no polychlorinated biphenyls or friable asbestos present in a manner or condition at any property now or previously owned or leased by the Borrower or any Subsidiary of the Borrower; and

     (i) to the best knowledge of the Borrower, no conditions exist at, on or under any property now or previously owned or leased by the Borrower or any of its Subsidiaries which, with the passage of time, or the giving of notice or both, would give rise to liability under any Environmental Law.

     SECTION 6.13. REGULATIONS G, U AND X. Neither Holdings nor the Borrower is engaged in the business of extending credit for the purpose of purchasing or carrying margin stock, and no proceeds of any Credit Extensions will be used to acquire any equity security of a class which is registered pursuant to Section 12 of the Exchange Act or any "margin stock". Terms for which meanings are provided in F.R.S. Board Regulation G, U or X or any regulations substituted therefor, as from time to time in effect, are used in this Section with such meanings.

     SECTION 6.14. ACCURACY OF INFORMATION. All material factual information concerning the financial condition, operations or prospects of Holdings, the Borrower and the Borrower's Subsidiaries heretofore or contemporaneously furnished by or on behalf of Holdings or the Borrower in writing to the Administrative Agent, the Issuer or any Lender for purposes of or in connection with the Existing Credit Agreement, this Agreement or any transaction contemplated thereby or hereby or with respect to the Keebler Transaction or the Sunshine Transaction (including such information contained in each Bank Confidential Offering Memorandum) is, and all other such factual information hereafter furnished by or on behalf of Holdings or the Borrower to the Administrative Agent, the Issuer or any Lender will be, true and accurate in every material respect on the date as of which such information is dated or certified and such information is not, or shall not be, as the case may be, incomplete by omitting to state any material fact necessary to make such information not misleading.

     Any term or provision of this section to the contrary notwithstanding, insofar as any of the factual information described above includes assumptions, estimates, projections or opinions, no representation or warranty is made herein with respect thereto; PROVIDED, HOWEVER, that to the extent any such assumptions, estimates, projections or opinions are based on factual matters, each of Holdings and the Borrower has reviewed such factual matters and nothing has come to its attention in the context of such review which would lead it to believe that such factual matters were not or are not true and correct in all material respects or that such factual matters omit to state any material fact necessary to make such assumptions, estimates, projections or opinions not misleading in any material respect.

     SECTION 6.15. SENIORITY OF OBLIGATIONS, ETC. The Borrower has the power and authority to incur the Indebtedness evidenced by the Subordinated Notes as provided for under each Subordinated Note Indenture and has (or will have) duly authorized, executed and delivered each Subordinated Note Indenture, as applicable. The Borrower has (or will have) issued, pursuant to due authorization, the Subordinated Notes under each Subordinated Note Indenture. Once executed and delivered by the Borrower, each Subordinated Note Indenture will constitute the legal, valid and binding obligation of the Borrower enforceable against the Borrower in accordance with its terms, subject to the effects of bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws relating to or affecting creditors' rights generally, general equitable principles (whether considered in a proceeding in equity or at law) and an implied covenant of good faith and fair dealing. The subordination provisions of the Subordinated Notes and contained in each Subordinated Note Indenture will be enforceable against the holders of the Subordinated Notes by the holder of any "Senior Indebtedness", "Senior Debt" or similar term referring to the Obligations, as applicable in such Subordinated
Note Indenture, which has not effectively waived the benefits thereof. All monetary Obligations, including those to pay principal of and interest (including post-petition interest, whether or not permitted as a claim) on the Loans and Reimbursement Obligations, and fees and expenses in connection therewith, constitute "Senior Indebtedness", "Senior Debt" or similar term referring to the

Obligations, as applicable in such Subordinated Note Indenture, and all such Obligations are entitled to the benefits of the subordination created by such Subordinated Note Indenture. The Borrower acknowledges that the Administrative Agent and each Lender is entering into this Agreement, and is extending its Commitments, in reliance upon the subordination provisions of (or to be contained in) each Subordinated Note Indenture, the Subordinated Notes and this Section.

     SECTION 6.16. SOLVENCY. The Keebler Transaction and the Sunshine Transaction (including the incurrence of the Credit Extensions hereunder, the issuance and sale of the Subordinated Notes, the incurrence by the Borrower of the Indebtedness represented by the Notes and the Subordinated Notes, the execution and delivery by Holdings and the Subsidiary Guarantors of the Holdings Guaranty and the Subsidiary Guaranty and the application of the proceeds of the Credit Extensions and loans under the Subordinated Notes), will not involve or result in any fraudulent transfer or fraudulent conveyance under the provisions of Section 548 of the Bankruptcy Code (11 U.S.C. Section 101 ET SEQ., as from time to time hereafter amended, and any successor or similar statute) or any applicable state law respecting fraudulent transfers or fraudulent conveyances. After giving effect to the Keebler Transaction and the Sunshine Transaction, each of the Borrower, Holdings and the Subsidiary Guarantors is Solvent.

                                  ARTICLE VII

                                    COVENANTS

     SECTION 7.1. AFFIRMATIVE COVENANTS. The Borrower agrees with the Administrative Agent, the Issuer and each Lender that, until all Commitments have terminated, all Letters of Credit have terminated or expired and all Obligations have been paid and performed in full, the Borrower will perform the obligations set forth in this SECTION 7.1.

     SECTION 7.1.1. FINANCIAL INFORMATION, REPORTS, NOTICES, ETC. The Borrower will furnish, or will cause to be furnished, to each Lender, the Issuer and the Administrative Agent copies of the following financial statements, reports, notices and information:

     (a) as soon as available and in any event within 60 days after the end of each of the first three Fiscal Quarters of each Fiscal Year of the Borrower (or, if the Borrower is required to file such information on a Form 10-Q with the Securities and Exchange Commission, promptly following such filing), a consolidated balance sheet of the Borrower and its Subsidiaries as of the end of such Fiscal Quarter, together with the related consolidated statement of earnings and cash flow for such Fiscal Quarter and for the period commencing at the end of the previous Fiscal Year and ending with the end of such Fiscal Quarter (it being understood that the foregoing requirement may be satisfied by delivery of the Borrower's report to the Securities and Exchange Commission on Form 10-Q), certified by the chief financial Authorized Officer of the Borrower;

     (b) as soon as available and in any event within 120 days after the end of each Fiscal Year of the Borrower (or, if the Borrower is required to file such information on a Form 10-K with the Securities and Exchange Commission, promptly following such filing), a copy of the annual audit report for such Fiscal Year for the Borrower and its Subsidiaries, including therein a consolidated balance sheet for the Borrower and its Subsidiaries as of the end of such Fiscal Year, together with the related consolidated statement of earnings and cash flow of the Borrower and its Subsidiaries for such Fiscal Year (it being understood that the foregoing requirement may be satisfied by delivery of the Borrower's report to the Securities and Exchange
          Commission on Form 10-K), in each case certified (without any Impermissible Qualification) by Coopers & Lybrand or another "Big Six" firm of independent public accountants, together with a certificate from such accountants to the effect that, in making the examination necessary for the signing of such annual report by such accountants, they have not become aware of any Default that has occurred and is continuing, or, if they have become aware of such Default, describing such Default and the steps, if any, being taken to cure it;

     (c) together with the delivery of the financial information required pursuant to CLAUSES (a) and (b), a Compliance Certificate, in substantially the form of EXHIBIT E, executed by the chief financial Authorized Officer of the Borrower, showing (in reasonable detail and with appropriate calculations and computations in all respects satisfactory to the Administrative Agent) compliance with the financial covenants set forth in SECTION 7.2.4;

     (d) as soon as possible and in any event within three Business Days after obtaining knowledge of the occurrence of each Default, a statement of the chief financial Authorized Officer of the Borrower setting forth details of such

          Default and the action which the Borrower has taken and proposes to take with respect thereto;

     (e)  as soon as possible and in any event within five  Business  Days after
          (x) the occurrence of any material adverse development with respect to any litigation, action, proceeding, or labor controversy described in
          SECTION 6.7 and the action which the Borrower has taken and proposes to take with respect thereto or (y) the commencement of any labor controversy, litigation, action, proceeding of the type described in
          SECTION 6.7, notice thereof and of the action which the Borrower has taken and proposes to take with respect thereto;

     (f) promptly after the sending or filing thereof, copies of all reports and registration statements which Holdings, the Borrower or any of its Subsidiaries files with the Securities and Exchange Commission or any national securities exchange;

     (g) as soon as practicable after the chief financial officer or the chief executive officer of the Borrower or a member of the Borrower's
          Controlled Group becomes aware of (i) formal steps in writing to terminate any Pension Plan or (ii) the occurrence of any event with respect to a Pension Plan which, in the case of (i) or (ii), could reasonably be expected to result in a contribution to such Pension Plan by (or a liability to) the Borrower or a member of the Borrower's Controlled Group in excess of $5,000,000, (iii) the failure to make a required contribution to any Pension Plan if such failure is sufficient to give rise to a Lien under section 302(f) of ERISA,
          (iv) the taking of any action with respect to a Pension Plan which could reasonably be expected to result in the requirement that the Borrower furnish a bond to the PBGC or such Pension Plan or (v) any material increase in the contingent liability of the Borrower with respect to any post-retirement Welfare Plan benefit, notice thereof and copies of all documentation relating thereto;

     (h) promptly upon receipt or delivery (as the case may be) thereof, all material notices or reports required to be delivered under the Keebler Purchase Agreement or the Sunshine Purchase Agreement, including copies of the Net Current Assets Schedule (under the Keebler Purchase Agreement), as defined in clause (b) of Section 1.3 of the Keebler Purchase Agreement and any reports or notices otherwise delivered pursuant to such Sections;

     (i) promptly following the delivery or receipt, as the case may be, of any material written notice or communication pursuant to or in connection with any Subordinated Note Indenture or any of the Subordinated Notes, a copy of such notice or communication; and

     (j) such other information respecting the condition or operations, financial or otherwise, of the Borrower or any of its Subsidiaries as any Lender or the Issuer through the Administrative Agent may from time to time reasonably request.

     SECTION 7.1.2. COMPLIANCE WITH LAWS, ETC. The Borrower will, and will cause each of its Subsidiaries to, comply in all material respects with all applicable laws, rules, regulations and orders, such compliance to include (without limitation):

     (a) the maintenance and preservation of its corporate existence and qualification as a foreign corporation, except where the failure to so qualify could not reasonably be expected to have a Material Adverse Effect; and

     (b) the payment, before the same become delinquent, of all material taxes, assessments and governmental charges imposed upon it or upon its property except to the extent being contested in good faith by appropriate proceedings and for which adequate reserves in accordance with GAAP shall have been set aside on its books.

     SECTION 7.1.3. MAINTENANCE OF PROPERTIES. The Borrower will, and will cause each of its Subsidiaries to, maintain, preserve, protect and keep its properties (other than insignificant properties) in good repair, working order and condition (ordinary wear and tear excepted), and make necessary and proper repairs, renewals and replacements so that its business carried on in connection therewith may be properly conducted at all times unless the Borrower determines in good faith that the continued maintenance of any of its properties is no longer economically desirable.

     SECTION 7.1.4. INSURANCE. The Borrower will, and will cause each of its Subsidiaries to, maintain or cause to be maintained with responsible insurance companies insurance with respect to its properties and business against such casualties and contingencies and of such types and in such amounts as is customary in the case of similar businesses and will, upon request of the Administrative Agent, furnish to the Issuer and each Lender at reasonable intervals a certificate of an Authorized Officer of the Borrower setting forth the nature and extent of all insurance maintained by the Borrower and its Subsidiaries in accordance with this Section.

     SECTION 7.1.5. BOOKS AND RECORDS. The Borrower will, and will cause each of its Subsidiaries to, keep books and records which accurately reflect in all material respects all of its business affairs and transactions and permit the Administrative Agent, the Issuer and each Lender or any of their respective representatives, at reasonable times and intervals, and upon reasonable notice, to visit all of its offices, to discuss its financial matters with its officers and independent public accountant (and the Borrower hereby authorizes such independent public accountant to discuss the Borrower's financial matters with the Issuer and each Lender or its representatives whether or not any representative of the Borrower is present) and to examine, and photocopy extracts from, any of its books or other corporate records.

     SECTION 7.1.6. ENVIRONMENTAL COVENANT. The Borrower will and will cause each of its Subsidiaries to,

     (a) use and operate all of its facilities and properties in compliance with all Environmental Laws, keep all necessary permits, approvals, certificates, licenses and other authorizations relating to environmental matters in effect and remain in compliance therewith, and handle all Hazardous Materials in compliance with all applicable Environmental Laws, in each case except where the failure to comply with the terms of this clause could not reasonably be expected to have a Material Adverse Effect;

     (b) promptly notify the Administrative Agent and provide copies of all written claims, complaints, notices or inquiries relating to the condition of its facilities and properties or compliance with Environmental Laws which relate to environmental matters which would have, or would reasonably be expected to have, a Material Adverse Effect, and promptly cure and have dismissed with prejudice any material actions and proceedings relating to compliance with Environmental Laws, except to the extent being diligently contested in good faith by appropriate proceedings and for which adequate reserves in accordance with GAAP have been set aside on its books; and

     (c) provide such information and certifications which the Administrative Agent may reasonably request from time to time to evidence compliance with this SECTION 7.1.6.

     SECTION 7.1.7. FUTURE SUBSIDIARIES. Upon any Person becoming a Subsidiary of the Borrower, or upon the Borrower or any Subsidiary acquiring additional Capital Stock of any existing Subsidiary (other than the Designated Subsidiaries that are not-for-profit corporations and Receivables Co.), the Borrower shall notify the Administrative Agent of such acquisition, and

     (a) the Borrower shall promptly cause such Subsidiary to execute and deliver to the Administrative Agent, with counterparts for each Lender, a supplement to the Subsidiary Guaranty and a supplement to the Subsidiary Security Agreement (and, if such Subsidiary owns any real property having a value as determined in good faith by the Administrative Agent in excess of $5,000,000, a Mortgage (other than, in the case of Sunshine, the Exempted Properties), together with acknowledgment copies of Uniform Commercial Code financing statements (form UCC-1) executed and delivered by the Subsidiary naming the Subsidiary as the debtor and the Administrative Agent as the secured party, or other similar instruments or documents, filed under the Uniform Commercial Code and any other applicable recording statutes, in the case of real property, of all jurisdictions as may be necessary or, in the opinion of the Administrative Agent, desirable to perfect the security interest of the Administrative Agent pursuant to the Subsidiary Security Agreement or a Mortgage, as the case may be; and

     (b) the Borrower shall promptly deliver, or cause to be delivered, to the Administrative Agent under a Pledge Agreement (or a supplement thereto) certificates (if any) representing all of the issued and outstanding shares of Capital Stock of such Subsidiary owned by the Borrower or any Subsidiary of the Borrower, as the case may be, along with undated stock powers for such certificates, executed in blank, or, if any securities subject thereto are uncertificated securities, confirmation and evidence satisfactory to the Administrative Agent that appropriate book entries have been made in the relevant books or records of a financial intermediary or the issuer of such securities, as the case may be, under applicable law resulting in the perfection of the security interest granted in favor of the Administrative Agent pursuant to the terms of a Pledge Agreement;

together, in each case, with such opinions, in form and substance and from counsel satisfactory to the Administrative Agent, as the Administrative Agent may reasonably require; PROVIDED, that notwithstanding the foregoing, no Non-U.S. Subsidiary shall be required to execute and deliver a Mortgage, a supplement to the

Subsidiary Guaranty or a supplement to the Security Agreement, nor will the Borrower or any Subsidiary of the Borrower be required to deliver in pledge pursuant to a Pledge Agreement in excess of 65% of the total combined voting power of all classes of Capital Stock of a Non-U.S. Subsidiary entitled to vote, if the Borrower has delivered evidence satisfactory to the Administrative Agent that such actions would result in material adverse tax consequences to the Borrower and its Subsidiaries (after giving effect to the utilization of any available tax credits).

     SECTION 7.1.8. FUTURE LEASED PROPERTY AND FUTURE ACQUISITIONS OF REAL PROPERTY. (a) Prior to entering into any new lease of real property or renewing any existing lease of real property, the Borrower shall, and shall cause each of its Subsidiaries to, use its (and their) best efforts (which shall not require the expenditure of cash or the making of any material concessions under the relevant lease) to deliver to the Administrative Agent a Waiver executed by the lessor of any real property that is to be leased by the Borrower or such Subsidiary for a term in excess of one year in any state which by statute grants such lessor a "landlord's" (or similar) Lien which is superior to the Administrative Agent's, to the extent the value of any personal property of the Borrower or its Subsidiaries to be held at such leased property exceeds (or it is anticipated that the value of such personal property will, at any point in time during the term of such leasehold term, exceed) $5,000,000.

     (b) In the event that the Borrower or any of its Subsidiaries shall acquire any real property having a value as determined in good faith by the Administrative Agent in excess of $5,000,000 (other than in the case of Sunshine, the Exempted Properties), the Borrower or the applicable Subsidiary shall, promptly after such acquisition, execute a Mortgage and provide the Administrative Agent with

          (i) evidence of the completion (or satisfactory arrangements for the completion) of all recordings and filings of such Mortgage as may be necessary or, in the reasonable opinion of the Administrative Agent, desirable effectively to create a valid, perfected first priority Lien, subject to Liens permitted by SECTION 7.2.3, against the properties purported to be covered thereby;

          (ii) mortgagee's title insurance policies in favor of the Administrative Agent and the Lenders in amounts and in form and substance and issued by insurers, reasonably satisfactory to the Administrative Agent, with respect to the property purported to be covered by such Mortgage, insuring that title to such property is marketable and that the interests created by the Mortgage constitute valid first Liens thereon free and clear of all defects and encumbrances other than as approved by the Administrative Agent, and such policies shall also include a revolving credit endorsement and such other endorsements as the Administrative Agent shall request and shall be accompanied by evidence of the payment in full of all premiums thereon; and

          (iii)such   other   approvals,   opinions,   or   documents   as   the
               Administrative Agent may reasonably request.

     SECTION 7.1.9. USE OF PROCEEDS, ETC. The Borrower shall apply the proceeds of the Credit Extensions made on and following the Amendment Effective Date

     (a)  in the case of Revolving Loans,

          (i) after giving effect to the making of the Incremental Term Loans, to repay the aggregate principal amount of the Term-B Loans and Term-C Loans outstanding on the Amendment Effective Date, in an amount not to exceed $45,000,000;

          (ii) to pay transaction costs, fees and expenses associated with the effectiveness of this Agreement; and

          (iii)for working capital and general corporate purposes of the Borrower and its Subsidiaries; and

     (b) in the case of Letters of Credit, for issuing documentary and standby (including direct pay) Letters of Credit for working capital and general corporate purposes of the Borrower and certain of its Subsidiaries, as described in SECTION 2.6; and

     (c)  in the case of Incremental  Term Loans,  to refinance a portion of the
          aggregate   principal   amount  of  Term-B   Loans  and  Term-C  Loans
          outstanding on the Amendment Effective Date.

     SECTION 7.1.10. BORROWER PLEDGE AGREEMENT. The Borrower covenants and agrees that, in its capacity as a Pledged Share Issuer under (and as defined in) the Holdings Pledge Agreement, the Borrower agrees that it will cooperate in all reasonable respects necessary to enable the Administrative Agent to exercise its rights and remedies under the terms of the Holdings Pledge Agreement and agrees to comply with the last sentence of Section 4.2 of the Holdings Pledge Agreement.

     SECTION 7.1.11. HEDGING OBLIGATIONS. The Borrower shall maintain in a notional amount equal to at least 50% of the outstanding principal amount of the Term Loans incurred on January 26, 1996 pursuant to (and as defined in) the Original Agreement an interest rate swap, cap, collar or similar arrangement on the terms contained in the Rate Protection Agreement that it entered into pursuant to Section 7.1.11 of the Original Agreement (or such other terms as shall be reasonably satisfactory to the Administrative Agent) through January 26, 1999.

     SECTION 7.2. NEGATIVE COVENANTS. The Borrower agrees with the Administrative Agent, the Issuer and each Lender that, until all Commitments have terminated, all Letters of Credit have terminated or expired and all Obligations have been paid and performed in full, the Borrower will perform the obligations set forth in this SECTION 7.2.

     SECTION 7.2.1. BUSINESS ACTIVITIES. The Borrower will not, and will not permit any of its Subsidiaries to, engage in any business activity, except business activities of the type in which the Borrower and its Subsidiaries are engaged on the date hereof and such activities as may be incidental, similar or related thereto.

     SECTION 7.2.2. INDEBTEDNESS. The Borrower will not, and will not permit any of its Subsidiaries to, create, incur, assume or suffer to exist or otherwise become or be liable in respect of any Indebtedness, other than, without duplication, the following:

     (a)  Indebtedness   in  respect  of  the   Credit   Extensions   and  other
          Obligations;

     (b)  [INTENTIONALLY OMITTED];

     (c) Indebtedness existing as of the Amendment Effective Date which is identified in ITEM 7.2.2(c) ("Ongoing Indebtedness") of the Disclosure Schedule, and any refinancing or replacement thereof, but only in amounts not in excess of the outstanding amounts on the date of such refinancing (which shall not exceed the committed amount on the Amendment Effective Date);

     (d) to the extent not prohibited in whole or in part by the terms of any Subordinated Note Indenture, Indebtedness incurred by the Borrower or any of its Subsidiaries (i) to any Person providing financing for the acquisition of any assets permitted to be acquired pursuant to SECTION
          7.2.7 to finance its acquisition of such assets,

          (ii) in respect of Capitalized Lease Liabilities (but only to the extent otherwise permitted by SECTION 7.2.7) and (iii) from time to time for general corporate purposes; PROVIDED, that the maximum aggregate amount of all Indebtedness permitted under this CLAUSE (d) shall not at any time exceed $50,000,000;

     (e)  Hedging Obligations of the Borrower or any of its Subsidiaries;

     (f)  intercompany  Indebtedness  of any Subsidiary of the Borrower owing to
          the  Borrower  or  any  other   Subsidiary  of  the  Borrower,   which
          Indebtedness

          (i) shall (except in the case of Indebtedness of Receivables Co.) be evidenced by one or more promissory notes in form and substance satisfactory to the Administrative Agent which have been duly executed and delivered to (and endorsed to the order of) the Administrative Agent in pledge pursuant to a Pledge Agreement;

          (ii) shall  not  be  forgiven   or   otherwise   discharged   for  any
               consideration other than payment (Dollar for Dollar) in cash unless the Administrative Agent otherwise consents; and

          (iii)shall, in the case of Receivables Co. be incurred only in connection with the Permitted Receivables Transaction on terms satisfactory to the Administrative Agent;

     (g) unsecured intercompany Indebtedness of the Borrower owing to a Subsidiary of the Borrower that has previously executed and delivered to the Administrative Agent the Intercompany Subordination Agreement, which shall be evidenced by one or more promissory notes in form and substance satisfactory to the Administrative Agent that have been duly executed and delivered to (and endorsed to the order of) the Administrative Agent in pledge pursuant to a Pledge Agreement;

     (h) unsecured Subordinated Debt of the Borrower owing to the Subordinated Noteholders in an aggregate outstanding principal amount not to exceed $125,000,000 evidenced by the Subordinated Notes and governed by the terms of a Subordinated Note Indenture;

     (i) Indebtedness of Receivables Co. incurred in connection with the Permitted Receivables Transaction in an aggregate amount at any time not to exceed $145,000,000, PROVIDED, that the provisions of CLAUSE (g) of SECTION 3.1.1 are complied with; and

     (j)  Indebtedness   of   Subsidiaries  of  the  Borrower  (other  than  the
          Designated   Subsidiaries   and  Receivables   Co.)  pursuant  to  the
          Subordinated Guaranty;

PROVIDED, HOWEVER, that no Indebtedness otherwise permitted by CLAUSE (d) or (f) (as such clause relates to Loans made by the Borrower to its Subsidiaries) may be incurred if, after giving effect to the incurrence thereof, any Default shall have occurred and be continuing.

     SECTION 7.2.3. LIENS. The Borrower will not, and will not permit any of its Subsidiaries to, create, incur, assume or suffer to exist any Lien upon any of its property, revenues or assets, whether now owned or hereafter acquired, except:

     (a) Liens securing payment of the Obligations, granted pursuant to any Loan Document;

     (b)  [INTENTIONALLY OMITTED];

     (c) Liens granted prior to June 4, 1996 to secure payment of Indebtedness of the type permitted and described in CLAUSE (c) of SECTION 7.2.2;

     (d) Liens granted to secure payment of Indebtedness of the type permitted and described in CLAUSE (d) of SECTION 7.2.2; PROVIDED, that the obligations secured thereby do not exceed in the aggregate $35,000,000 at any time outstanding;

     (e) Liens for taxes, assessments or other governmental charges or levies, including Liens pursuant to Section 107(l) of CERCLA or other similar law, not at the time delinquent or thereafter payable without penalty or being contested in good faith by appropriate proceedings and for which adequate reserves in accordance with GAAP shall have been set aside on its books;

     (f) Liens of carriers, warehousemen, mechanics, repairmen, materialmen and landlords or other like liens incurred in the ordinary course of business for sums not overdue for a period of more than 30 days or being diligently contested in good faith by appropriate proceedings and for which adequate reserves in accordance with GAAP shall have been set aside on its books;

     (g) Liens incurred in the ordinary course of business in connection with workmen's compensation, unemployment insurance or other forms of governmental insurance or benefits, or to secure performance of tenders, statutory obligations, insurance obligations, leases and contracts (other than for borrowed money) entered into in the ordinary course of business or to secure obligations on surety or appeal bonds;

     (h) judgment Liens in existence less than 30 days after the entry thereof or with respect to which execution has been stayed or the payment of which is covered in full by a bond or (subject to a customary deductible) by insurance maintained with responsible insurance companies;

     (i) Liens with respect to recorded minor imperfections of title and easements, rights-of-way, restrictions, reservations, permits, servitudes and other similar encumbrances on real property and fixtures which do not materially detract from the value or materially impair the use by the Borrower or any such Subsidiary in the ordinary course of their business of the property subject thereto;

     (j) leases or subleases granted by the Borrower or any of its Subsidiaries to any other Person in the ordinary course of business;

     (k) Liens in the nature of trustees' Liens granted pursuant to any indenture governing any Indebtedness permitted by SECTION 7.2.2, in each case in favor of the trustee under such indenture and securing only obligations to pay compensation to such trustee, to reimburse its expenses and to indemnify it under the terms thereof; and

     (l) Liens on Accounts of Receivables Co. created in connection with the Permitted Receivables Transaction.

     SECTION 7.2.4.  FINANCIAL CONDITION.

     (a) NET WORTH. The Borrower will not permit Net Worth at any time from and after the Amendment Effective Date to be less than $170,000,000 plus 50% of cumulative Net Income (in excess of zero) from December 28, 1996 to the date of determination of Net Worth.

     (b) DEBT TO EBITDA RATIO. The Borrower will not permit the Debt to EBITDA Ratio as of the end of any Fiscal Quarter occurring during any period set forth below to be greater than the ratio set forth opposite such period:

                                                               Debt To
                 PERIOD                                      EBITDA RATIO
                 ------                                      ------------

         Amendment Effective Date
             through 07/12/97                                  4.00:1.0
         07/13/97 through 10/04/97                             3.75:1.0
         10/05/97 through 01/02/99                             3.25:1.0
         01/03/99 through 01/01/00                             2.75:1.0
         01/02/00 through 12/30/00                             2.25:1.0
         12/31/00 and thereafter                               2.00:1.0


     (c) INTEREST COVERAGE RATIO. The Borrower will not permit the Interest Coverage Ratio as of the end of any Fiscal Quarter occurring after the Amendment Effective Date to be less than 3.0:1.0.

     (d) CASH FLOW COVERAGE RATIO. The Borrower will not permit the Cash Flow Coverage Ratio as of the end of any Fiscal Quarter occurring during any period set forth below to be less than the ratio set forth opposite such period:

                                                              Cash Flow
                PERIOD                                      COVERAGE RATIO
                ------                                      --------------

         Amendment Effective Date
            through 01/01/00                                   1.20:1.0

         01/02/00 and thereafter                               1.25:1.0


     SECTION 7.2.5. INVESTMENTS. The Borrower will not, and will not permit any of its Subsidiaries to, make, incur, assume or suffer to exist any Investment in any other Person, except:

     (a) Investments existing on June 4, 1996 and identified in ITEM 7.2.5(a) ("Ongoing Investments") of the Disclosure Schedule;

     (b)  Cash Equivalent Investments;

     (c) without duplication, Investments (i) permitted as Indebtedness pursuant to SECTION 7.2.2 and (ii) to the extent that Receivables Co. is not a Subsidiary of the Borrower, Investments in Receivables Co. in connection with the Permitted Receivables Transaction made by the Borrower and/or its Subsidiaries on terms satisfactory to the Administrative Agent;

     (d) without duplication, Investments permitted as Capital Expenditures pursuant to SECTION 7.2.7;

     (e) Investments by the Borrower in any of its Subsidiaries, or by any such Subsidiary in any of its Subsidiaries, by way of contributions to capital; PROVIDED, that such Investments in Receivables Co. shall only be made in connection with the Permitted Receivables Transaction on terms satisfactory to the Administrative Agent;

     (f) Investments made by the Borrower or any of its Subsidiaries, solely with proceeds which either (i) have been contributed, directly or indirectly, to the Borrower or such Subsidiary as cash equity from holders of the Borrower's common stock for the purpose of making an Investment identified in a notice to the Administrative Agent on or prior to the date that such capital contribution is made or (ii) are Net Disposition Proceeds which are being reinvested by the Borrower or such Subsidiary of the Borrower in Qualified Assets in accordance with the terms of CLAUSE (c) of SECTION 3.1.1 and (in the case of this CLAUSE (f)(ii) only), which Investments shall result in the Borrower or such Subsidiary acquiring a majority controlling interest in the Person in which such Investment was made or increasing any such controlling interest already maintained by it;

     (g) to the extent not restricted by the terms of any Subordinated Debt, a one time Investment by way of a loan or advance by the Borrower to GFI and/or ARTAL and/or Flowers and/or any of their respective Affiliates in a principal amount which, when aggregated with the amount of the dividend or distribution (if any) made pursuant to CLAUSE (e) of
          SECTION 7.2.6 on or prior to the date the Investment permitted pursuant to this clause is made, shall not exceed $25,000,000; PROVIDED, that such Investment may only be made if (i) after giving effect to the making of such Investment, the Debt to EBITDA Ratio shall be less than 3.0:1.0 on a PRO FORMA basis for the most recent two full Fiscal Quarters immediately preceding the date of the payment of such Investment for which the relevant financial information has been delivered pursuant to CLAUSE (a) or CLAUSE (b) of SECTION 7.1.1, and (ii) an Authorized Officer of the Borrower shall have delivered a certificate to the Administrative Agent in form and substance satisfactory to the Administrative Agent (including a calculation of the Debt to EBITDA Ratio in reasonable detail) certifying to the accuracy of CLAUSE (g)(i) above and certifying that no Default shall have occurred and be continuing on the date such Investment is made, nor would a Default result from the making of such Investment;

     (h) Investments to the extent the consideration received pursuant to CLAUSE (b)(i) of SECTION 7.2.9 is not all cash;

     (i) other Investments made by the Borrower or any of its Subsidiaries (other than Receivables Co.) in an aggregate amount, when aggregated with the amounts of Capital Expenditures made or committed to be made pursuant to CLAUSE (b)(v) of SECTION 7.2.7, not to exceed $50,000,000 (net, for so long as such amount is restricted pursuant to the terms of any Subordinated Note Indenture, of Investments made in Qualified Assets with Net Disposition Proceeds pursuant to CLAUSE (f)(ii) above), which Investments shall result in the Borrower or the relevant Subsidiary acquiring (subject to SECTION 7.2.1) a majority controlling interest in the Person in which such Investment was made or increasing any such controlling interest maintained by it in such Person; and

     (j) Investments in the form of loans or advances made to Holdings or to management or employees of Holdings, the Borrower or any of their respective Subsidiaries in an aggregate outstanding amount not to exceed $2,500,000 at any time;

PROVIDED, HOWEVER, that

     (k) any Investment which when made complies with the requirements of the definition of the term "Cash Equivalent Investment" may continue to be held notwithstanding that such Investment if made thereafter would not comply with such requirements;

     (l) the Investments permitted above shall only be permitted to be made to the extent not prohibited in whole or in part by the terms of any Subordinated Note Indenture; and

     (m) no Investment otherwise permitted by CLAUSE (e), (f), (g), (i) or (j) shall be permitted to be made if, immediately before or after giving effect thereto, any Default shall have occurred and be continuing.

     SECTION 7.2.6. RESTRICTED PAYMENTS, ETC. On and at all times after January 26, 1996:

     (a) the Borrower will not declare, pay or make any dividend or distribution (in cash, property or obligations) on any shares of any class of Capital Stock (now or hereafter outstanding) of the Borrower or on any warrants, options or other rights with respect to any shares of any class of Capital Stock (now or hereafter outstanding) of the Borrower (other than dividends or distributions payable in its common stock or warrants to purchase its common stock or splits or reclassifications of its stock into additional or other shares of its common stock) or apply, or permit any of its Subsidiaries to apply, any of its funds, property or assets to the purchase, redemption, sinking fund or other retirement of, or agree or permit any of its Subsidiaries to purchase or redeem, any shares of any class of Capital Stock (now or hereafter outstanding) of the Borrower, or warrants, options or other rights with respect to any shares of any class of Capital Stock (now or hereafter outstanding) of the Borrower (collectively, "RESTRICTED PAYMENTS");

     (b)  the Borrower will not, and will not permit any of its Subsidiaries to

          (i) make any payment or prepayment of principal of, or interest on, any Subordinated Notes (A) on any day other than, in the case of interest only, the stated, scheduled date for such payment of interest set forth in the applicable Subordinated Notes or in the applicable Subordinated Note Indenture, or (B) which would violate the terms of this Agreement or the subordination provisions of such Subordinated Note Indenture; or

          (ii) redeem, purchase or defease, any Subordinated Notes; and

     (c) the Borrower will not, and will not permit any Subsidiary to, make any deposit for any of the foregoing purposes;

PROVIDED, HOWEVER, that,

     (d) notwithstanding the provisions of CLAUSE (a) above, the Borrower shall be permitted to make Restricted Payments to Holdings (in the case of CLAUSE (d)(iv) below, commencing on February 1, 2002, and then only to the extent not prohibited in whole or in part by the terms of any Subordinated Debt), to the extent necessary to enable Holdings

          (i) to pay its overhead expenses in an amount not to exceed $50,000 in any Fiscal Year,

          (ii) to pay its taxes,

          (iii)so long as (A) no Default shall have occurred and be continuing on the date such Restricted Payment is declared or to be made, nor would a Default result from the making of such Restricted Payment, (B) after giving effect to the making of such Restricted Payment the Borrower shall be in PRO FORMA compliance with the covenants set forth in SECTION 7.2.4 for the most recent full Fiscal Quarter immediately preceding the date of the payment of such Restricted Payment for which the relevant financial information has been delivered pursuant to CLAUSE (a) or CLAUSE (b) of SECTION 7.1.1, and (C) an Authorized Officer of the Borrower shall have delivered a certificate to the Administrative Agent in form and substance satisfactory to the Administrative Agent (including a calculation of the compliance with the covenants  set  forth  in  SECTION  7.2.4)  certifying  as to the accuracy of CLAUSE (d)(iii)(A) and (d)(iii)(B) above, to purchase, redeem, acquire or otherwise retire for value shares of Capital Stock of Holdings held by officers or employees of Holdings or any of its Subsidiaries, or options on any such shares or related stock appreciation rights or similar securities owned by officers or employees (or their estates of beneficiaries under their estates), in all cases only upon death, disability, retirement, termination of employment or pursuant to the terms of such stock option plan or any other agreement under which such shares of Capital Stock, options, related rights or similar securities were issued (collectively referred to as a "REDEMPTION"), in an aggregate amount, in the case of this CLAUSE
               (d)(iii), not to exceed $1,000,000 in any Fiscal Year; PROVIDED, that the Borrower can carry forward to each succeeding Fiscal Year the aggregate amount of Restricted Payments permitted (but not made) pursuant to this CLAUSE (d)(iii) in prior Fiscal Years, with up to a maximum amount of $4,000,000 of Restricted Payments over the term of this Agreement permitted to be made pursuant to this CLAUSE (d)(iii) (net of any amounts contributed in cash to the capital of the Borrower by a replacement officer or employee following a Redemption as the result of the death, disability, retirement or termination of employment of another officer or employee of Holdings or any of its Subsidiaries after January 26,
               1996); and

          (iv) to pay, on a quarterly basis, accrued interest then due and payable in cash pursuant to the terms of the Seller Note, but only if (A) no Default shall have occurred and be continuing on the date such dividend is declared or to be made, nor would a Default result from the making of such dividend, (B) after giving effect to the making of such dividend, the Debt to EBITDA Ratio shall be less than 2.0:1.0 on a PRO FORMA basis for the most recent two full Fiscal Quarters immediately preceding the date of the payment of such dividend for which the relevant financial information has been delivered pursuant to CLAUSE (a) or CLAUSE (b) of SECTION 7.1.1, and (C) an Authorized Officer of the Borrower shall have delivered a certificate to the Administrative Agent in form and substance satisfactory to the Administrative Agent (including a calculation of the Debt to EBITDA Ratio in reasonable detail) certifying to the accuracy of CLAUSE (d)(iv)(A) and (d)(iv)(B) above;

     (e) notwithstanding the provisions of CLAUSE (a) above, the Borrower shall, to the extent not prohibited in whole or in part by the terms of any Subordinated Debt, be permitted to declare and pay a one time cash dividend in an amount which, when aggregated with the amount of the Investment (if any) made pursuant to CLAUSE (g) of SECTION 7.2.5 on or prior to the date the dividend or distribution permitted pursuant to this clause is made, shall not exceed $25,000,000 if
          (i) no Default shall have occurred and be continuing on the date such dividend is declared or to be made, nor would a Default result from the making of such dividend, (ii) after giving effect to the making of such dividend, the Debt to EBITDA Ratio shall be less than 3.0:1.0 on a PRO FORMA basis for the most recent two full Fiscal Quarters immediately preceding the date of the payment of such dividend for which the relevant financial information has been delivered pursuant to CLAUSE (a) or

          CLAUSE (b) of SECTION 7.1.1, and (iii) an Authorized Officer of the Borrower shall have delivered a certificate to the Administrative Agent in form and substance satisfactory to the Administrative Agent (including a calculation of the Debt to EBITDA Ratio in reasonable detail) certifying to the accuracy of CLAUSE (e)(i) and (e)(ii) above;

     (f) notwithstanding the provisions of CLAUSE (a) above, the Borrower shall, to the extent permitted by the Subordinated Debt, be permitted to make Restricted Payments to Holdings in a maximum amount (subject to reduction as set forth in the PROVISO below) not to exceed $10,000,000, but only if Holdings promptly (and in any event within three Business Days following such Restricted Payment) applies such Restricted Payment to a prepayment of the principal amount of the Seller Note, and in any event only if (i) no Default shall have occurred and be continuing on the date such dividend is declared or to be made, nor would a Default result from the making of such dividend and (ii) after giving effect to the making of such dividend, the Debt to EBITDA Ratio shall be less than 3.0:1.0 on a pro forma basis for the most recent two full Fiscal Quarters immediately preceding the date of the payment of such dividend for which the relevant financial information has been delivered pursuant to CLAUSE (a) or CLAUSE (b) of
          SECTION 7.1.1, and (iii) an Authorized Officer of the Borrower shall have delivered a certificate to the Administrative Agent in form and substance satisfactory to the Administrative Agent (including a calculation of the Debt to EBITDA Ratio in reasonable detail) certifying to the accuracy of CLAUSE (f)(i) and (f)(ii); PROVIDED, that notwithstanding the foregoing, in no event shall the amount of the Restricted Payment permitted pursuant to this clause when aggregated with the principal amount of Subordinated Notes redeemed, purchased or defeased in accordance with CLAUSE (g)(i) below exceed $40,000,000; and

     (g) notwithstanding the provisions of CLAUSE (b) above, the Borrower shall be permitted to

          (i) redeem, purchase or defease the Subordinated Notes in an amount which, when aggregated with the aggregate amount of Restricted Payments made in accordance with CLAUSE (f) above, does not exceed $40,000,000, but only if (A) no Default shall have occurred and be continuing on the date such redemption, purchase or defeasance is to occur, nor would a Default result therefrom,
               (B) the Debt to EBITDA Ratio shall be less than 3.0:1.0 on a PRO FORMA basis for the most recent two full Fiscal Quarters immediately preceding the date of such redemption, purchase or defeasance for which the relevant financial information has been delivered pursuant to CLAUSE (a) or CLAUSE (b) of SECTION 7.1.1, and (c) an Authorized Officer of the Borrower shall have delivered a certificate to the Administrative Agent in form and substance satisfactory to the Administrative Agent (including a calculation of the Debt to EBITDA Ratio in reasonable detail) certifying to the accuracy of CLAUSE (g)(i)(A) and (g)(i)(B) above;

          (ii) refinance and repay Dollar for Dollar the Subordinated Notes and accrued interest and fees thereon with the net proceeds of other unsecured Subordinated Debt with all terms and conditions reasonably satisfactory to the Required Lenders, as permitted pursuant to CLAUSE (h)(iv) of SECTION 7.2.2, upon which issuance such other Subordinated Debt shall be deemed for all purposes of this Agreement and the Loan Documents to be "Refinancing Notes" issued pursuant to the "Refinancing Note Indenture".

     SECTION 7.2.7. CAPITAL EXPENDITURES, ETC. (a) The Borrower will not, and will not permit any of its Subsidiaries to, make or commit to make Capital Expenditures in any Fiscal Year, except, to the extent not prohibited in whole or in part by the terms of any Subordinated Note Indenture, Capital Expenditures which do not aggregate in excess of the amount set forth below opposite such Fiscal Year:
                                                    Maximum Capital
         FISCAL YEAR                                 EXPENDITURES
         -----------                                ---------------

         1996                                       $32,000,000
         1997                                       $50,000,000
         1998                                       $60,000,000
         1999 through 2001                          $65,000,000
         2002 and thereafter                        $70,000,000;

PROVIDED, that to the extent the amount of Capital Expenditures permitted to be made in any Fiscal Year ("YEAR 1") pursuant to this clause exceeds the aggregate amount of Capital Expenditures actually made during such Fiscal Year, such excess amount may be carried forward to (but only to) and, to the extent not prohibited in whole or in part by the terms of any Subordinated Note Indenture, made in the next succeeding Fiscal Year ("YEAR 2") (any such amount to be certified by the Borrower to the Administrative Agent in the Compliance Certificate delivered for the last Fiscal Quarter of Year 1), and any such amount carried forward to Year 2 shall be deemed to be used only after the Borrower and its Subsidiaries have fully used the amount of Capital Expenditures permitted by this Section without giving effect to such carry-forward; PROVIDED, HOWEVER, that so long as the Borrower or any of its Subsidiaries has committed to make Capital Expenditures in Year 2 with the amount carried forward to such year pursuant to this clause, such committed amount can actually be expended in the Fiscal Year immediately succeeding Year 2.

     (b)  The  parties   acknowledge  and  agree  that  the  permitted   Capital
          Expenditure levels set forth in CLAUSE (a) above shall be exclusive of:

          (i) the aggregate Dollar amount of the purchase price of trucks leased by the Borrower or any of its Subsidiaries on January 26, 1996 which are determined in the good faith judgment of the Borrower to be unnecessary to its ongoing operations and which are then purchased from the lessor and promptly thereafter sold to third parties;

          (ii) Net Disposition Proceeds which have been reinvested by the Borrower or a Subsidiary of the Borrower in Qualified Assets in accordance with the terms of CLAUSE (c) of SECTION 3.1.1 and Casualty Proceeds to the extent applied to rebuild or replace property in accordance with the terms of CLAUSE (f) of SECTION 3.1.1;

          (iii)the amount of Capital Expenditures actually made with cash capital contributions (other than capital contributions made by the Borrower in any of its Subsidiaries or by any Subsidiary of the Borrower in another Subsidiary of the Borrower, except to the extent the source thereof is a capital contribution from Holdings) after January 26, 1996 to the Borrower or any of its Subsidiaries and specifically identified in a certificate delivered by an Authorized Officer of the Borrower to the
               Administrative Agent on or about the time such capital contribution is made;

          (iv) the amount of Capital Expenditures resulting from the Restructuring Charges as certified to the Administrative Agent by the Borrower in the first Compliance Certificate delivered by the Borrower following such Capital Expenditure; and

          (v) Capital Expenditures in an amount which, when aggregated with the amount of Investments made pursuant to

               CLAUSE (i) of SECTION 7.2.5, shall not exceed $50,000,000 over the term of this Agreement.

     SECTION 7.2.8. CONSOLIDATION, MERGER, ETC. The Borrower will not, and will not permit any of its Subsidiaries to, liquidate or dissolve, consolidate with, or merge into or with, any other corporation, or purchase or otherwise acquire all or substantially all of the assets of any Person (or of any division thereof) except

     (a) any such Subsidiary (other than Receivables Co.) may liquidate or dissolve voluntarily into, and may merge with and into, the Borrower (so long as the Borrower is the surviving corporation of such combination or merger) or any other Subsidiary (other than Receivables Co.), and the assets or stock of any Subsidiary may be purchased or otherwise acquired by the Borrower or any other Subsidiary (other than a Designated Subsidiary and Receivables Co.); PROVIDED, that notwithstanding the above, a Subsidiary may only liquidate or dissolve into, or merge with and into, another Subsidiary of the Borrower (other than a Designated Subsidiary and Receivables Co.) if, after giving effect to such combination or merger, the Borrower continues to own (directly or indirectly), and the Administrative Agent continues to have pledged to it pursuant to a Pledge Agreement, a percentage of the issued and outstanding shares of Capital Stock (on a fully diluted basis) of the Subsidiary surviving such combination or merger that is equal to or in excess of the percentage of the issued and outstanding shares of Capital Stock (on a fully diluted basis) of the Subsidiary that does not survive such combination or merger that was (immediately prior to the combination or merger) owned by the Borrower or pledged to the Administrative Agent; and

     (b) so long as no Default has occurred and is continuing or would occur after giving effect thereto, the Borrower or any of its Subsidiaries may purchase all or substantially all of the assets of any Person (or any division thereof) not then a Subsidiary, or acquire such Person by merger, if permitted (without duplication) pursuant to the provisos contained in CLAUSE (c) of SECTION 3.1.1, SECTION 7.2.7 or CLAUSES (f) or (i) of SECTION 7.2.5.

     SECTION 7.2.9. ASSET DISPOSITIONS, ETC. The Borrower will not, and will not permit any of its Subsidiaries to, sell, transfer, lease, contribute or otherwise convey, or grant options, warrants or other rights with respect to, all or any part of its assets, whether now owned or hereafter acquired (including accounts receivable and Capital Stock of Subsidiaries) to any Person, unless

     (a) such sale, transfer, lease, contribution or conveyance of such assets is (i) in the ordinary course of its business (and does not constitute a sale, transfer, lease, contribution or other conveyance of all or a substantial part of the Borrower's or such Subsidiary's assets) or is of obsolete or worn out property, (ii) permitted by SECTION 7.2.8,
          (iii) the sale or other disposition of trucks as described in the definition of "Truck Sale Proceeds", (iv) one constituting all or a portion of the assets comprising the Borrower's bakery located in Atlanta, Georgia, (v) between Subsidiary Guarantors or from a Subsidiary to the Borrower, (vi) the sale or conveyance of Sunshine's real and personal property located in Santa Fe Springs, California (collectively referred to as the "SANTA FE PROPERTY") or (vii) the sale or conveyance of Sunshine's real and personal property used as a bakery and located in Oakland, California (collectively referred to as the "OAKLAND PROPERTY"; the Oakland Property and the Santa Fe Property collectively referred to as the "EXEMPTED PROPERTIES"); PROVIDED, that the aggregate consideration received for the Exempted Properties shall not exceed $6,000,000;

     (b) (i) such sale, transfer, lease, contribution or conveyance of such assets is for fair market value and the consideration consists of no less than 80% (or, in the case of the Borrower's (or its Subsidiary's) factory and related assets in Chicago, Illinois used in the production of ice cream cones, 50%) in cash, (ii) the Net Disposition Proceeds received from such assets, together with the Net Disposition Proceeds of all other assets sold, transferred, leased, contributed or conveyed pursuant to this CLAUSE (b) since January 26, 1996, does not exceed (individually or in the aggregate) $100,000,000 over the term of this Agreement and (iii) the Net Disposition Proceeds generated from such sale, transfer, lease, contribution or conveyance not theretofore reinvested in Qualified Assets in accordance with CLAUSE (c) of
          SECTION 3.1.1 (with the amount permitted to be so reinvested in Qualified Assets in any event not to exceed $50,000,000 over the term of this Agreement) is applied as Net Disposition Proceeds to prepay the Loans pursuant to the terms of CLAUSE (c) of SECTION 3.1.1 and
          SECTION 3.1.2; or

     (c) such sale is of Accounts pursuant to the Permitted Receivables Transaction.

     7.2.10. MODIFICATION OF CERTAIN AGREEMENTS.
     (a) Without the prior written consent of the Required Lenders, the Borrower will not, and will not permit any of its Subsidiaries to, consent to any amendment, supplement, amendment and restatement, waiver or other modification of any of the terms or provisions contained in, or applicable to, the Certificate of Merger or the Keebler Purchase Agreement or the Sunshine Purchase Agreement or any schedules, exhibits or agreements related (in each case) thereto, in each case which would adversely affect the rights or remedies of the Lenders, or the Borrower's or any Subsidiary's ability to perform hereunder or under any Loan Document or which would increase the purchase price with respect to the Keebler Acquisition or the Sunshine Acquisition or, in the case of the Keebler Purchase Agreement and the Sunshine Purchase Agreement, which would increase the Borrower's or any of its Subsidiaries' obligations or liabilities, contingent or otherwise (other than adjustments to the purchase price made pursuant to the terms of such Purchase Agreements).

     (b) Except as otherwise permitted pursuant to the terms of this Agreement, without the prior written consent of the Required Lenders, the Borrower will not consent to any amendment, supplement or other modification of any of the terms or provisions contained in, or applicable to, any Subordinated Debt (including any Subordinated Note Indenture or any of the Subordinated Notes), or any guarantees delivered in connection with any Subordinated Debt (including any Subordinated Guaranty) (collectively, the "RESTRICTED AGREEMENTS"), or make any payment in order to obtain an amendment thereof or change thereto, if the effect of such amendment, supplement, modification or change is to (i) increase the principal amount of, or increase the interest rate on, or add or increase any fee with respect to such Subordinated Debt or any such Restricted Agreement, advance any dates upon which payments of principal or interest are due thereon or change any of the covenants with respect thereto in a manner which is more restrictive to the Borrower or any of its Subsidiaries or (ii) change any event of default or condition to an event of default with respect thereto, change the redemption, prepayment or defeasance provisions thereof, change the subordination provisions thereof, or change any collateral therefor (other than to release such collateral), if (in the case of this CLAUSE (b)(ii)), the effect of such amendment or change, individually or together with all other amendments or changes made, is to increase the obligations of the obligor thereunder or to confer any additional rights on the holders of such Subordinated Debt, or any such Restricted Agreement (or a trustee or other representative on their behalf).

     (c) Without the prior written consent of the Administrative Agent, the Borrower will not, and will not permit any of its Subsidiaries to,
          (i) optionally  terminate the Permitted  Receivables  Transaction,  or
          (ii) consent to any amendment, supplement, or other modification to any of the terms of the documents, instruments and agreements delivered in connection with the Permitted Receivables Transaction, other than any such amendment, modification or change which (A) would extend the maturity thereof or (B) does not in any way adversely affect the interests of the Agents, the Lenders or the Issuer hereunder or under the Loan Documents or (C) is of a technical or clarifying nature).

     SECTION 7.2.11. TRANSACTIONS WITH AFFILIATES. The Borrower will not, and will not permit any of its Subsidiaries to, enter into, or cause, suffer or permit to exist any arrangement or contract with any of its other Affiliates (other than any Obligor) unless such arrangement or contract is fair and equitable to the Borrower or such Subsidiary and is an arrangement or contract of the kind which would be entered into by a prudent Person in the position of the Borrower or such Subsidiary with a Person which is not one of its Affiliates; PROVIDED, HOWEVER, that notwithstanding the foregoing,

     (a) the Borrower may pay to The Invus Group Ltd. and/or Flowers management and consulting fees in an amount not to exceed in the aggregate $1,500,000 per annum, PROVIDED, FURTHER, that no such payment shall be made during the occurrence and continuation of a Default, or if such payment would result in a Default; and

     (b) Indebtedness permitted by CLAUSE (f)(iii) of SECTION 7.2.2, Investments permitted by CLAUSE (c)(ii), (e) or (g) of SECTION 7.2.5 and Restricted Payments permitted by SECTION 7.2.6 shall not be restricted by this SECTION 7.2.11.

     SECTION 7.2.12. NEGATIVE PLEDGES, RESTRICTIVE AGREEMENTS, ETC. The Borrower will not, and will not permit any of its Subsidiaries to, enter into any agreement (excluding (i) any restrictions existing under the Loan Documents or, in the case of CLAUSES (a)(i) and (b), any other agreements in effect on January 26, 1996, (ii) in the case of CLAUSES (a)(i) and (b), any restrictions with respect to a Subsidiary imposed pursuant to an agreement which has been entered into in connection with the sale or disposition of all or substantially all of the Capital Stock or assets of such Subsidiary pursuant to a transaction otherwise permitted hereby, (iii) in the case of CLAUSE (a)(i), restrictions (A) in respect of Indebtedness secured by Liens permitted by SECTION 7.2.3, but only to the extent such restrictions apply to the assets encumbered thereby, or (B) contained in documents or agreements delivered in connection with the Permitted Receivables Transaction, provided that such restrictions are only effective against the Accounts financed or acquired thereby), (iv) in the case of CLAUSE (a), restrictions under a Subordinated Note Indenture, (v) in the case of CLAUSE (b), restrictions on Receivables Co. contained in documentation delivered for the Permitted Receivables Transaction, or (vi) any restrictions existing under any agreement that amends, refinances or replaces any agreement containing the restrictions referred to in CLAUSE (i), (ii), (iii) or (v) above; PROVIDED, that the terms and conditions of any such agreement referred to in CLAUSE (i), (ii), (iii) or
(v) are not materially less favorable to the Lenders or materially more restrictive to any Obligor a party thereto than those under the agreement so amended, refinanced or replaced) prohibiting

     (a) the (i) creation or assumption of any Lien upon its properties, revenues or assets, whether now owned or hereafter acquired, or
          (ii) ability of the Borrower or any other Obligor to amend or otherwise modify this Agreement or any other Loan Document; or

     (b) the ability of any Subsidiary to make any payments, directly or indirectly, to the Borrower by way of dividends, advances, repayments of loans or advances, reimbursements of management and other intercompany charges, expenses and accruals or other returns on investments, or any other agreement or arrangement which restricts the ability of any such Subsidiary to make any payment, directly or indirectly, to the Borrower.

     SECTION 7.2.13. STOCK OF SUBSIDIARIES. The Borrower will not permit any Subsidiary to issue any Capital Stock (whether for value or otherwise) to any Person other than the Borrower or another wholly-owned Subsidiary (other than a Designated Subsidiary) of the Borrower.

     SECTION 7.2.14. SALE AND LEASEBACK. The Borrower will not, and will not permit any of its Subsidiaries to, enter into any agreement or arrangement with any other Person providing for the leasing by the Borrower or any of its Subsidiaries of real or personal property which has been or is to be sold or transferred by the Borrower or any of its Subsidiaries to such other Person or to any other Person to whom funds have been or are to be advanced by such Person on the security of such property or rental obligations of the Borrower or any of its Subsidiaries.

     SECTION 7.2.15. NO INVESTMENTS, ETC. IN DESIGNATED SUBSIDIARIES. Notwithstanding anything to the contrary in this Agreement, in no event shall the aggregate amount of Investments by the Borrower and its Subsidiaries in, or transfers of cash or property by the Borrower or its Subsidiaries to, the Designated Subsidiaries in the aggregate exceed $200,000 in any Fiscal Year.

                                   ARTICLE VIII

                                EVENTS OF DEFAULT

     SECTION 8.1. LISTING OF EVENTS OF DEFAULT. Each of the following events or occurrences described in this SECTION 8.1 shall constitute an "EVENT OF DEFAULT".

     SECTION 8.1.1. NON-PAYMENT OF OBLIGATIONS. (a) The Borrower shall default in the payment or prepayment of (i) any Reimbursement Obligation (including pursuant to SECTIONS 2.6 and 2.6.2) on the applicable Disbursement Due Date or any deposit of cash for collateral purposes on the date required pursuant to
SECTION 2.6.4 or (ii) any principal of any Loan when due, or (b) any Obligor (including the Borrower) shall default (and such default shall continue unremedied for a period of three Business Days) in the payment when due of any interest or commitment fee or of any other monetary Obligation.

     SECTION 8.1.2. BREACH OF WARRANTY. Any representation or warranty of the Borrower or any other Obligor made or deemed to be made hereunder or in any other Loan Document executed by it or any other writing or certificate (including the Closing Date Certificate) furnished by or on behalf of the Borrower or any other Obligor to the Administrative Agent, the Issuer or any Lender for the purposes of or in connection with this Agreement or any such other Loan Document (including any certificates delivered pursuant to ARTICLE V) is or shall be incorrect when made in any material respect.

     SECTION 8.1.3. NON-PERFORMANCE OF CERTAIN COVENANTS AND OBLIGATIONS. The Borrower shall default in the due performance and observance of any of its obligations under SECTION 7.1.9, SECTION 7.1.10, SECTION 7.1.12, SECTION 7.2 or SECTIONS 4.1.4 through (and including) 4.1.12 of the Holdings Guaranty.

     SECTION 8.1.4. NON-PERFORMANCE OF OTHER COVENANTS AND OBLIGATIONS. Any Obligor shall default in the due performance and observance of any other agreement contained herein or in any other Loan Document executed by it, and such default shall continue unremedied for a period of 30 days after notice thereof shall have been given to the Borrower by the Administrative Agent at the direction of the Required Lenders.

     SECTION 8.1.5. DEFAULT ON OTHER INDEBTEDNESS. A default shall occur (i) in the payment when due (subject to any applicable grace period), whether by acceleration or otherwise, of any Indebtedness (which, for purposes of this Section, shall also include all other items which, in accordance with GAAP, would be included as liabilities on the liability side of the balance sheet of Holdings and its Subsidiaries as of the date at which Indebtedness is to be determined), other than Indebtedness described in SECTION 8.1.1, of the Borrower or any of its Subsidiaries or any other Obligor having a principal amount, individually or in the aggregate, in excess of $1,000,000, or (ii) a default shall occur in the performance or observance of any obligation or condition with respect to such Indebtedness having a principal amount, individually or in the aggregate, in excess of $5,000,000 if the effect of such default is to accelerate the maturity of any such Indebtedness or such default shall continue unremedied for any applicable period of time sufficient to permit the holder or holders of such Indebtedness, or any trustee or agent for such holders, to cause such Indebtedness to become due and payable prior to its expressed maturity.

     SECTION 8.1.6. JUDGMENTS. Any judgment or order for the payment of money in excess of $1,000,000 (not covered by insurance from a responsible insurance company that is not denying its liability with respect thereto) shall be rendered against the Borrower or any of its Subsidiaries or any other Obligor and remain unpaid and either

     (a) enforcement proceedings shall have been commenced by any creditor upon such judgment or order; or

     (b) there shall be any period of 60 consecutive days during which a stay of enforcement of such judgment or order, by reason of a pending appeal or otherwise, shall not be in effect.

     SECTION 8.1.7. PENSION PLANS. Any of the following events shall occur with respect to any Pension Plan

     (a) the termination of any Pension Plan if, as a result of such termination, the Borrower would be required to make a contribution to such Pension Plan, or would reasonably expect to incur a liability or obligation to such Pension Plan, in excess of $5,000,000; or

     (b) a contribution failure occurs with respect to any Pension Plan sufficient to give rise to a Lien under section 302(f) of ERISA in an amount in excess of $5,000,000.

     SECTION  8.1.8. CHANGE IN CONTROL. Any Change in Control shall occur.

     SECTION  8.1.9.  BANKRUPTCY,  INSOLVENCY,  ETC.  The Borrower or any of its
Subsidiaries   or  any  other  Obligor  (other  than  one  or  more   Immaterial
Subsidiaries) shall

     (a) become insolvent or generally fail to pay, or admit in writing its inability or unwillingness to pay, debts as they become due;

     (b) apply for, consent to, or acquiesce in, the appointment of a trustee, receiver, sequestrator or other custodian for the Borrower or any of its Subsidiaries or any other Obligor (other than such Immaterial Subsidiaries) or any property of any thereof, or make a general assignment for the benefit of creditors;

     (c) in the absence of such application, consent or acquiescence, permit or suffer to exist the appointment of a trustee, receiver, sequestrator or other custodian for the Borrower or any of its Subsidiaries or any other Obligor (other than such Immaterial Subsidiaries) or for a substantial part of the property of any thereof, and such trustee, receiver, sequestrator or other custodian shall not be discharged within 60 days, provided that the Borrower, each Subsidiary and each other Obligor hereby expressly authorizes the Administrative Agent, the Issuer and each Lender to appear in any court conducting any relevant proceeding during such 60-day period to preserve, protect and defend their rights under the Loan Documents;

     (d) permit or suffer to exist the commencement of any bankruptcy, reorganization, debt arrangement or other case or proceeding under any bankruptcy or insolvency law, or any dissolution, winding up or liquidation proceeding, in respect of the Borrower or any of its Subsidiaries or any other Obligor (other than such Immaterial Subsidiaries), and, if any such case or proceeding is not commenced by the Borrower or such Subsidiary or such other Obligor, such case or proceeding shall be consented to or acquiesced in by the Borrower or such Subsidiary or such other Obligor or shall result in the entry of an order for relief or shall remain for 60 days undismissed, provided that the Borrower, each Subsidiary and each other Obligor hereby expressly authorizes the Administrative Agent, the Issuer and each Lender to appear in any court conducting any such case or proceeding during such 60-day period to preserve, protect and defend their rights under the Loan Documents; or

     (e)  take  any  action   (corporate  or  otherwise)   authorizing,   or  in
          furtherance of, any of the foregoing.

     SECTION 8.1.10. IMPAIRMENT OF SECURITY, ETC. Any Loan Document, or any Lien granted thereunder, shall (except in accordance with its terms), in whole or in part, terminate, cease to be in full force and effect or cease to be the legally valid, binding and enforceable obligation of any Obligor party thereto; the Borrower or any other Obligor shall, directly or indirectly, contest in any manner the effectiveness, validity, binding nature or enforceability thereof; or any Lien securing any Obligation shall, in whole or in part, cease to be a perfected first priority Lien, subject only to those exceptions expressly permitted by such Loan Document, except to the extent any event referred to above (a) relates to assets of the Borrower or any of its Subsidiaries which are immaterial, (b) results from the failure of the Administrative Agent to maintain possession of certificates representing securities pledged under any Pledge Agreement or to file continuation statements under the Uniform Commercial Code of any applicable jurisdiction or (c) is covered by a lender's title insurance policy and the relevant insurer promptly after the occurrence thereof shall have acknowledged in writing that the same is covered by such title insurance policy.

     SECTION 8.1.11. SUBORDINATED NOTES. The subordination provisions relating to the Seller Note or to any Subordinated Note Indenture (the "SUBORDINATION PROVISIONS") shall fail to be enforceable by the Lenders (which have not effectively waived the benefits thereof) in accordance with the terms thereof, or the principal or interest on any Loan, Reimbursement Obligation or other monetary Obligations shall fail to constitute Senior Indebtedness (as defined in the Indenture) or the same (or any other similar term) used to define the monetary Obligations (as set forth in the Refinancing Note Indenture or any other agreement or indenture governing Subordinated Debt); or Holdings, or any of its Subsidiaries shall, directly or indirectly, disavow or contest in any manner (i) the effectiveness, validity or enforceability of any of the Subordination Provisions, or (ii) that any of such Subordination Provisions exist for the benefit of the Administrative Agent, the Issuer and the Lenders.

     SECTION 8.1.12. REDEMPTION. Any holder of the Seller Note or any Subordinated Noteholder of any Subordinated Debt evidenced by the Subordinated Notes, or any other Subordinated Debt shall file an action seeking the rescission thereof or damages or injunctive relief relating thereto; or any event shall occur which, under the terms of the Seller Note, the Indenture, the Refinancing Note Indenture or any other agreement or indenture relating to Subordinated Debt, as the case may be, shall require Holdings, the Borrower or any of its Subsidiaries to purchase, redeem or otherwise acquire or offer to purchase, redeem or otherwise acquire all or any portion of the principal amount of the Seller Note or any such Subordinated Debt (other than with Excluded Proceeds in accordance with the terms hereof or as permitted pursuant to CLAUSE (h) of SECTION 7.2.2); or Holdings, the Borrower or any of its Subsidiaries shall for any other reason purchase, redeem or otherwise acquire or offer to purchase, redeem or otherwise acquire, or make any other payments in respect of the principal amount of any such Subordinated Debt or the Seller Note.

     SECTION 8.1.13. TERMINATION OF RECEIVABLES FACILITY. Any event or circumstance shall occur which permits or requires the Persons purchasing, or financing the purchase of, Accounts under the Permitted Receivables Transaction to stop so purchasing or financing such Accounts, other than by reason of the occurrence of the stated expiry date of the Permitted Receivables Transaction; PROVIDED, that any notices or cure periods that are conditions to the rights of such Persons to stop purchasing, or financing the purchase of, such Accounts have been given or have expired, as the case may be.

     SECTION 8.2. ACTION IF BANKRUPTCY, ETC. If any Event of Default described in SECTION 8.1.3 (as it relates to SECTION 7.1.10) or in CLAUSES (a) through (d) of SECTION 8.1.9 shall occur with respect to the Borrower, any Subsidiary or any other Obligor, the Commitments (if not theretofore terminated) shall automatically terminate and the outstanding principal amount of all outstanding Loans and all other Obligations shall automatically be and become immediately due and payable, without notice or demand.

     SECTION 8.3. ACTION IF OTHER EVENT OF DEFAULT. If any Event of Default (other than any Event of Default described in SECTION 8.1.3 (as it relates to SECTION 7.1.10) or CLAUSES (a) through (d) of SECTION 8.1.9 with respect to the Borrower or any Subsidiary or any other Obligor) shall occur for any reason, whether voluntary or involuntary, and be continuing, the Administrative Agent, upon the direction of the Required Lenders, shall by notice to the Borrower declare all or any portion of the outstanding principal amount of the Loans and other Obligations to be due and payable, require the Borrower to provide cash collateral to be deposited with the Administrative Agent in an amount equal to the Stated Amount of all issued Letters of Credit and/or declare the Commitments (if not theretofore terminated) to be terminated, whereupon the full unpaid amount of such Loans and other Obligations which shall be so declared due and payable shall be and become immediately due and payable, without further notice, demand or presentment, the Borrower shall deposit with the Administrative Agent cash collateral in an amount equal to the Stated Amount of all issued Letters of Credit and/or, as the case may be, the Commitments shall terminate.

                                   ARTICLE IX

                                   THE AGENTS

     SECTION 9.1. ACTIONS. Each Lender hereby appoints The First National Bank of Chicago, SunTrust Bank, Atlanta, Bank of Montreal, and NationsBank, N.A. (South), each as a Co-Agent and Scotiabank as its Administrative Agent under and for purposes of this Agreement, the Notes and each other Loan Document. Each Lender authorizes the Administrative Agent to act on behalf of such Lender under this Agreement, the Notes and each other Loan Document and, in the absence of other written instructions from the Required Lenders received from time to time by the Administrative Agent (with respect to which the Administrative Agent agrees that it will comply, except as otherwise provided in this Section or as otherwise advised by counsel), to exercise such powers hereunder and thereunder as are specifically delegated to or required of the Administrative Agent by the terms hereof and thereof, together with such powers as may be reasonably incidental thereto. Each Lender hereby indemnifies (which indemnity shall survive any amendment and restatement of, or termination of, this Agreement) the Administrative Agent, ratably in accordance with their respective Term Loans outstanding and Commitments (or, if no Term Loans or Commitments are at the time outstanding and in effect, then ratably in accordance with the principal amount of Term Loans held by such Lender, and their respective Commitments as in effect in each case on the date of the termination of this Agreement), from and against any and all liabilities, obligations, losses, damages, claims, costs or expenses of any kind or nature whatsoever which may at any time be imposed on, incurred by, or asserted against, the Administrative Agent in any way relating to or arising out of this Agreement, the Notes and any other Loan Document, including reasonable attorneys' fees, and as to which the Administrative Agent is not reimbursed by the Borrower or any other Obligor (and without limiting the obligation of the Borrower or any other Obligor to do so); PROVIDED, HOWEVER, that no Lender shall be liable for the payment of any portion of such liabilities, obligations, losses, damages, claims, costs or expenses which are determined by a court of competent jurisdiction in a final proceeding to have resulted solely from the Administrative Agent's gross negligence or willful misconduct. The Administrative Agent shall not be required to take any action hereunder, under the Notes or under any other Loan Document, or to prosecute or defend any suit in respect of this Agreement, the Notes or any other Loan Document, unless it is indemnified hereunder to its satisfaction. If any indemnity in favor of the Administrative Agent shall be or become, in the Administrative Agent's determination, inadequate, the Administrative Agent may call for additional indemnification from the Lenders and cease to do the acts indemnified against hereunder until such additional indemnity is given.

     SECTION 9.2. FUNDING RELIANCE, ETC. Unless the Administrative Agent shall have been notified by telephone, confirmed in writing, by any Lender by 5:00 p.m., New York time, on the day prior to a Borrowing that such Lender will not make available the amount which would constitute its Percentage of such Borrowing on the date specified therefor, the Administrative Agent may assume that such Lender has made such amount available to the Administrative Agent and, in reliance upon such assumption, make available to the Borrower a corresponding amount. If and to the extent that such Lender shall not have made such amount available to the Administrative Agent, such Lender severally agrees and the Borrower agrees to repay the Administrative Agent forthwith on demand such corresponding amount together with interest thereon, for each day from the date the Administrative Agent made such amount available to the Borrower to the date such amount is repaid to the Administrative Agent, at the interest rate applicable at the time to Loans comprising such Borrowing.

     SECTION 9.3. EXCULPATION. Neither the Administrative Agent or any Co-Agent nor any of their respective directors, officers, employees or agents shall be liable to any Lender for any action taken or omitted to be taken by it under this Agreement or any other Loan Document, or in connection herewith or therewith, except for its own willful misconduct or gross negligence, nor responsible for any recitals or warranties herein or therein, nor for the effectiveness, enforceability, validity or due execution of this Agreement or any other Loan Document, nor for the creation, perfection or priority of any Liens purported to be created by any of the Loan Documents, or the validity, genuineness, enforceability, existence, value or sufficiency of any collateral security, nor to make any inquiry respecting the performance by the Borrower of its obligations hereunder or under any other Loan Document. Any such inquiry which may be made by any Agent shall not obligate it to make any further inquiry or to take any action. The Administrative Agent shall be entitled to rely upon advice of counsel concerning legal matters and upon any notice, consent, certificate, statement or writing which the Administrative Agent believes to be genuine and to have been presented by a proper Person.

     SECTION 9.4. SUCCESSOR. Any Co-Agent may resign as such upon one Business Day's notice to the Borrower and the Administrative Agent. The Administrative Agent may resign as such at any time upon at least 30 days' prior notice to the Borrower and all Lenders. If the Administrative Agent at any time shall resign, the Required Lenders may, with the prior consent of the Borrower (which consent shall not be unreasonably withheld), appoint another Lender as a successor Administrative Agent which shall thereupon become the Administrative Agent hereunder. If no successor Administrative Agent shall have been so appointed by the Required Lenders, and shall have accepted such appointment, within 30 days after the retiring Administrative Agent's giving notice of resignation, then the retiring Administrative Agent may, on behalf of the Lenders, appoint a successor Administrative Agent, which shall be one of the Lenders or a commercial banking institution organized under the laws of the U.S. (or any State thereof) or a U.S. branch or agency of a commercial banking institution, and having a combined capital and surplus of at least $500,000,000. Upon the acceptance of any appointment as Administrative Agent hereunder by a successor Administrative Agent, such successor Administrative Agent shall be entitled to receive from the retiring Administrative Agent such documents of transfer and assignment as such successor Administrative Agent may reasonably request, and shall thereupon succeed to and become vested with all rights, powers, privileges and duties of the retiring Administrative Agent, and the retiring Administrative Agent shall be discharged from its duties and obligations under this Agreement. After any retiring Administrative Agent's resignation hereunder as the Administrative Agent, the provisions of

     (a) this ARTICLE IX shall inure to its benefit as to any actions taken or omitted to be taken by it while it was the Administrative Agent under this Agreement; and

     (b)  SECTION 10.3 and SECTION 10.4 shall continue to inure to its benefit.

     SECTION 9.5. CREDIT EXTENSIONS BY EACH AGENT. Each Agent shall have the same rights and powers with respect to (x) the Credit Extensions made by it or any of its Affiliates, and (y) the Notes held by it or any of its Affiliates as any other

Lender and may exercise the same as if it were not an Agent. Each Agent and its respective Affiliates may accept deposits from, lend money to, and generally engage in any kind of business with the Borrower or any Subsidiary or Affiliate of the Borrower as if such Agent were not an Agent hereunder.

     SECTION 9.6. CREDIT DECISIONS. Each Lender acknowledges that it has, independently of each Agent and each other Lender, and based on such Lender's review of the financial information of the Borrower, this Agreement, the other Loan Documents (the terms and provisions of which being satisfactory to such Lender) and such other documents, information and investigations as such Lender has deemed appropriate, made its own credit decision to extend its Commitments. Each Lender also acknowledges that it will, independently of each Agent and each other Lender, and based on such other documents, information and investigations as it shall deem appropriate at any time, continue to make its own credit decisions as to exercising or not exercising from time to time any rights and privileges available to it under this Agreement or any other Loan Document.

     SECTION 9.7. COPIES, ETC. The Administrative Agent shall give prompt notice to each Lender of each notice or request required or permitted to be given to the Administrative Agent by the Borrower pursuant to the terms of this Agreement (unless concurrently delivered to the Lenders by the Borrower). The Administrative Agent will distribute to each Lender each document or instrument received for its account and copies of all other communications received by the Administrative Agent from the Borrower for distribution to the Lenders by the Administrative Agent in accordance with the terms of this Agreement.

     SECTION 9.8. THE CO-AGENTS. Notwithstanding anything else to the contrary contained in this Agreement or any other Loan Document, none of the Co-Agents, in such capacity, shall have any rights, duties or responsibilities under this Agreement or any other Loan Document, or any fiduciary relationship with any Lender, and no implied covenants, functions, responsibilities, duties, obligations or liabilities shall be read into this Agreement or otherwise exist against any of such Co-Agent in such capacity.

                                    ARTICLE X

                            MISCELLANEOUS PROVISIONS

     SECTION 10.1. WAIVERS, AMENDMENTS, ETC. The provisions of this Agreement and of each other Loan Document may from time to time be amended, modified or waived, if such amendment, modification or waiver is in writing and consented to by the Borrower and the Required Lenders; PROVIDED, HOWEVER, that no such amendment, modification or waiver which would:

     (a) modify any requirement hereunder that any particular action be taken by all the Lenders or by the Required Lenders shall be effective unless consented to by each Lender;

     (b) modify this SECTION 10.1, or CLAUSE (a) of SECTION 10.10, change the definition of "Required Lenders", increase any Commitment Amount or the Percentage of any Lender, reduce any fees described in ARTICLE III, release Holdings from its obligations under the Holdings Guaranty or any Subsidiary Guarantor from its obligations under the Subsidiary Guaranty or all or substantially all of collateral security (except in each case as otherwise specifically provided in this Agreement (including the sale or transfer of Accounts in accordance with the Permitted Receivables Transaction), the Subsidiary Guaranty, a Security Agreement or a Pledge Agreement) or extend any Commitment Termination Date shall be made without the consent of each Lender adversely affected thereby;

     (c) extend the due date for, or reduce the amount of, any scheduled repayment of principal of or interest on or fees payable in respect of any Loan (or reduce the principal amount of or rate of interest on or fees payable in respect of any Loan) or any Reimbursement Obligation (which shall in each case include the conversion of all or any part of the Obligations into equity of any Obligor) shall be made without the consent of the holder of the Note evidencing such Loan or, in the case of a Reimbursement Obligation, the Issuer owed, and those, Lenders participating in, such Reimbursement Obligation;

     (d) extend the due date for, or reduce the amount of, any mandatory prepayment of principal of any Loan or any mandatory reduction in the Revolving Loan Commitment Amount shall be made unless consented to by, so long as any such Loans are outstanding (or, in the case of Revolving Loan Lenders, the Revolving Loan Commitment is in effect), Lenders holding at least 51% of the outstanding principal amount of the Tranche of Loans (or Revolving Loan Commitments, in the case of Revolving Loan Lenders) adversely affected by such amendment, modification or waiver;

     (e) affect adversely the interests, rights or obligations of the Administrative Agent (in its capacity as Administrative Agent), the Issuer (in its capacity as Issuer), or the Swing Line Lender (in its capacity as Swing Line Lender) shall be effective unless consented to by the Administrative Agent, the Issuer or the Swing Line Lender, as the case may be; or

     (f) have the effect (either immediately or at some later time) of enabling the Borrower to satisfy a condition precedent to the making of a Revolving Loan or the issuance of a Letter of Credit without the consent of Lenders holding at least 51% of the aggregate outstanding principal amount of the Revolving Loans or, if no Revolving Loans are outstanding, at least 51% of the Revolving Loan Commitments.

No failure or delay on the part of the Administrative Agent, the Issuer, any Lender or the holder of any Note in exercising any power or right under this Agreement or any other Loan Document shall operate as a waiver thereof, nor shall any single or partial exercise of any such power or right preclude any other or further exercise thereof or the exercise of any other power or right. No notice to or demand on the Borrower in any case shall entitle it to any notice or demand in similar or other circumstances. No waiver or approval by the Administrative Agent, the Issuer, any Lender or the holder of any Note under this Agreement or any other Loan Document shall, except as may be otherwise stated in such waiver or approval, be applicable to subsequent transactions. No waiver or approval hereunder shall require any similar or dissimilar waiver or approval thereafter to be granted hereunder.

     SECTION 10.2. NOTICES. All notices and other communications provided to any party hereto under this Agreement or any other Loan Document shall be in writing or by facsimile and addressed, delivered or transmitted to such party, in the case of the Borrower or the Administrative Agent, at its address or facsimile number set forth below its signatures in this Agreement, and if to any other party, as set forth on SCHEDULE III hereto or set forth in the Lender Assignment Agreement or at such other address or facsimile number as may be designated by such party in a notice to the other parties. Any notice, if mailed and properly addressed with postage prepaid or if properly addressed and sent by pre-paid courier service, shall be deemed given when received; any notice, if transmitted by facsimile, shall be deemed given when transmitted (telephonic confirmation in the case of facsimile).

     SECTION 10.3. PAYMENT OF COSTS AND EXPENSES. The Borrower agrees to pay on demand all reasonable expenses of the Administrative Agent (including the reasonable fees and out-of-pocket expenses of counsel to the Administrative Agent and of local counsel, if any, who may be retained by counsel to the Administrative Agent) in connection with

     (a) the syndication by the Administrative Agent of the Loans, the negotiation, preparation, execution and delivery of this Agreement and of each other Loan Document, including schedules and exhibits, and any amendments, waivers, consents, supplements or other modifications to this Agreement or any other Loan Document as may from time to time hereafter be required, whether or not the transactions contemplated hereby are consummated;

     (b) the filing, recording, refiling or rerecording of each Mortgage, each Pledge Agreement and each Security Agreement and/or any Uniform Commercial Code financing statements relating thereto and all amendments, supplements and modifications to any thereof and any and all other documents or instruments of further assurance required to be filed or recorded or refiled or rerecorded by the terms hereof or of such Mortgage, Pledge Agreement or Security Agreement; and

     (c) the preparation and review of the form of any document or instrument relevant to this Agreement or any other Loan Document.

The Borrower further agrees to pay, and to save the Administrative Agent, the Issuer and the Lenders harmless from all liability for, any stamp or other similar taxes which may be payable in connection with the execution or delivery of this Agreement, the Credit Extensions made hereunder, or the issuance of the Notes and Letters of Credit or any other Loan Documents. The Borrower also agrees to reimburse the Administrative Agent, the Issuer and each Lender upon demand for all reasonable out-of-pocket expenses (including attorneys' fees and legal expenses) incurred by the Administrative Agent, the Issuer or such Lender in connection with (x) the negotiation of any restructuring or "work-out", whether or not consummated, of any Obligations and (y) the enforcement of any Obligations.

     SECTION 10.4. INDEMNIFICATION. In consideration of the execution and delivery of this Agreement by each Lender and the extension of the Commitments, the Borrower hereby indemnifies, exonerates and holds the Administrative Agent, the Issuer and each Lender and each of their respective Affiliates, and each of their respective partners, officers, directors, employees and agents, and each other Person controlling any of the foregoing within the meaning of either
Section 15 of the Securities Act of 1933, as amended, or Section 20 of the Exchange Act, (collectively, the "INDEMNIFIED PARTIES"), free and harmless from and against any and all actions, causes of action, suits, losses, costs, liabilities and damages, fees, and expenses actually incurred in connection therewith (irrespective of whether any such Indemnified Party is a party to the action for which indemnification hereunder is sought), including reasonable attorneys' fees and disbursements (collectively, the "INDEMNIFIED LIABILITIES"), incurred by the Indemnified Parties or any of them as a result of, or arising out of, or relating to

     (a) any transaction financed or to be financed in whole or in part, directly or indirectly, with the proceeds of any Credit Extension hereunder and under (or as defined in) the Existing Credit Agreement;

     (b) the entering into and performance of the Existing Credit Agreement, this Agreement and any other Loan Document hereunder and also as such term is defined in the Existing Credit Agreement by any of the Indemnified Parties (including any action brought by or on behalf of the Borrower as the result of any determination by the Required Lenders pursuant to ARTICLE V not to make any Credit Extension);

     (c) any investigation, litigation or proceeding related to any acquisition or proposed acquisition by the Borrower or any of its Subsidiaries of all or any portion of the stock or assets of any Person, whether or not the Administrative Agent, the Issuer or such Lender is party thereto;

     (d) any investigation, litigation or proceeding related to any environmental cleanup, audit, compliance or other matter relating to the Borrower's or any of its Subsidiaries' compliance with or liability under Environmental Law or the Release by the Borrower or any of its Subsidiaries of any Hazardous Material; or

     (e) the presence on or under, or the escape, seepage, leakage, spillage, discharge, emission, discharging or releases from, any real property owned or operated by the Borrower or any Subsidiary thereof of any Hazardous Material present on or under such property in a manner giving rise to liability at or prior to the time the Borrower or such Subsidiary owned or operated such property (including any losses, liabilities, damages, injuries, costs, expenses or claims asserted or arising under any Environmental Law), regardless of whether caused by, or within the control of, the Borrower or such Subsidiary, except for any such Indemnified Liabilities arising for the account of a particular Indemnified Party by reason of the relevant Indemnified Party's gross negligence or willful misconduct. The Borrower and its permitted successors and assigns hereby waive, release and agree not to make any claim, or bring any cost recovery action against, the Administrative Agent, the Issuer or any Lender under CERCLA or any state equivalent, or any similar law now existing or hereafter enacted, except to the extent arising out of the gross negligence or willful misconduct of any Indemnified Party. It is expressly understood and agreed that to the extent that any of such Persons is strictly liable under any Environmental Laws, the Borrower's obligation to such Person under this indemnity shall likewise be without regard to fault on the part of the Borrower with respect to the violation or condition which results in liability of such Person. If and to the extent that the foregoing undertaking may be unenforceable for any reason, the Borrower hereby agrees to make the maximum contribution to the payment and satisfaction of each of the Indemnified Liabilities which is permissible under applicable law.

     SECTION 10.5. SURVIVAL. The obligations of the Borrower under SECTIONS 4.3, 4.4, 4.5, 4.6, 10.3 and 10.4, and the obligations of the Lenders under SECTIONS
4.8 and 9.1, shall in each case survive any termination of this Agreement, the payment in full of all Obligations, the termination or expiration of all Letters of Credit and the termination of all Commitments. The representations and warranties made by the Borrower and each other Obligor in this Agreement and in each other Loan Document shall survive the execution and delivery of this Agreement and each such other Loan Document. In addition, the Borrower acknowledges and agrees that all provisions of the Existing Credit Agreement and Loan Documents (as defined in the Existing Credit Agreement) that by their terms survive termination of the Existing Credit Agreement shall continue to survive and that its obligations in respect thereof shall be included as "Obligations".

     SECTION 10.6. SEVERABILITY. Any provision of this Agreement or any other Loan Document which is prohibited or unenforceable in any jurisdiction shall, as to such provision and such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions of this Agreement or such Loan Document or affecting the validity or enforceability of such provision in any other jurisdiction.

     SECTION 10.7. HEADINGS. The various headings of this Agreement and of each other Loan Document are inserted for convenience only and shall not affect the meaning or interpretation of this Agreement or such other Loan Document or any provisions hereof or thereof.

     SECTION 10.8. EXECUTION IN COUNTERPARTS, EFFECTIVENESS, ETC. This Agreement may be executed by the parties hereto in several counterparts, each of which shall be executed by the Borrower and the Administrative Agent and be deemed to be an original and all of which shall constitute together but one and the same agreement. This Agreement shall become effective when counterparts hereof executed on behalf of the Borrower, the Issuer and each Lender (or notice thereof satisfactory to the Administrative Agent) shall have been received by the Administrative Agent and notice thereof shall have been given by the Administrative Agent to the Borrower, the Issuer and each Lender.

     SECTION 10.9. GOVERNING LAW; ENTIRE AGREEMENT. THIS AGREEMENT, THE NOTES AND EACH OTHER LOAN DOCUMENT SHALL EACH BE DEEMED TO BE A CONTRACT MADE UNDER AND GOVERNED BY THE INTERNAL LAWS OF THE STATE OF NEW YORK. This Agreement, the Notes and the other Loan Documents constitute the entire understanding among the parties hereto with respect to the subject matter hereof and supersede any prior agreements, written or oral, with respect thereto.

     SECTION 10.10. SUCCESSORS AND ASSIGNS. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and assigns; PROVIDED, HOWEVER, that:

     (a) the Borrower may not assign or transfer its rights or obligations hereunder without the prior written consent of the Administrative Agent and all Lenders; and

     (b) the rights of sale, assignment and transfer of the Lenders are subject to SECTION 10.11.

     SECTION 10.11. SALE AND TRANSFER OF LOANS AND NOTES; PARTICIPATIONS IN LOANS AND NOTES. Each Lender may assign, or sell participations in, its Loans, Letters of Credit and Commitments to one or more other Persons, on a non PRO RATA basis, in accordance with this SECTION 10.11.

     SECTION 10.11.1.  ASSIGNMENTS.  Any Lender,

     (a) with the written consents of the Borrower and the Administrative Agent (which consents shall not be unreasonably delayed or withheld and which consent, in the case of the Borrower, shall be deemed to have been given in the absence of a written notice delivered by the Borrower to the Administrative Agent, on or before the fifth Business Day after receipt by the Borrower of such Lender's request for such consent), may at any time assign and delegate to one or more commercial banks or other financial institutions, and

     (b) with notice to the Borrower and the Administrative Agent, but without the consent of either the Borrower or the Administrative Agent, may assign and delegate to any of its Affiliates or to any other Lender

(each Person described in either of the foregoing clauses as being the Person to whom such assignment and delegation is to be made, being hereinafter referred to as an "ASSIGNEE LENDER"), all or any fraction of such Lender's total Loans, participations in Letters of Credit and Letter of Credit Outstandings with respect thereto and Commitments (which assignment and delegation shall be, as among Revolving Loan Commitments, Revolving Loans, participations in Letters of Credit and Swing Line Loans and Term Loans, of a constant, and not a varying, percentage) in a minimum aggregate amount of (i) $1,000,000 (if such assignment and delegation is to a then existing Lender) and (ii) $5,000,000 (if such assignment and delegation is to a Person not then a Lender) or the then remaining amount of a Lender's Loans and Commitments; PROVIDED, HOWEVER, that any such Assignee Lender will comply, if applicable, with the provisions contained in SECTION 4.6 and the Borrower, each other Obligor and the Administrative Agent shall be entitled to continue to deal solely and directly with such Lender in connection with the interests so assigned and delegated to an Assignee Lender until

     (c) written notice of such assignment and delegation, together with payment instructions, addresses and related information with respect to such Assignee Lender, shall have been given to the Borrower and the Administrative Agent by such Lender and such Assignee Lender;

     (d) such Assignee Lender shall have executed and delivered to the Borrower and the Administrative Agent a Lender Assignment Agreement, accepted by the Administrative Agent; and

     (e)  the processing fees described below shall have been paid.

From and after the date that the Administrative Agent accepts such Lender Assignment Agreement, (x) the Assignee Lender thereunder shall be deemed automatically to have become a party hereto and to the extent that rights and obligations hereunder have been assigned and delegated to such Assignee Lender in connection with such Lender Assignment Agreement, shall have the rights and obligations of a Lender hereunder and under the other Loan Documents, and
(y) the assignor Lender, to the extent that rights and obligations hereunder have been assigned and delegated by it in connection with such Lender Assignment Agreement, shall be released from its obligations hereunder and under the other Loan Documents. Within ten Business Days after its receipt of notice that the Administrative Agent has received an executed Lender Assignment Agreement, the Borrower shall execute and deliver to the Administrative Agent (for delivery to the relevant Assignee Lender) new Notes evidencing such Assignee Lender's assigned Loans and Commitments and, if the assignor Lender has retained Loans and Commitments hereunder, replacement Notes in the principal amount of the Loans and Commitments retained by the assignor Lender hereunder (such Notes to be in exchange for, but not in payment of, those Notes then held by such assignor Lender). Each such Note shall be dated the date of the predecessor Notes. The assignor Lender shall mark the predecessor Notes "exchanged" and deliver them to the Borrower. Accrued interest on that part of the predecessor Notes evidenced by the new Notes, and accrued fees, shall be paid as provided in the Lender Assignment Agreement. Accrued interest on that part of the predecessor Notes evidenced by the replacement Notes shall be paid to the assignor Lender. Accrued interest and accrued fees shall be paid at the same time or times provided in the predecessor Notes and in this Agreement. Such assignor Lender or such Assignee Lender must also pay a processing fee to the Administrative Agent upon delivery of any Lender Assignment Agreement in the amount of $3,500, unless such assignment and delegation is by a Lender to its Affiliate or if such assignment and delegation is by a Lender to the Federal Reserve Bank, as provided below. Any attempted assignment and delegation not made in accordance with this SECTION 10.11.1 shall be null and void. Notwithstanding any other term of this SECTION 10.11.1, the agreement of the Swing Line Lender to provide the Swing Line Loan Commitment shall not impair or otherwise restrict in any manner the ability of the Swing Line Lender to make any assignment of its Loans or Commitments, it being understood and agreed that the Swing Line Lender may terminate its Swing Line Loan Commitment, to the extent such Swing Line Commitment would exceed its Revolving Loan Commitment after giving effect to such assignment, in  connection  with the making of any  assignment.  Nothing  contained  in this
SECTION 10.11.1 shall prevent or prohibit any Lender from pledging its rights (but not its obligations to make Loans) under this Agreement and/or its Loans and/or its Notes hereunder to a Federal Reserve Bank in support of borrowings made by such Lender from such Federal Reserve Bank. In the event that S&P, Moody's or Thompson's BankWatch (or InsuranceWatch Ratings Service, in the case of Lenders that are insurance companies (or Best's Insurance Reports, if such insurance company is not rated by Insurance Watch Ratings Service)) shall, after the date that any Lender with a Commitment to make Revolving Loans or participate in Letters of Credit or Swing Line Loans becomes a Lender, downgrade the long-term certificate of deposit rating or long-term senior unsecured debt rating of such Lender, and the resulting rating shall be below BBB-, Baa3 or C (or BB, in the case of Lender that is an insurance company (or B, in the case of an insurance company not rated by InsuranceWatch Ratings Service)), then each of the Issuer and (if different) the Swing Line Lender shall have the right, but not the obligation, upon notice to such Lender and the Administrative Agent, to replace such Lender with an Assignee Lender in accordance with and subject to the restrictions contained in this Section, and such Lender hereby agrees to transfer and assign without recourse (in accordance with and subject to the restrictions contained in this Section) all its interests, rights and obligations in respect of its Revolving Loan Commitment under this Agreement to such Assignee Lender; PROVIDED, HOWEVER, that (i) no such assignment shall conflict with any law, rule and regulation or order of any governmental authority and (ii) such Assignee Lender shall pay to such Lender in immediately available funds on the date of such assignment the principal of and interest and fees (if any) accrued to the date of payment on the Loans made, and Letters of Credit participated in, by such Lender hereunder and all other amounts accrued for such Lender's account or owed to it hereunder.

     SECTION 10.11.2. PARTICIPATIONS. Any Lender may at any time sell to one or more commercial banks or other Persons (each of such commercial banks and other Persons being herein called a "PARTICIPANT") participating interests in any of the Loans, Commitments, or other interests of such Lender hereunder; PROVIDED, HOWEVER, that

     (a) no participation contemplated in this Section shall relieve such Lender from its Commitments or its other obligations hereunder or under any other Loan Document;

     (b) such Lender shall remain solely responsible for the performance of its Commitments and such other obligations;

     (c) the Borrower and each other Obligor and the Administrative Agent shall continue to deal solely and directly with such Lender in connection with such Lender's rights and obligations under this Agreement and each of the other Loan Documents;

     (d) no Participant, unless such Participant is an Affiliate of such Lender, or is itself a Lender, shall be entitled to require such Lender to take or refrain from taking any action hereunder or under any other Loan Document, except that such Lender may agree with any Participant that such Lender will not, without such Participant's consent, agree to (i) any reduction in the interest rate or amount of fees that such Participant is otherwise entitled to, (ii) a decrease in the principal amount, or an extension of the final Stated Maturity Date, of any Loan in which such Participant has purchased a participating interest or (iii) a release of all or substantially all of the collateral security under the Loan Documents or all or substantially all of the Subsidiary Guarantors under the Subsidiary Guaranty, in each case except as otherwise specifically provided in a Loan Document; and

     (e) the Borrower shall not be required to pay any amount under SECTIONS 4.3, 4.4, 4.5, 4.6, 10.3 and 10.4 that is greater than the amount which it would have been required to pay had no participating interest been sold.

The Borrower acknowledges and agrees, subject to CLAUSE (e) above, that each Participant, for purposes of SECTIONS 4.3, 4.4, 4.5, 4.6, 4.8, 4.9, 10.3 and 10.4, shall be considered a Lender.

     SECTION 10.11.3. ASSIGNMENT OF REGISTERED NOTES. A Registered Note and the Obligation(s) evidenced thereby may be assigned or otherwise transferred in whole or in part pursuant to the terms of SECTION 10.11.1 and only by registration of such assignment or transfer of such Registered Note and the Obligation(s) evidenced thereby on the Register (and each Registered Note shall expressly so provide). Any assignment or transfer of all or part of such Obligation(s) and the Registered Note(s) evidencing the same shall be registered on the Register only upon surrender for registration of assignment or transfer of the Registered Note(s) evidencing such Obligation(s), duly endorsed by (or accompanied by a written instrument of assignment or transfer duly executed by) the Registered Noteholder thereof, and thereupon one or more new Registered Note(s) in the same aggregate principal amount shall be issued to the designated Assignee Lender, and the old Registered Note shall be returned by the Administrative Agent to the Borrower marked "canceled." Prior to the due presentment for registration of assignment or transfer of any Registered Note, the Borrower and the Administrative Agent shall treat the Person in whose name such Obligation(s) and the Registered Note(s) evidencing the same is registered as the owner thereof for the purpose of receiving all payments thereon and for all other purposes, notwithstanding any notice to the contrary.

     SECTION 10.12. OTHER TRANSACTIONS. Nothing contained herein shall preclude the Administrative Agent, the Issuer or any other Lender from engaging in any transaction, in addition to those contemplated by this Agreement or any other Loan Document, with the Borrower or any of its Affiliates in which the Borrower or such Affiliate is not restricted hereby from engaging with any other Person.

     SECTION 10.13. FORUM SELECTION AND CONSENT TO JURISDICTION. ANY LITIGATION BASED HEREON, OR ARISING OUT OF, UNDER, OR IN CONNECTION WITH, THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT, OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER VERBAL OR WRITTEN) OR ACTIONS OF THE ADMINISTRATIVE AGENT, THE LENDERS OR THE BORROWER SHALL BE BROUGHT AND MAINTAINED EXCLUSIVELY IN THE COURTS OF THE STATE OF NEW YORK, NEW YORK COUNTY OR IN THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK; PROVIDED, HOWEVER, THAT ANY SUIT SEEKING ENFORCEMENT AGAINST ANY COLLATERAL OR OTHER PROPERTY MAY BE BROUGHT, AT THE ADMINISTRATIVE AGENT'S OPTION, IN THE COURTS OF ANY JURISDICTION WHERE SUCH COLLATERAL OR OTHER PROPERTY MAY BE FOUND. THE BORROWER HEREBY EXPRESSLY AND IRREVOCABLY SUBMITS TO THE JURISDICTION OF THE COURTS OF THE STATE OF NEW YORK, NEW YORK COUNTY AND OF THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK FOR THE PURPOSE OF ANY SUCH LITIGATION AS SET FORTH ABOVE AND IRREVOCABLY AGREES TO BE BOUND BY ANY JUDGMENT RENDERED THEREBY IN CONNECTION WITH SUCH LITIGATION. THE BORROWER IRREVOCABLY CONSENTS TO THE SERVICE OF PROCESS BY REGISTERED MAIL, POSTAGE PREPAID, OR BY PERSONAL SERVICE WITHIN OR WITHOUT THE STATE OF NEW YORK. THE BORROWER HEREBY EXPRESSLY AND IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, ANY OBJECTION WHICH IT MAY HAVE OR HEREAFTER MAY HAVE TO THE LAYING OF VENUE OF ANY SUCH LITIGATION BROUGHT IN ANY SUCH COURT REFERRED TO ABOVE AND ANY CLAIM THAT ANY SUCH LITIGATION HAS BEEN BROUGHT IN AN INCONVENIENT FORUM. TO THE EXTENT THAT THE BORROWER HAS OR HEREAFTER MAY ACQUIRE ANY IMMUNITY FROM JURISDICTION OF ANY COURT OF FROM ANY LEGAL PROCESS (WHETHER

THROUGH SERVICE OR NOTICE, ATTACHMENT PRIOR TO JUDGMENT, ATTACHMENT IN AID OF EXECUTION OR OTHERWISE) WITH RESPECT TO ITSELF OR ITS PROPERTY, THE BORROWER HEREBY IRREVOCABLY WAIVES SUCH IMMUNITY IN RESPECT OF ITS OBLIGATIONS UNDER THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS.

     SECTION 10.14. WAIVER OF JURY TRIAL. THE ADMINISTRATIVE AGENT, THE ISSUER, THE LENDERS AND THE BORROWER HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVE ANY RIGHTS THEY MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION BASED HEREON, OR ARISING OUT OF, UNDER, OR IN CONNECTION WITH, THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT, OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER ORAL OR WRITTEN) OR ACTIONS OF THE ADMINISTRATIVE AGENT, THE LENDERS OR THE BORROWER. THE BORROWER ACKNOWLEDGES AND AGREES THAT IT HAS RECEIVED FULL AND SUFFICIENT CONSIDERATION FOR THIS PROVISION (AND EACH OTHER PROVISION OF EACH OTHER LOAN DOCUMENT TO WHICH IT IS A PARTY) AND THAT THIS PROVISION IS A MATERIAL INDUCEMENT FOR THE ADMINISTRATIVE AGENT, THE ISSUER AND THE LENDERS ENTERING INTO THIS AGREEMENT AND EACH SUCH OTHER LOAN DOCUMENT.

     SECTION 10.15. CONFIDENTIALITY. The Lenders shall hold all non-public information obtained pursuant to or in connection with this Agreement or obtained by such Lender based on a review of the books and records of the Borrower or any of its Subsidiaries in accordance with their customary procedures for handling confidential information of this nature, but may make disclosure to any of their examiners, Affiliates, outside auditors, counsel and other professional advisors in connection with this Agreement or as reasonably required by any potential BONA FIDE transferee, participant or assignee, or in connection with the exercise of remedies under a Loan Document, or as requested by any governmental agency or representative thereof or pursuant to legal process; PROVIDED, HOWEVER, that

     (a) unless specifically prohibited by applicable law or court order, each Lender shall notify the Borrower of any request by any governmental agency or representative thereof (other than any such request in connection with an examination of the financial condition of such Lender by such governmental agency) for disclosure of any such non-public information prior to disclosure of such information;

     (b) prior to any such disclosure pursuant to this SECTION 10.15, each Lender shall require any such BONA FIDE transferee, participant and assignee receiving a disclosure of non-public information to agree in writing

          (i)  to be bound by this SECTION 10.15; and

          (ii) to require such Person to require any other Person to whom such Person discloses such non-public information to be similarly bound by this SECTION 10.15; and

     (c) except as may be required by an order of a court of competent jurisdiction and to the extent set forth therein, no Lender shall be obligated or required to return any materials furnished by the Borrower or any Subsidiary.

     SECTION 10.16. DISCLOSURE SCHEDULE AMENDMENT. By their signature below each of the parties hereto agree that the Disclosure Schedule is amended in its entirety to read as set forth on SCHEDULE I hereto.

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective officers thereunto duly authorized as of the day and year first above written.



                                KEEBLER CORPORATION


                                By:  /s/ E. NICHOL MCCULLY
                                     -----------------------------------
                                     Title: Sr. Vice President &
                                            Chief Financial Officer

                                Address:  677 Larch Avenue
                                          Elmhurst, Illinois  60126

                                Facsimile No.:  (708) 833-3372

                                Attention:  E. Nichol McCully




                                THE BANK OF NOVA SCOTIA,
                                  as the Administrative Agent


                                By:  /s/ TERRY K. FRYETT
                                     -----------------------------------
                                     Title:

                                Address:  One Liberty Plaza
                                          New York, New York  10006

                                Facsimile No.:  (212) 225-5090

                                Attention: Terry Fryett

                                CO-AGENTS
                                ---------

                                THE FIRST NATIONAL BANK OF CHICAGO

                                By:  /s/ KATHLEEN COMELLA
                                     -----------------------------------
                                     Name:  Kathy Comella
                                     Title: Vice President


                                BANK OF MONTREAL


                                By:  /s/ PETER E. WALSH
                                     -----------------------------------
                                     Name:  Peter E. Walsh
                                     Title: Director



                                SUNTRUST BANK, ATLANTA


                                By:  /s/ THOMAS R. BANKS
                                     -----------------------------------
                                     Name:  Thomas R. Banks
                                     Title: Assistant Vice President



                                NATIONSBANK, N.A. (SOUTH)


                                By:  /s/ GREG MCCRERY
                                     -----------------------------------
                                     Name:  Greg McCrery
                                     Title: Vice President

                                LENDERS
                                -------

                                THE BANK OF NOVA SCOTIA


                                By:  /s/ TERRY K. FRYETT
                                     -----------------------------------
                                     Name:  Terry K. Fryett
                                     Title:



                                THE BANK OF MONTREAL


                                By:  /s/ PETER E. WALSH
                                     -----------------------------------
                                     Name:  Peter E. Walsh
                                     Title: Director



                                THE FIRST NATIONAL BANK OF CHICAGO


                                By:  /s/ KATHLEEN COMELLA
                                     -----------------------------------
                                     Name:  Kathleen Comella
                                     Title: Vice President



                                NATIONSBANK, N.A. (SOUTH)


                                By:  /s/ GREG MCCRERY
                                     -----------------------------------
                                     Name:  Greg McCrery
                                     Title: Vice President

                                SUNTRUST BANK, ATLANTA


                                By:  /s/ THOMAS R. BANKS
                                     -----------------------------------
                                     Name:  Thomas R. Banks
                                     Title: Assistant Vice President


                                By:  /s/ C. WES BURTON, JR.
                                     -----------------------------------
                                     Name:  C. Wes Burton, Jr.
                                     Title: Vice President



                                ABN AMRO BANK N.V., NEW YORK BRANCH


                                By:  /s/ PAUL DE KLERK
                                     -----------------------------------
                                     Name:  Paul de Klerk
                                     Title: Group Vice President


                                By:  /s/ RONALD G. BRANDON
                                     -----------------------------------
                                     Name:  Ronald G. Brandon
                                     Title: Assistant Vice President



                                THE NORTHERN TRUST COMPANY


                                By:  /s/ J. MARK BERRY
                                     -----------------------------------
                                     Name:  J. Mark Berry
                                     Title: Vice President


                                COOPERATIVE CENTRALE RAIFFEISEN-
                                BOERENLEENBANK B.A., "RABOBANK NEDERLAND",
                                NEW YORK BRANCH


                                By:  /s/ MICHEL DE KONKOLY THEGE
                                     -----------------------------------
                                     Name:  Michel de Konkoly Thege
                                     Title: Deputy General Manager


                                By:  /s/ DANA W. HEMENWAY
                                     -----------------------------------
                                     Name:  Dana W. Hemenway
                                     Title: Vice President

                                SOCIETE GENERALE


                                By:  /s/ JOHN M. STACK
                                     -----------------------------------
                                     Name:  John M. Stack
                                     Title: Vice President



                                WACHOVIA BANK OF GEORGIA, N.A.


                                By:  /s/ BRADLEY S. MARCUS
                                     -----------------------------------
                                     Name:  Bradley S. Marcus
                                     Title: Senior Vice President



                                BANQUE FRANCAISE DU COMMERCE EXTERIEUR


                                By:  /s/ PIETER J. VAN TULDER
                                     -----------------------------------
                                     Name:  Pieter J. van Tulder
                                     Title: Vice President And Manager
                                              Multinational Group


                                By:  /s/ JOHN EBERLY
                                     -----------------------------------
                                     Name:  John Eberly
                                     Title: Assistant Treasurer



                                BANQUE NATIONALE DE PARIS


                                By:  /s/ ARNAUD COLLIN DU BOCAGE
                                     -----------------------------------
                                     Name:  Arnaud Collin du Bocage
                                     Title: Executive Vice President &
                                              General Manager

                                BHF-BANK, AKTIENGESELLSCHAFT


                                By:  /s/ THOMAS J. SCIFO
                                     -----------------------------------
                                     Name:  Thomas J. Scifo
                                     Title: Assistant Vice President


                                By:  /s/ DANA L. MCDOUGALL
                                     -----------------------------------
                                     Name:  Dana L. McDougall
                                     Title: Vice President



                                CIBC INC.


                                By:  /s/ SUSAN B. SHELLENBACK
                                     -----------------------------------
                                     Name:  Susan B. Shellenback
                                     Title: Director



                                COMERICA BANK


                                By:  /s/ GREGORY N. BLOCK
                                     -----------------------------------
                                     Name:  Gregory N. Block
                                     Title: Vice President



                                THE FUJI BANK, LIMITED


                                By:  /s/ PETER L. CHINNICI
                                     -----------------------------------
                                     Name:  PETER L. CHINNICI
                                     Title: JOINT GENERAL MANAGER

                                GENERALE BANK, NEW YORK BRANCH


                                By:  /s/ A. EDWIN MATTHEWS
                                     -----------------------------------
                                     Name:  A. Edwin Matthews
                                     Title: Senior Vice President


                                By:  /s/ PETER POLLAERT
                                     -----------------------------------
                                     Name:  Peter Pollaert
                                     Title: Senior Vice President



                                GOLDMAN SACHS CREDIT PARTNERS L.P.


                                By:  /s/ STEPHEN B. KING
                                     -----------------------------------
                                     Name:  STEPHEN B. KING
                                     Title: AUTHORIZED SIGNATORY



                                HIBERNIA NATIONAL BANK


                                By:  /s/  CHRISTOPHER B. PITRE
                                     -----------------------------------
                                     Name:  Christopher B. Pitre
                                     Title: Assistant Vice President



                                THE LONG-TERM CREDIT BANK OF JAPAN, LTD.


                                By:  /s/ ARMUND J. SCHOEN, JR.
                                     -----------------------------------
                                     Name:  Armund J. Schoen, Jr.
                                     Title: Vice President &
                                              Deputy General Manager



                                FIRSTRUST BANK


                                By:  /s/ EDWARD D'ANCONA
                                     -----------------------------------
                                     Name:  Edward D'Ancona
                                     Title: Vice President

                                                                      SCHEDULE I



                               DISCLOSURE SCHEDULE






                                    ITEM 6.7

                                   LITIGATION
                                   ----------



                                      None.

                                    ITEM 6.8

                                  SUBSIDIARIES
                                  ------------

                       COMPANY                                                    STATE OF INCORPORATION
             WHOLLY-OWNED SUBSIDIARIES OF
              INFLO HOLDINGS CORPORATION

        1.Keebler Corporation (the "Borrower")                                           Delaware

      WHOLLY-OWNED SUBSIDIARIES OF THE BORROWER

               1.Keebler Leasing Corp.                                                   Delaware

            2.Keebler Company ("Keebler")                                                Delaware

           3.Johnston's Ready-Crust Company                                              Delaware

              4.Bake-Line Products, Inc.                                                 Illinois

              5.Sunshine Biscuits, Inc.                                                  Delaware

         WHOLLY-OWNED SUBSIDIARIES OF KEEBLER

               1.Steamboat Corporation                                                   Georgia

            2.Illinois Baking Corporation                                                Delaware

         3.Keebler Cookie and Cracker Company                                             Nevada

                4.Hollow Tree Company                                                    Delaware

         5.Keebler Company/Puerto Rico, Inc.                                             Delaware

                 6.Keebler H.C., Inc.                                                    Illinois

               7.Keebler-Georgia, Inc.                                                   Georgia

         8.Keebler Foreign Sales Corporation                                          Virgin Islands

 NOT FOR PROFIT CORPORATIONS OF WHICH KEEBLER IS THE
                     SOLE MEMBER*

      1.Keebler International Prep Track & Field                                         Illinois
               Invitational Foundation

             2.Keebler Company Foundation                                                Illinois




                                              ____________________________

  *ILLINOIS NOT FOR PROFIT CORPORATION ACT SECTION 106.05 PROHIBITS NOT FOR PROFIT CORPORATIONS FROM HAVING OR ISSUING
                                                         STOCK.

                                    ITEM 6.11

                             EMPLOYEE BENEFIT PLANS
                             ----------------------



                                      None.

                                    ITEM 6.12

                              ENVIRONMENTAL MATTERS
                              ---------------------




                                      None.

                                  ITEM 7.22(c)

                              ONGOING INDEBTEDNESS
                              --------------------


    1.Loan Agreement, dated February 1, 1993, between Summit County, Ohio and Keebler Company relating to $995,000 aggregate principal amount of industrial development revenue refunding bonds issued by Summit County, Ohio ("Summit
                                County IRB's").

                         i)Creditor:Summit County, Ohio
                         ii)Amount Outstanding:$995,000

 2.Lease Agreement, dated February 1, 1993, between The Industrial Development Board of The City of Homewood, Alabama and Keebler Company relating to $560,000 aggregate principal amount of industrial development revenue refunding bonds issued by The Industrial Development Board of the City of Homewood, Alabama
                              ("Homewood IRB's").

  i)Creditor:The Industrial Development Board of The City of Homewood, Alabama
                         ii)Amount Outstanding:$560,000

   3.Loan Agreement, dated February 1, 1993, between the City of Evansville, Indiana and Keebler Company relating to $505,000 aggregate principal amount of industrial development revenue refunding bonds issued by the City of Evansville,
                         Indiana ("Evansville IRB's").

                     i)Creditor:City of Evansville, Indiana
                         ii)Amount Outstanding:$505,000

 4.Loan Agreement, dated January 1, 1993, between the City of Bluffton, Indiana and Keebler Company relating to $5,300,000 aggregate principal amount of industrial development revenue refunding bonds issued by the City of Bluffton,
                                    Indiana.

                      i)Creditor:City of Bluffton, Indiana
                        ii)Amount Outstanding:$3,900,000

5.Loan Agreement, dated February 1, 1993, between Village of Alsip, Illinois and Keebler Company relating to $3,750,000 aggregate principal amount of industrial development revenue refunding bonds issued by the Village of Alsip, Illinois
                                ("Alsip IRB's").

                      i)Creditor:Village of Alsip, Illinois
                        ii)Amount Outstanding:$3,750,000

  6.Loan Agreement, dated January 1, 1993, between Howard County, Maryland and Keebler Company relating to $925,000 aggregate principal amount of industrial development revenue refunding bonds issued by Howard County, Maryland.

                       i)Creditor:Howard County, Maryland
                         ii)Amount Outstanding:$875,000

7.Loan Agreement, dated January 1, 1993, between the City of Fort Wayne, Indiana and Keebler Company relating to aggregate principal amount of $825,000 industrial development revenue refunding bonds issued by the City of Fort Wayne,
                                    Indiana.

                     i)Creditor:City of Fort Wayne, Indiana
                         ii)Amount Outstanding:$775,000

8.Loan Agreement, dated January 1, 1993, between the Village of Menomonee Falls, Wisconsin and Keebler Company relating to $850,000 aggregate principal amount of industrial development revenue refunding bonds issued by the Village of
                          Menomonee Falls, Wisconsin.

                i)Creditor:Village of Menomonee Falls, Wisconsin
                         ii)Amount Outstanding:$800,000

  9.Loan Agreement, dated January 1, 1993, between the Industrial Development Authority of the City of Springfield, Missouri and Keebler Company relating to
$850,000 aggregate principal amount of industrial development revenue refunding bonds, issued by the Industrial Development Authority of the City of
                             Springfield, Missouri.

i)Creditor:Industrial Development Authority of the City of Springfield, Missouri
                         ii)Amount Outstanding:$800,000

10.Financing Agreement, dated January 1, 1993, between Lehigh County Industrial
   Development Authority and Keebler Company relating to $1,125,000 aggregate principal amount of industrial development revenue refunding bonds issued by
                Lehigh County Industrial Development Authority.

            i)Creditor:Lehigh County Industrial Development Authority
                         ii)Amount Outstanding:$925,000

    11.Financing Agreement, dated January 1, 1992, between the Lehigh County Industrial Development Authority and Keebler Company, relating to $6,340,000 aggregate principal amount of industrial revenue refunding bonds issued by the Lehigh County Industrial Development Authority ("Lehigh 1992 IRB's").

            i)Creditor:Lehigh County Industrial Development Authority
                        ii)Amount Outstanding:$4,340,000

       12.Letter of Credit #S243004 with Continental Casualty relating to
                    Automobile/General Liability insurance.

                         i)Creditor:Continental Casualty
                        ii)Amount Outstanding:$1,095,000

13.Letter of Credit #S245282 with Transportation Insurance relating to Workers'
                            Compensation insurance.

                       i)Creditor:Transportation Insurance
                         ii)Amount Outstanding:$795,000

14.Letter of Credit #S250171 with Transportation Insurance relating to Workers'
                            Compensation insurance.

                       i)Creditor:Transportation Insurance
                        ii)Amount Outstanding:$1,155,000

    15.Letter of Credit #S254296 with Trans. Ins. Cont. Casualty relating to
                        Workers' Compensation insurance.

                      i)Creditor:Trans. Ins. Cont. Casualty
                        ii)Amount Outstanding:$1,030,000

    16.Letter of Credit #S257646 with Trans. Ins. Cont. Casualty relating to
                        Workers' Compensation insurance.

                      i)Creditor:Trans. Ins. Cont. Casualty
                        ii)Amount Outstanding:$2,500,000

    17.Letter of Credit #S261336 with Trans. Ins. Cont. Casualty relating to
                        Workers' Compensation insurance.

                      i)Creditor:Trans. Ins. Cont. Casualty
                        ii)Amount Outstanding:$2,755,000

       18.Letter of Credit #S245281 with Continental Casualty relating to
                    Automobile/General Liability insurance.

                         i)Creditor:Continental Casualty
                        ii)Amount Outstanding:$1,202,000

       19.Letter of Credit #250172 with Continental Casualty relating to
                    Automobile/General Liability insurance.

                         i)Creditor:Continental Casualty
                        ii)Amount Outstanding:$1,425,000

       20.Letter of Credit #S254299 with Continental Casualty relating to
                    Automobile/General Liability insurance.

                         i)Creditor:Continental Casualty
                        ii)Amount Outstanding:$1,450,000

       21.Letter of Credit #S257645 with Continental Casualty relating to
                    Automobile/General Liability insurance.


                         i)Creditor:Continental Casualty
                        ii)Amount Outstanding:$1,734,000

       22.Letter of Credit #S261337 with Continental Casualty relating to
                    Automobile/General Liability insurance.


                         i)Creditor:Continental Casualty
                        ii)Amount Outstanding:$1,850,000

                          23.Gerber Debt-Grand Rapids.


                                i)Creditor:Gerber
                          ii)Amount Outstanding:$58,423

     24.Letter of Credit #LASB-227341 issued by Bank of America relating to obligations under a lease with Fleet Capital Corporation f/k/a Fleet Credit
                                  Corporation.

                             Amount Outstanding:0.00

                                  ITEM 7.2.5(a)
                               ONGOING INVESTMENTS
                               -------------------


   THE FOLLOWING ARE THE ONLY INVESTMENTS MAINTAINED BY THE BORROWER AND ITS
                       SUBSIDIARIES IN ANY OTHER PERSON:

I.The Borrower directly owns 100% of all classes of the outstanding stock of the following corporations:

                              Keebler Leasing corp.
                           Keebler Company ("Keebler")
                         Johnston's Ready-Crust Company
                            Bake-Line Products, Inc.
                             Sunshine Biscuits, Inc.

  II.Keebler directly owns 100% of all classes of the outstanding stock of the following corporations:

                              Steamboat Corporation
                           Illinois Baking Corporation
                       Keebler Cookie and Cracker Company
                               Hollow Tree Company
                        Keebler Company/Puerto Rico, Inc.
                               Keebler H.C., Inc.
                              Keebler-Georgia, Inc.
                        Keebler Foreign Sales Corporation

    III.Keebler is the sole member of the following Illinois not for profit corporations:

        Keebler International Prep Track & Field Invitational Foundation
                           Keebler Company Foundation


                                                                                                                         SCHEDULE II






                                                                        FEE                        FEE
                                         INVITED         ACTUAL       OFFERED                    AMOUNT
            INSTITUTION                COMMITMENT      COMMITMENT      (BPS)     ALLOCATION        ($)

The Bank of Nova Scotia                 $50,000,000     $50,000,000       22.0   $40,000,000    $88,000.00
Bank of Montreal                        $35,000,000     $35,000,000       22.0   $28,000,000    $61,600.00
First Chicago NBD                       $35,000,000     $35,000,000       22.0   $28,000,000    $61,600.00
Nationsbank                             $35,000,000     $35,000,000       22.0   $28,000,000    $61,600.00
Sun Trust Bank                          $35,000,000     $35,000,000       22.0   $28,000,000    $61,600.00
ABN AMRO Bank                           $25,000,000     $25,000,000       18.0   $20,000,000    $36,000.00
Northern Trust                          $25,000,000     $25,000,000       18.0   $20,000,000    $36,000.00
Rabobank Nederland                      $25,000,000     $25,000,000       18.0   $20,000,000    $36,000.00
Societe Generale                        $25,000,000     $25,000,000       18.0   $20,000,000    $36,000.00
Wachovia Bank                           $25,000,000     $35,000,000       18.0   $20,000,000    $36,000.00
Banque Francaise du Commerce Exterieur  $15,000,000     $15,000,000       12.5   $12,000,000    $15,000.00
Banque Nationale de Paris               $15,000,000     $15,000,000       12.5   $12,000,000    $15,000.00
BHF Bank                                $15,000,000     $15,000,000       12.5   $12,000,000    $15,000.00
Canadian Imperial Bank of Commerce      $15,000,000     $15,000,000       12.5   $12,000,000    $15,000.00
Comerica Bank                           $15,000,000     $25,000,000       12.5   $12,000,000    $15,000.00
Fuji Bank                               $15,000,000     $15,000,000       12.5   $12,000,000    $15,000.00
Generale Bank                           $15,000,000     $15,000,000       12.5   $12,000,000    $15,000.00
Goldman Sachs                           $15,000,000     $15,000,000       12.5   $12,000,000    $15,000.00
Hibernia                                $15,000,000     $25,000,000       12.5   $12,000,000    $15,000.00
Long Term Credit Bank of Japan          $15,000,000     $15,000,000       12.5   $12,000,000    $15,000.00
Firstrust Bank ***                      $10,000,000     $10,000,000       12.5    $8,000,000    $10,000.00


TOTAL                                  $475,000,000    $505,000,000             $380,000,000   $674,400.00

                                                                                                                     SCHEDULE III to
                                                                                                                    Credit Agreement

                                            PERCENTAGES AND ADMINISTRATIVE INFORMATION
                                            ------------------------------------------
                                                 PERCENTAGE OF                      PERCENTAGE OF
                                                REVOLVING LOANS                       TERM LOANS
                                              -------------------                 -------------------
THE BANK OF NOVA SCOTIA                       10.526315789473684%                 10.526315789473684%

     DOMESTIC OFFICE:                                                                                       LIBOR OFFICE:
     One Liberty Plaza                                                                                      One Liberty Plaza
     New York, NY 10006                                                                                     New York, NY 10006
     Facsimile No.:                                                                                         Facsimile No.:
         (212) 225-5090                                                                                          (212) 225-5090
     Attention:                                                                                             Attention:
         Donald McWeeney                                                                                         Donald McWeeney



BANK OF MONTREAL                               7.368421052631579%                  7.368421052631579%

     DOMESTIC OFFICE:                                                                                       LIBOR OFFICE:
     115 South LaSalle St.                                                                                  115 South LaSalle St.
     Chicago, IL  60603                                                                                     Chicago, IL  60603
     Facsimile No.:                                                                                         Facsimile No.:
         (312) 750-6057                                                                                          (312) 750-6057
     Attention:                                                                                             Attention:
         Peter Walsh                                                                                             Peter Walsh
         Director                                                                                                Director


THE FIRST NATIONAL BANK OF                     7.368421052631579%                  7.368421052631579%
  CHICAGO

     DOMESTIC OFFICE:                                                                                       LIBOR OFFICE:
     One First National Plaza                                                                               One First National Plaza
     Chicago, IL  60670                                                                                     Chicago, IL  60670
     Facsimile No.:                                                                                         Facsimile No.:
       (312) 732-4840                                                                                            (312) 732-4840
     Attention:                                                                                             Attention:
         Yvette Thompkins                                                                                        Yvette Thompkins

                                                                                                                        SCHEDULE III
                                                                                                                             (con't)

                                                 PERCENTAGE OF                      PERCENTAGE OF
                                                REVOLVING LOANS                       TERM LOANS
                                              -------------------                 -------------------
NATIONSBANK, N.A. (SOUTH)                      7.368421052631579%                  7.368421052631579%

     DOMESTIC OFFICE:                                                                                       LIBOR OFFICE:
     NC1-001-15-03                                                                                          NC1-001-15-03
     One Independence Center                                                                                One Independence Center
     101 North Tryon Street                                                                                 101 North Tryon Street
     Charlotte, NC  28255-0001                                                                              Charlotte, NC 28255-0001
     Facsimile No.:                                                                                         Facsimile No.:
         (704) 386-8694                                                                                          (704) 386-8694
     Attention:                                                                                             Attention:
         Judy Dudley                                                                                             Judy Dudley
         Corporate Credit Services                                                                               Corporate Credit
                                                                                                                   Services


SUNTRUST BANK, ATLANTA                         7.368421052631579%                  7.368421052631579%

DOMESTIC OFFICE:                                                                                            LIBOR OFFICE:
     P.O. Box 4418                                                                                          P.O. Box 4418
     Mail Code 126                                                                                          Mail Code 126
     Atlanta, GA 30302-4418                                                                                 Atlanta, GA 30302-4418
     Facsimile No.:                                                                                         Facsimile No.:
         (404) 588-8833                                                                                          (404) 588-8833
     Attention:                                                                                             Attention:
         Tom Banks                                                                                               Tom Banks

                                                               III-2

                                                                                                                        SCHEDULE III
                                                                                                                             (con't)

                                                 PERCENTAGE OF                      PERCENTAGE OF
                                                REVOLVING LOANS                       TERM LOANS
                                              -------------------                 -------------------

ABN AMRO BANK N.V.                             5.263157894736842%                  5.263157894736842%

     DOMESTIC OFFICE:                                                                                       LIBOR OFFICE:
     500 Park Avenue                                                                                        500 Park Avenue
     New York, NY 10022                                                                                     New York, NY 10022
     Facsimile No.:                                                                                         Facsimile No.:
         (212) 754-6114                                                                                          (212) 754-6114
     Attention:                                                                                             Attention:
         Barbara Tsiakaros                                                                                       Barbara Tsiakaros


THE NORTHERN TRUST COMPANY                     5.263157894736842%                  5.263157894736842%

     DOMESTIC OFFICE:                                                                                       LIBOR OFFICE:
     50 South LaSalle Street                                                                                50 South LaSalle Street
     Chicago, IL  60675                                                                                     Chicago, IL  60675
     Facsimile No.:                                                                                         Facsimile No.:
         (312) 444-5055                                                                                          (312) 444-5055
     Attention:                                                                                             Attention:
          Diane Baer                                                                                             Diane Baer

                                                               III-3

                                                                                                                        SCHEDULE III
                                                                                                                             (con't)

                                                 PERCENTAGE OF                      PERCENTAGE OF
                                                REVOLVING LOANS                       TERM LOANS
                                              -------------------                 -------------------

COOPERATIVE CENTRALE                           5.263157894736842%                  5.263157894736842%
  RAIFFEISEN-
  BOERENLEENBANK,
  B.A., NEW YORK BRANCH

     DOMESTIC OFFICE:                                                                                       LIBOR OFFICE:
     245 Park Avenue                                                                                        245 Park Avenue
     New York, NY 10167                                                                                     New York, NY 10167
     Facsimile No.:                                                                                         Facsimile No.:
         (212) 916-7930                                                                                          (212) 916-7930
     Attention:                                                                                             Attention:
         D. Rivers                                                                                               D. Rivers
         Corporate Services Dept.                                                                                Corporate Services
                                                                                                                   Dept.


SOCIETE GENERALE                               5.263157894736842%                  5.263157894736842%

     DOMESTIC OFFICE:                                                                                       LIBOR OFFICE:
     1221 Avenue of the Americas                                                                            1221 Avenue of the
     New York, NY 10020                                                                                       Americas
     Facsimile No.:                                                                                         New York, NY 10020
         (212) 278-6178                                                                                     Facsimile No.:
     Attention:                                                                                                  (212) 278-6178
         Erick Rinner                                                                                       Attention:
         Ricky Tretola                                                                                           Erick Rinner
                                                                                                                 Ricky Tretola

                                                               III-4

                                                                                                                        SCHEDULE III
                                                                                                                             (con't)
                                                 PERCENTAGE OF                      PERCENTAGE OF
                                                REVOLVING LOANS                       TERM LOANS
                                              -------------------                 -------------------


WACHOVIA BANK OF GEORGIA,                      5.263157894736842%                  5.263157894736842%
  N.A.

     DOMESTIC OFFICE:                                                                                       LIBOR OFFICE:
     Southeast Corporate Division                                                                           Southeast Corporate
     191 Peachtree Street, N.E.                                                                               Division
     Atlanta, GA  30303                                                                                     191 Peachtree Street,
     Facsimile No:                                                                                            N.E.
         (404) 332-5016                                                                                     Atlanta, GA  30303
     Attention:                                                                                             Facsimile No:
         J. Timothy Toler                                                                                        (404) 332-5016
         Vice President                                                                                     Attention:
                                                                                                                 J. Timothy Toler
                                                                                                                 Vice President


BANQUE FRANCAISE DU                            3.157894736842105%                  3.157894736842105%
  COMMERCE EXTERIEUR

     DOMESTIC OFFICE:                                                                                       LIBOR OFFICE:
     645 Fifth Avenue                                                                                       645 Fifth Avenue
     New York, NY 10022                                                                                     New York, NY 10022
     Facsimile No.:                                                                                         Facsimile No.:
         (212) 872-5045                                                                                          (212) 872-5045
     Attention:                                                                                             Attention:
         Pieter van Tulder                                                                                       Pieter van Tulder


BANQUE NATIONALE DE PARIS                      3.157894736842105%                  3.157894736842105%

     DOMESTIC OFFICE:                                                                                       LIBOR OFFICE:
     209 S. LaSalle                                                                                         209 S. LaSalle
     Chicago, IL 60604                                                                                      Chicago, IL 60604
     Facsimile No.:                                                                                         Facsimile No.:
         (312) 977-1380                                                                                          (312) 977-1380
     Attention:                                                                                             Attention:
         Michelle Tolliver                                                                                       Michelle Tolliver
         Vice President                                                                                          Vice President

                                                               III-5

                                                                                                                        SCHEDULE III
                                                                                                                             (con't)
                                                 PERCENTAGE OF                      PERCENTAGE OF
                                                REVOLVING LOANS                       TERM LOANS
                                              -------------------                 -------------------


BHF-BANK,                                      3.157894736842105%                  3.157894736842105%
  AKTIENGESELLSCHAFT

     DOMESTIC OFFICE:                                                                                       LIBOR OFFICE:
     590 Madison Avenue                                                                                     590 Madison Avenue
     New York, NY 10020                                                                                     New York, NY 10020
     Facsimile No.:                                                                                         Facsimile No.:
         (212) 756-5536                                                                                          (212) 756-5536
     Attention:                                                                                             Attention:
         Renate Boston                                                                                           Renate Boston
         Assistant Treasurer                                                                                     Assistant Treasurer



CIBC INC.                                      3.157894736842105%                  3.157894736842105%

     DOMESTIC OFFICE:                                                                                       LIBOR OFFICE:
     Two Paces West                                                                                         Two Paces West
     2727 Paces Ferry Road                                                                                  2727 Paces Ferry Road
     Suite 1200                                                                                             Suite 1200
     Atlanta, GA 30339                                                                                      Atlanta, GA 30339
     Facsimile No.:                                                                                         Facsimile No.:
         (707) 319-4950                                                                                          (707) 319-4950
     Attention:                                                                                             Attention:
         Debra Quintero                                                                                          Debra Quintero
         Credit Operations                                                                                       Credit Operations

                                                               III-6

                                                                                                                        SCHEDULE III
                                                                                                                             (con't)
                                                 PERCENTAGE OF                      PERCENTAGE OF
                                                REVOLVING LOANS                       TERM LOANS
                                             --------------------                 -------------------


COMERICA BANK                                  3.157894736842105%                  3.157894736842105%

     DOMESTIC OFFICE:                                                                                       LIBOR OFFICE:
     One Mid America Plaza                                                                                  P.O. Box 75000
     Suite 612                                                                                              Detroit, MI 48275-3269
     Oakbrook Terrace, IL 60181                                                                             Facsimile No.:
     Facsimile No.:                                                                                              (313) 222-3351
         (630) 575-2164                                                                                     Attention:
     Attention:                                                                                                  Beverly Jones
         Gregory N. Block


THE FUJI BANK LIMITED                          3.157894736842105%                  3.157894736842105%

     DOMESTIC OFFICE:                                                                                       LIBOR OFFICE:
     225 W. Wacker Drive                                                                                    225 W. Wacker Drive
     Suite 2000                                                                                             Suite 2000
     Chicago, IL 60606                                                                                      Chicago, IL 60606
     Facsimile No.:                                                                                         Facsimile No.:
         (312) 621-0539/419-3677                                                                                 (312) 621-0539/
                                                                                                                       419-3677
     Attention:                                                                                             Attention:
         Cely Navarro                                                                                            Cely Navarro

                                                               III-7

                                                                                                                        SCHEDULE III
                                                                                                                             (con't)
                                                 PERCENTAGE OF                      PERCENTAGE OF
                                                REVOLVING LOANS                       TERM LOANS
                                              -------------------                 -------------------


GENERALE BANK                                  3.157894736842105%                  3.157894736842105%

     DOMESTIC OFFICE:                                                                                       LIBOR OFFICE:
     520 Madison Avenue                                                                                     520 Madison Avenue
     New York, NY 10022                                                                                     New York, NY 10022
     Facsimile No.:                                                                                         Facsimile No.:
         (212) 750-9597                                                                                          (212) 750-9597
     Attention:                                                                                             Attention:
         Doug Riahi                                                                                              Doug Riahi


GOLDMAN SACHS CREDIT PARTNERS L.P.             3.157894736842105%                  3.157894736842105%

     DOMESTIC OFFICE:                                                                                       LIBOR OFFICE:
     85 Broad Street                                                                                        85 Broad Street
     6th Floor                                                                                              6th Floor
     New York, NY  10004                                                                                    New York, NY 10004
     Facsimile No.:                                                                                         Facsimile No.:
         (212) 357-4597                                                                                          (212) 357-4597
     Attention:                                                                                             Attention:
         Kathy King                                                                                              Kathy King


HIBERNIA NATIONAL BANK                         3.157894736842105%                  3.157894736842105%

     DOMESTIC OFFICE:                                                                                       LIBOR OFFICE:
     313 Carondelet Street                                                                                  313 Carondelet Street
     New Orleans, LA 70130                                                                                  New Orleans, LA 70130
     Facsimile No.:                                                                                         Facsimile No.:
         (504) 533-5344                                                                                          (504) 533-5344
     Attention:                                                                                             Attention:
         Colleen Lacy                                                                                            Colleen Lacy
         National Accounts                                                                                       National Accounts

                                                               III-8

                                                                                                                        SCHEDULE III
                                                                                                                             (con't)
                                                 PERCENTAGE OF                      PERCENTAGE OF
                                                REVOLVING LOANS                       TERM LOANS
                                              -------------------                 -------------------

THE LONG-TERM CREDIT                           3.157894736842105%                  3.157894736842105%
  BANK OF JAPAN, LTD.

     DOMESTIC OFFICE:                                                                                       LIBOR OFFICE:
     190 South LaSalle Street                                                                               190 South LaSalle Street
     Suite 800                                                                                              Suite 800
     Chicago, IL 60603                                                                                      Chicago, IL 60603
     Facsimile No.:                                                                                         Facsimile No.:
         (312) 704-8717                                                                                          (312) 704-8717
     Attention:                                                                                             Attention:
         David Miller                                                                                            David Miller
         Assistant Vice President                                                                                Assistant V.P.


FIRSTRUST BANK                                 2.105263157894737%                  2.105263157894737%

     DOMESTIC OFFICE:                                                                                       LIBOR OFFICE:
     1931 Cottman Avenue                                                                                    1931 Cottman Avenue
     Philidelphia, PA 19111-3897                                                                            Philidelphia, PA
     Facsimile No.:                                                                                           19111-3897
         (215)728-8767                                                                                      Facsimile No.:
     Attention:                                                                                                  (215)728-8767
         Kent D. Nelson                                                                                     Attention:
                                                                                                                 Kent D. Nelson

                                                               III-9


                                                                   SCHEDULE IV

                                 FISCAL QUARTERS
================================================================================
                                      1996
================================================================================


     1/26/96                through (and including)               04/20/96

     4/21/96                through (and including)               07/13/96

    07/14/96                through (and including)               10/05/96

    10/06/96                through (and including)               12/28/96

                                     1997
================================================================================

    12/29/96                through (and including)               04/19/97

    04/20/97                through (and including)               07/12/97

    07/13/97                through (and including)               10/04/97

    10/05/97                through (and including)               01/03/98

                                     1998
================================================================================

    01/04/98                through (and including)               04/25/98

    04/26/98                through (and including)               07/18/98

    07/19/98                through (and including)               10/10/98

    10/11/98                through (and including)               01/02/99

                                     1999
================================================================================

    01/03/99                through (and including)               04/24/99

    04/25/99                through (and including)               07/17/99

    07/18/99                through (and including)               10/09/99

    10/10/99                through (and including)               01/01/00

                                     2000
================================================================================

    01/02/00                through (and including)               04/22/00

    04/23/00                through (and including)               07/15/00

    07/16/00                through (and including)               10/07/00

    10/08/00                through (and including)               12/30/00

                                     2001
================================================================================

    12/31/00                through (and including)               04/21/01

    04/22/01                through (and including)               07/14/01

    07/15/01                through (and including)               10/06/01

    10/07/01                through (and including)               12/29/01

                                     2002
================================================================================

    12/30/01                through (and including)               04/20/02

    04/21/02                through (and including)               07/13/02

    07/14/02                through (and including)               10/05/02

    10/06/02                through (and including)               12/28/02

                                     2003
================================================================================

    12/29/02                through (and including)               04/19/03

    04/20/03                through (and including)               07/12/03

    07/13/03                through (and including)               10/04/03

    10/05/03                through (and including)               01/03/04

                                     2004
================================================================================

    01/04/04                through (and including)               04/24/04

    04/25/04                through (and including)               07/17/04

    07/18/04                through (and including)               10/09/04

    10/10/04                through (and including)               01/01/05

                                     2005
================================================================================

    01/02/05                through (and including)               04/23/05

    04/24/05                through (and including)               07/16/05

    07/17/05                through (and including)               10/08/05

    10/09/05                through (and including)               12/31/05

                                     2006
================================================================================

    01/01/06                through (and including)               04/22/06

    04/23/06                through (and including)               07/15/06

    07/16/06                through (and including)               10/07/06

    10/08/06                through (and including)               12/30/06

                                     2007
================================================================================

    12/31/06                through (and including)               04/21/07

    04/22/07                through (and including)               07/14/07

    07/15/07                through (and including)               10/06/07

    10/07/07                through (and including)               12/29/07


                                                                                                                      SCHEDULE V
Item A.  EXISTING LETTERS OF CREDIT.
         ---------------------------

BENEFICIARY                       STATED AMOUNT                DATE OF ISSUANCE                 EXPIRY DATE
-----------                       -------------                ----------------                 -----------

Fort Wayne                        $514,962                     March 13, 1996                   February 15, 1997
National Bank

First Trust of                    $571,047                     March 13, 1996                   February 15, 1997
Illinois, National Association

First Trust of                    $1,014,628                   March 13, 1996                   February 15, 1997
Illinois, National Association

First Trust of                    $3,823,973                   March 13, 1996                   February 15, 1997
Illinois, National Association

First-Citizens Bank & Trust       $4,557,000                   April 25, 1996                   April 25, 1997
Company



Item B.  OUTSTANDING SWING LINE LOANS.
         -----------------------------

      None



Item C.  OUTSTANDING LOANS
         -----------------

      Existing Revolving Loans: None
      Existing Term Loans:      $283,837,500

KEEBLER CORPORATION                                     ALLOCATIONS
                                                        ($ AMOUNTS)
                                                                                                                 SCHEDULE VI
                                                                                                                 to Credit Agreement
                    Commitments
                    -----------
                       Revolver       140,000,000.00
                           Term       240,000,000.00
             Existing Term Loan       130,250,000.00
          Incremental Term Loan       109,750,000.00
                     Deal Total      $380,000,000.00


          INSTITUTIONS                REVOLVER              TERM         EXISTING TERM LOAN    INCREMENTAL TERM LOAN     TOTAL

THE BANK OF NOVA SCOTIA               $14,736,842.11      $25,263,157.89      $10,427,483.27      $14,835,674.62      $40,000,000.00
Bank of Montreal                      $10,315,789.47      $17,684,210.53      $11,108,380.09       $6,575,830.44      $28,000,000.00
First Chicago NBD                     $10,315,789.47      $17,684,210.53       $7,941,814.42       $9,742,396.11      $28,000,000.00
Nationsbank                           $10,315,789.47      $17,684,210.53       $8,886,704.07       $8,797,506.46      $28,000,000.00
Sun Trust Bank                        $10,315,789.47      $17,684,210.53       $8,886,848.84       $8,797,361.69      $28,000,000.00
ABN AMRO Bank                          $7,368,421.05      $12,631,578.95       $4,887,687.24       $7,743,891.71      $20,000,000.00
Northern Trust                         $7,368,421.05      $12,631,578.95       $2,818,709.82       $9,812,869.13      $20,000,000.00
Rabobank Nederland                     $7,368,421.05      $12,631,578.95       $5,776,357.65       $6,855,221.30      $20,000,000.00
Societe Generale                       $7,368,421.05      $12,631,578.95       $4,887,687.24       $7,743,891.71      $20,000,000.00
Wachovia Bank                          $7,368,421.05      $12,631,578.95       $2,818,709.82       $9,812,869.13      $20,000,000.00
Banque Francaise du Commerce Exterieur $4,421,052.63       $7,578,947.37       $4,443,352.04       $3,135,595.33      $12,000,000.00
Banque Nationale de Paris              $4,421,052.63       $7,578,947.37       $4,887,687.24       $2,691,260.13      $12,000,000.00
BHF Bank                               $4,421,052.63       $7,578,947.37       $8,886,631.69      ($1,307,684.32)     $12,000,000.00
Canadian Imperial Bank of Commerce     $4,421,052.63       $7,578,947.37       $7,109,435.64         $469,511.73      $12,000,000.00
Comerica Bank                          $4,421,052.63       $7,578,947.37       $4,887,687.24       $2,691,260.13      $12,000,000.00
Fuji Bank                              $4,421,052.63       $7,578,947.37       $4,887,687.24       $2,691,260.13      $12,000,000.00
Generale Bank                          $4,421,052.63       $7,578,947.37       $4,443,352.04       $3,135,595.33      $12,000,000.00
Goldman Sachs                          $4,421,052.63       $7,578,947.37       $3,226,839.65       $4,352,107.72      $12,000,000.00
Hibernia                               $4,421,052.63       $7,578,947.37       $4,443,352.04       $3,135,595.33      $12,000,000.00
Long Term Credit Bank of Japan         $4,421,052.63       $7,578,947.37       $4,443,352.04       $3,135,595.33      $12,000,000.00
Firstrust Bank                         $2,947,368.42       $5,052,631.58       $2,888,178.82       $2,164,452.76       $8,000,000.00
Lender to the Existing Term Loan               $0.00               $0.00       $2,818,709.82      ($2,818,709.82)              $0.00
Lender to the Existing Term Loan               $0.00               $0.00       $2,221,676.02      ($2,221,676.02)              $0.00
Lender to the Existing Term Loan               $0.00               $0.00       $2,221,676.02      ($2,221,676.02)              $0.00
TOTAL                                $140,000,000.00     $240,000,000.00     $130,250,000.00     $109,750,000.00     $380,000,000.00

                                                                                                              SCHEDULE VI   (cont'd)
                                                                                                               to Credit Agreement

     INSTITUTIONS                REVOLVER             TERM            EXISTING TERM LOAN   INCREMENTAL TERM LOAN       TOTAL

THE BANK OF NOVA SCOTIA      10.526315789473684%  10.526315789473684%   8.005745312859885%  13.517698974703273%  10.526315789473684%
Bank of Montreal              7.368421052631579%   7.368421052631579%   8.528506786948177%   5.991645044479079%   7.368421052631579%
First Chicago NBD             7.368421052631579%   7.368421052631579%   6.097362318618042%   8.876898502337849%   7.368421052631579%
Nationsbank                   7.368421052631579%   7.368421052631579%   6.822805428023033%   8.015951213044000%   7.368421052631579%
Sun Trust Bank                7.368421052631579%   7.368421052631579%   6.822916575815739%   8.015819304160173%   7.368421052631579%
ABN AMRO Bank                 5.263157894736842%   5.263157894736842%   3.752542986564299%   7.055937774367582%   5.263157894736842%
Northern Trust                5.263157894736842%   5.263157894736842%   2.164076637236084%   8.941110822203573%   5.263157894736842%
Rabobank Nederland            5.263157894736842%   5.263157894736842%   4.434823531669866%   6.246215305119290%   5.263157894736842%
Societe Generale              5.263157894736842%   5.263157894736842%   3.752542986564299%   7.055937774367582%   5.263157894736842%
Wachovia Bank                 5.263157894736842%   5.263157894736842%   2.164076637236084%   8.941110822203573%   5.263157894736842%
Banque Francaise du
 Commerce Exterieur           3.157894736842105%   3.157894736842105%   3.411402717850288%   2.857034467809615%   3.157894736842105%
Banque Nationale de Paris     3.157894736842105%   3.157894736842105%   3.752542986564299%   2.452173237741278%   3.157894736842105%
BHF Bank                      3.157894736842105%   3.157894736842105%   6.822749857965451%  -1.191511910322503%   3.157894736842105%
Canadian Imperial Bank of
 Commerce                     3.157894736842105%   3.157894736842105%   5.458299915547025%   0.427801119290253%   3.157894736842105%
Comerica Bank                 3.157894736842105%   3.157894736842105%   3.752542986564299%   2.452173237741278%   3.157894736842105%
Fuji Bank                     3.157894736842105%   3.157894736842105%   3.752542986564299%   2.452173237741278%   3.157894736842105%
Generale Bank                 3.157894736842105%   3.157894736842105%   3.411402717850288%   2.857034467809615%   3.157894736842105%
Goldman Sachs                 3.157894736842105%   3.157894736842105%   2.477420076775432%   3.965474003117132%   3.157894736842105%
Hibernia                      3.157894736842105%   3.157894736842105%   3.411402717850288%   2.857034467809615%   3.157894736842105%
Long Term Credit Bank of
 Japan                        3.157894736842105%   3.157894736842105%   3.411402717850288%   2.857034467809615%   3.157894736842105%
Firstrust Bank                2.105263157894737%   2.105263157894737%   2.217411761996161%   1.972166522958878%   2.105263157894737%
Lender to the Existing
 Term Loan                    0.000000000000000%   0.000000000000000%   2.164076637236084%  -2.568300519362187%   0.000000000000000%
Lender to the Existing
 Term Loan                    0.000000000000000%   0.000000000000000%   1.705701358925144%  -2.024306168564920%   0.000000000000000%
Lender to the Existing
 Term Loan                    0.000000000000000%   0.000000000000000%   1.705701358925144%  -2.024306168564920%   0.000000000000000%
TOTAL                       100.000000000000000% 100.000000000000000% 100.000000000000000% 100.000000000000000% 100.000000000000000%

                                                                     EXHIBIT A-1

                                 REVOLVING NOTE


$________________________                                          April 8, 1997


     FOR VALUE RECEIVED, the undersigned, KEEBLER CORPORATION (formerly known as KEEBLER HOLDING CORP.), a Delaware corporation (the "BORROWER"), promises to pay to the order of ______________________ (the "LENDER") on the Stated Maturity Date for Revolving Loans the principal sum of _________________________ ($____________) or, if less, the aggregate unpaid principal amount of all Revolving Loans shown on the schedule attached hereto (and any continuation thereof) made (or continued) by the Lender pursuant to the Second Amended and Restated Credit Agreement, dated as of April 8, 1997 (as so amended and restated, and together with any further amendments, supplements, amendment and restatements and other modifications from time to time thereafter made thereto, the "CREDIT AGREEMENT"), among the Borrower, The Bank of Nova Scotia, as Administrative Agent, the various financial institutions (including the Lender) as are, or may from time to time become, parties thereto and the Co-Agents named therein. Unless otherwise defined, terms used in this Note have the meanings provided in the Credit Agreement.

     The Borrower also promises to pay interest on the unpaid principal amount hereof from time to time outstanding from the date hereof until maturity (whether by acceleration or otherwise) and, after maturity, until paid, at the rates per annum and on the dates specified in the Credit Agreement.

     Payments of both principal and interest are to be made in lawful money of the United States of America in same day or immediately available funds to the account designated by the Administrative Agent pursuant to the Credit Agreement.

     This Note is one of the Revolving Notes referred to in, and evidences Indebtedness incurred (or continued) under, the Credit Agreement, to which reference is made for a description of the security for this Note and for a statement of the terms and conditions on which the Borrower is permitted and required to make prepayments and repayments of principal of the Indebtedness evidenced by this Note and on which such Indebtedness may be declared to be immediately due and payable.

     *[This Note is issued in substitution and exchange for, and not in satisfaction or payment of, the Revolving Note, dated June 4, 1996 (the "EXISTING REVOLVING NOTE"), payable to the order of the Lender and issued under the Existing Credit Agreement, and the Indebtedness originally evidenced by the Existing Revolving Note which is now evidenced by this Note shall be a continuing Indebtedness, and nothing herein contained shall be construed to deem the Existing Revolving Note paid, or to release or terminate any Lien given to secure the Existing Revolving Note, which Liens shall continue to secure the Indebtedness evidenced by this Note.]

     All parties hereto, whether as makers, endorsers, or otherwise, severally waive presentment for payment, demand, protest and notice of dishonor.

     THIS NOTE HAS BEEN DELIVERED IN NEW YORK, NEW YORK AND SHALL BE DEEMED TO BE A CONTRACT MADE UNDER AND GOVERNED BY THE INTERNAL LAWS OF THE STATE OF NEW YORK.

                                                KEEBLER CORPORATION


                                                By_____________________________
                                                  Title:



_________________________

*    TO BE INCLUDED IN NOTES TO ONGOING LENDERS.



                                         REVOLVING LOANS AND PRINCIPAL PAYMENTS


||========|===================|==========|===================|===================|===============|=================||
||        |     Amount of     |          |     Amount of     |                   |               |                 ||
||        |     Revolving     |          |     Principal     |  Unpaid Principal |               |                 ||
||        |     Loan Made     | Interest |      Repaid       |       Balance     |               |                 ||
||        |-------------------| Period   |-------------------|-------------------|               |                 ||
||        |           |       | (If Ap-  |           |       |           |       |               |                 ||
||        | Alternate |  LIBO |  plic-   | Alternate |  LIBO | Alternate |  LIBO |               |     Notation    ||
||  Date  | Base Rate |  Rate |  able)   | Base Rate |  Rate | Base Rate |  Rate |     Total     |      Made By    ||
||=================================================================================================================||
||        |           |       |          |           |       |           |       |               |                 ||
||        |           |       |          |           |       |           |       |               |                 ||
||--------|-----------|-------|----------|-----------|-------|-----------|-------|---------------|-----------------||
||        |           |       |          |           |       |           |       |               |                 ||
||        |           |       |          |           |       |           |       |               |                 ||
||--------|-----------|-------|----------|-----------|-------|-----------|-------|---------------|-----------------||
||        |           |       |          |           |       |           |       |               |                 ||
||        |           |       |          |           |       |           |       |               |                 ||
||--------|-----------|-------|----------|-----------|-------|-----------|-------|---------------|-----------------||
||        |           |       |          |           |       |           |       |               |                 ||
||        |           |       |          |           |       |           |       |               |                 ||
||--------|-----------|-------|----------|-----------|-------|-----------|-------|---------------|-----------------||
||        |           |       |          |           |       |           |       |               |                 ||
||        |           |       |          |           |       |           |       |               |                 ||
||--------|-----------|-------|----------|-----------|-------|-----------|-------|---------------|-----------------||
||        |           |       |          |           |       |           |       |               |                 ||
||        |           |       |          |           |       |           |       |               |                 ||
||--------|-----------|-------|----------|-----------|-------|-----------|-------|---------------|-----------------||
||        |           |       |          |           |       |           |       |               |                 ||
||        |           |       |          |           |       |           |       |               |                 ||
||--------|-----------|-------|----------|-----------|-------|-----------|-------|---------------|-----------------||
||        |           |       |          |           |       |           |       |               |                 ||
||        |           |       |          |           |       |           |       |               |                 ||
||--------|-----------|-------|----------|-----------|-------|-----------|-------|---------------|-----------------||
||        |           |       |          |           |       |           |       |               |                 ||
||        |           |       |          |           |       |           |       |               |                 ||
||--------|-----------|-------|----------|-----------|-------|-----------|-------|---------------|-----------------||
||        |           |       |          |           |       |           |       |               |                 ||
||        |           |       |          |           |       |           |       |               |                 ||
||=================================================================================================================||

                                                                     EXHIBIT A-2

                                 SWING LINE NOTE


$20,000,000                                                        April 8, 1997


     FOR VALUE RECEIVED, the undersigned, KEEBLER CORPORATION (formerly known as KEEBLER HOLDING CORP.), a Delaware corporation (the "BORROWER"), promises to pay to the order of THE BANK OF NOVA SCOTIA (the "LENDER") on the Stated Maturity Date for Swing Line Loans the principal sum of TWENTY MILLION DOLLARS ($20,000,000) or, if less, the aggregate unpaid principal amount of all Swing Line Loans shown on the schedule attached hereto (and any continuation thereof) made (or continued) by the Lender pursuant to the Second Amended and Restated Credit Agreement, dated as of April 8, 1997 (as so amended and restated, and together with any further amendments, supplements, amendment and restatements and other modifications from time to time thereafter made thereto, the "CREDIT AGREEMENT"), among the Borrower, The Bank of Nova Scotia, as Administrative Agent, the various financial institutions (including the Lender) as are, or may from time to time become, parties thereto and the Co-Agents named therein. Unless otherwise defined, terms used in this Note have the meanings provided in the Credit Agreement.

     The Borrower also promises to pay interest on the unpaid principal amount hereof from time to time outstanding from the date hereof until maturity (whether by acceleration or otherwise) and, after maturity, until paid, at the rates per annum and on the dates specified in the Credit Agreement.

     Payments of both principal and interest are to be made in lawful money of the United States of America in same day or immediately available funds to the account designated by the Lender pursuant to the Credit Agreement.

     This Note is the Swing Line Note referred to in, and evidences Indebtedness incurred (or continued) under, the Credit Agreement, to which reference is made for a description of the security for this Note and for a statement of the terms and conditions on which the Borrower is permitted and required to make prepayments and repayments of principal of the Indebtedness evidenced by this Note and on which such Indebtedness may be declared to be immediately due and payable.

     This Note is issued in substitution and exchange for, and not in satisfaction or payment of, the Swing Line Note, dated June 4, 1996 (the "EXISTING SWING LINE NOTE"), payable to the order of the Lender and issued under the Existing Credit

Agreement, and the Indebtedness originally evidenced by the Existing Swing Line Note which is now evidenced by this Note shall be a continuing Indebtedness, and nothing herein contained shall be construed to deem the Existing Swing Line Note paid, or to release or terminate any Lien given to secure the Existing Swing Line Note, which Liens shall continue to secure the Indebtedness evidenced by this Note.

     All parties hereto, whether as makers, endorsers, or otherwise, severally waive presentment for payment, demand, protest and notice of dishonor.

     THIS NOTE HAS BEEN DELIVERED IN NEW YORK, NEW YORK AND SHALL BE DEEMED TO BE A CONTRACT MADE UNDER AND GOVERNED BY THE INTERNAL LAWS OF THE STATE OF NEW YORK.

                                                  KEEBLER CORPORATION


                                                  By___________________________
                                                    Title:




                                               SWING LINE LOANS AND PRINCIPAL PAYMENTS

||===============|========================|============================|=============================|==========================||
||               |                        |                            |                             |                          ||
||               |    Amount of Swing     |     Amount of Principal    |    Outstanding Principal    |                          ||
||     Date      |       Line Loan        |           Payment          |           Balance           |     Notation Made By     ||
||---------------|------------------------|----------------------------|-----------------------------|--------------------------||
||               |                        |                            |                             |                          ||
||               |                        |                            |                             |                          ||
||---------------|------------------------|----------------------------|-----------------------------|--------------------------||
||               |                        |                            |                             |                          ||
||               |                        |                            |                             |                          ||
||---------------|------------------------|----------------------------|-----------------------------|--------------------------||
||               |                        |                            |                             |                          ||
||               |                        |                            |                             |                          ||
||---------------|------------------------|----------------------------|-----------------------------|--------------------------||
||               |                        |                            |                             |                          ||
||               |                        |                            |                             |                          ||
||---------------|------------------------|----------------------------|-----------------------------|--------------------------||
||               |                        |                            |                             |                          ||
||               |                        |                            |                             |                          ||
||---------------|------------------------|----------------------------|-----------------------------|--------------------------||
||               |                        |                            |                             |                          ||
||               |                        |                            |                             |                          ||
||---------------|------------------------|----------------------------|-----------------------------|--------------------------||
||               |                        |                            |                             |                          ||
||               |                        |                            |                             |                          ||
||---------------|------------------------|----------------------------|-----------------------------|--------------------------||
||               |                        |                            |                             |                          ||
||               |                        |                            |                             |                          ||
||==============================================================================================================================||


                                                                     EXHIBIT A-3

                                    TERM NOTE


$____________________________                                      April 8, 1997


     FOR VALUE RECEIVED, the undersigned, KEEBLER CORPORATION (formerly known as KEEBLER HOLDING CORP.), a Delaware corporation (the "BORROWER"), promises to pay to the order of ________________________ (the "LENDER") the principal sum of ____________________ ($__________) or, if less, the aggregate unpaid principal amount of all Term Loans shown on the schedule attached hereto (and any continuation thereof) made (or continued) by the Lender pursuant to the Second Amended and Restated Credit Agreement, dated as of April 8, 1997 (as so amended and restated, and together with any further amendments, supplements, amendment and restatements and other modifications from time to time thereafter made thereto, the "CREDIT AGREEMENT"), among the Borrower, The Bank of Nova Scotia, as Administrative Agent, the various financial institutions (including the Lender) as are, or may from time to time become, parties thereto and the Co-Agents named therein, payable in installments as set forth in the Credit Agreement, with a final installment (in the amount necessary to pay in full this Note) due and payable on the Stated Maturity Date for Term Loans. Unless otherwise defined, terms used herein have the meanings provided in the Credit Agreement.

     The Borrower also promises to pay interest on the unpaid principal amount hereof from time to time outstanding from the date hereof until maturity (whether by acceleration or otherwise) and, after maturity, until paid, at the rates per annum and on the dates specified in the Credit Agreement.

     Payments of both principal and interest are to be made in lawful money of the United States of America in same day or immediately available funds to the account designated by the Administrative Agent pursuant to the Credit Agreement.

     This Note is one of the Term Notes referred to in, and evidences Indebtedness incurred (or continued) under, the Credit Agreement, to which reference is made for a description of the security for this Note and for a statement of the terms and conditions on which the Borrower is permitted and required to make prepayments and repayments of principal of the Indebtedness evidenced by this Note and on which such Indebtedness may be declared to be immediately due and payable.

     *[This Term Note is issued (in part) in substitution and exchange for, and not in satisfaction or payment of, the Term-A Note, dated June 4, 1996, payable to the order of the Lender and issued under the Existing Credit Agreement (the "EXISTING TERM-A NOTE"), and the Indebtedness originally evidenced by the Existing Term-A Note which is now evidenced by this Term Note shall be a continuing Indebtedness, and nothing herein contained shall be construed to deem the Existing Term Note paid, or to release or terminate any Lien given to secure the Existing Term Note, which Liens shall continue to secure the Indebtedness evidenced by this Term Note. This Term Note also evidences the aggregate Indebtedness of the Borrower to the Lender resulting from the outstanding Incremental Term Loans.]

     All parties hereto, whether as makers, endorsers, or otherwise, severally waive presentment for payment, demand, protest and notice of dishonor.

     THIS NOTE HAS BEEN DELIVERED IN NEW YORK, NEW YORK AND SHALL BE DEEMED TO BE A CONTRACT MADE UNDER AND GOVERNED BY THE INTERNAL LAWS OF THE STATE OF NEW YORK.

                                               KEEBLER CORPORATION


                                               By:_____________________________
                                                  Title:


__________________________

*        TO BE INCLUDED IN NOTES TO ONGOING LENDERS.



                                            TERM LOANS AND PRINCIPAL PAYMENTS


||========|===================|==========|===================|===================|===============|=================||
||        |                   |          |     Amount of     |                   |               |                 ||
||        |   Amount of Term  |          |     Principal     |  Unpaid Principal |               |                 ||
||        |     Loan Made     | Interest |      Repaid       |       Balance     |               |                 ||
||        |-------------------| Period   |-------------------|-------------------|               |                 ||
||        |           |       | (If Ap-  |           |       |           |       |               |                 ||
||        | Alternate |  LIBO |  plic-   | Alternate |  LIBO | Alternate |  LIBO |               |     Notation    ||
||  Date  | Base Rate |  Rate |  able)   | Base Rate |  Rate | Base Rate |  Rate |     Total     |      Made By    ||
||=================================================================================================================||
||        |           |       |          |           |       |           |       |               |                 ||
||        |           |       |          |           |       |           |       |               |                 ||
||--------|-----------|-------|----------|-----------|-------|-----------|-------|---------------|-----------------||
||        |           |       |          |           |       |           |       |               |                 ||
||        |           |       |          |           |       |           |       |               |                 ||
||--------|-----------|-------|----------|-----------|-------|-----------|-------|---------------|-----------------||
||        |           |       |          |           |       |           |       |               |                 ||
||        |           |       |          |           |       |           |       |               |                 ||
||--------|-----------|-------|----------|-----------|-------|-----------|-------|---------------|-----------------||
||        |           |       |          |           |       |           |       |               |                 ||
||        |           |       |          |           |       |           |       |               |                 ||
||--------|-----------|-------|----------|-----------|-------|-----------|-------|---------------|-----------------||
||        |           |       |          |           |       |           |       |               |                 ||
||        |           |       |          |           |       |           |       |               |                 ||
||--------|-----------|-------|----------|-----------|-------|-----------|-------|---------------|-----------------||
||        |           |       |          |           |       |           |       |               |                 ||
||        |           |       |          |           |       |           |       |               |                 ||
||--------|-----------|-------|----------|-----------|-------|-----------|-------|---------------|-----------------||
||        |           |       |          |           |       |           |       |               |                 ||
||        |           |       |          |           |       |           |       |               |                 ||
||--------|-----------|-------|----------|-----------|-------|-----------|-------|---------------|-----------------||
||        |           |       |          |           |       |           |       |               |                 ||
||        |           |       |          |           |       |           |       |               |                 ||
||--------|-----------|-------|----------|-----------|-------|-----------|-------|---------------|-----------------||
||        |           |       |          |           |       |           |       |               |                 ||
||        |           |       |          |           |       |           |       |               |                 ||
||--------|-----------|-------|----------|-----------|-------|-----------|-------|---------------|-----------------||
||        |           |       |          |           |       |           |       |               |                 ||
||        |           |       |          |           |       |           |       |               |                 ||
||=================================================================================================================||

                                                                     EXHIBIT A-4

                                 REGISTERED NOTE

          THIS REGISTERED NOTE MAY NOT BE TRANSFERRED EXCEPT IN COMPLIANCE WITH THE TERMS AND PROVISIONS OF THE CREDIT AGREEMENT REFERRED TO BELOW. TRANSFERS OF THIS REGISTERED NOTE MUST BE RECORDED IN THE REGISTER MAINTAINED BY THE ADMINISTRATIVE AGENT PURSUANT TO THE TERMS OF SUCH CREDIT AGREEMENT.

$_____________                                                     April 8, 1997


     FOR VALUE RECEIVED, the undersigned, KEEBLER CORPORATION (formerly known as KEEBLER HOLDING CORP.), a Delaware corporation (the "BORROWER"), promises to pay to the order of ________________ (the "LENDER") the principal sum of _________________________ ($__________) or, if less, the aggregate unpaid principal amount of all Term Loans shown on the schedule attached hereto (and any continuation thereof) made (or continued) by the Lender pursuant to the Second Amended and Restated Credit Agreement, dated as of April 8, 1997 (as so amended and restated, and together with any further amendments, supplements, amendment and restatements and other modifications from time to time thereafter made thereto, the "CREDIT AGREEMENT"), among the Borrower, The Bank of Nova Scotia, as Administrative Agent, the various financial institutions (including the Lender) as are, or may from time to time become, parties thereto and the Co-Agents named therein, amending and restating in its entirety the Existing Credit Agreement, payable in installments as set forth in the Credit Agreement, with a final installment (in the amount necessary to pay in full this Note) due and payable on the Stated Maturity Date. Unless otherwise defined, terms used herein have the meanings provided in the Credit Agreement.

     The Borrower also promises to pay interest on the unpaid principal amount hereof from time to time outstanding from the date hereof until maturity (whether by acceleration or otherwise) and, after maturity, until paid, at the rates per annum and on the dates specified in the Credit Agreement.

     Payments of both principal and interest are to be made in lawful money of the United States of America in same day or immediately available funds to the account designated by the Administrative Agent pursuant to the Credit Agreement.

     This Registered Note is one of the Notes referred to in, and evidences Indebtedness incurred (or continued) under, the Credit Agreement, to which reference is made for a description of the security for this Registered Note and for a statement of the terms and conditions on which the Borrower is permitted and required to make prepayments and repayments of principal of the Indebtedness evidenced by this Registered Note and on which such Indebtedness may be declared to be immediately due and payable.

     As provided in Section 10.11.3 of the Credit Agreement, this Registered Note and the Obligation(s) evidenced hereby may be assigned or otherwise transferred in whole or in part only by registration of such assignment or transfer of this Registered Note and the Obligation(s) evidenced hereby on the Register described in clause (b) of Section 2.8 of the Credit Agreement. Any assignment or transfer of all or part of such Obligations(s) and this Registered Note evidencing the same shall be registered on the Register only upon surrender for registration of assignment or transfer of this Registered Note evidencing such Obligations(s), duly endorsed by (or accompanied by a written instrument of assignment or transfer duly executed by) the Registered Noteholder hereof, and thereupon one or more new Registered Note(s) in the same aggregate principal amount shall be issued to the designated Assignee Lender, and this Registered Note shall be returned by the Administrative Agent to the Borrower marked "canceled". Prior to the due presentment for registration of assignment or transfer of this Registered Note, the Borrower and the Administrative Agent shall treat the Person in whose name such Obligation(s) and this Registered Note(s) evidencing the same is registered as the owner thereof for the purpose of receiving all payments thereon and for all other purposes, notwithstanding any notice to the contrary. This Registered Note may not be exchanged for promissory notes that are not Registered Notes.

     *[This Registered Note is issued in substitution and exchange for, and not in satisfaction or payment of, the Registered Note, dated June 4, 1996, payable to the order of the Lender and issued under the Existing Credit Agreement (the "EXISTING REGISTERED NOTE"), and the Indebtedness originally evidenced by the Existing Registered Note which is now evidenced by this Registered Note shall be a continuing Indebtedness, and nothing herein contained shall be construed to deem the Existing Registered Note paid, or to release or terminate any Lien given to secure the Existing Registered Note, which Liens shall continue to secure the Indebtedness evidenced by this Registered Note. This Registered Note also evidences the aggregate Indebtedness of the Borrower to the Lender resulting from the outstanding Incremental Term Loans (as defined in the Credit Agreement).]

___________________

*        TO BE INCLUDED IN REGISTERED NOTES TO EXISTING LENDERS.

     All parties hereto, whether as makers, endorsers, or otherwise, severally waive presentment for payment, demand, protest and notice of dishonor.

     THIS NOTE HAS BEEN DELIVERED IN NEW YORK, NEW YORK AND SHALL BE DEEMED TO BE A CONTRACT MADE UNDER AND GOVERNED BY THE INTERNAL LAWS OF THE STATE OF NEW YORK.

                                              KEEBLER CORPORATION


                                              By:______________________________
                                                 Title:



                                            TERM LOANS AND PRINCIPAL PAYMENTS


||=========|=============|=================|=============|=============|===============|=================||
||         |  Amount of  |                 |  Amount of  |   Unpaid    |               |                 ||
||         |  Term Loan  |                 |  Principal  |  Principal  |               |                 ||
||         |     Made    |                 |    Repaid   |   Balance   |               |                 ||
||         |-------------|                 |-------------|-------------|               |                 ||
||         |      |      |                 |      |      |      |      |               |                 ||
||         | Base | LIBO | Interest Period | Base | LIBO | Base | LIBO |               |     Notation    ||
||  Date   | Rate | Rate | (If Applicable) | Rate | Rate | Rate | Rate |     Total     |      Made By    ||
||=======================================================================================================||
||         |      |      |                 |      |      |      |      |               |                 ||
||         |      |      |                 |      |      |      |      |               |                 ||
||---------|------|------|-----------------|------|------|------|------|---------------|-----------------||
||         |      |      |                 |      |      |      |      |               |                 ||
||         |      |      |                 |      |      |      |      |               |                 ||
||---------|------|------|-----------------|------|------|------|------|---------------|-----------------||
||         |      |      |                 |      |      |      |      |               |                 ||
||         |      |      |                 |      |      |      |      |               |                 ||
||---------|------|------|-----------------|------|------|------|------|---------------|-----------------||
||         |      |      |                 |      |      |      |      |               |                 ||
||         |      |      |                 |      |      |      |      |               |                 ||
||---------|------|------|-----------------|------|------|------|------|---------------|-----------------||
||         |      |      |                 |      |      |      |      |               |                 ||
||         |      |      |                 |      |      |      |      |               |                 ||
||---------|------|------|-----------------|------|------|------|------|---------------|-----------------||
||         |      |      |                 |      |      |      |      |               |                 ||
||         |      |      |                 |      |      |      |      |               |                 ||
||---------|------|------|-----------------|------|------|------|------|---------------|-----------------||
||         |      |      |                 |      |      |      |      |               |                 ||
||         |      |      |                 |      |      |      |      |               |                 ||
||---------|------|------|-----------------|------|------|------|------|---------------|-----------------||
||         |      |      |                 |      |      |      |      |               |                 ||
||         |      |      |                 |      |      |      |      |               |                 ||
||---------|------|------|-----------------|------|------|------|------|---------------|-----------------||
||         |      |      |                 |      |      |      |      |               |                 ||
||         |      |      |                 |      |      |      |      |               |                 ||
||---------|------|------|-----------------|------|------|------|------|---------------|-----------------||
||         |      |      |                 |      |      |      |      |               |                 ||
||         |      |      |                 |      |      |      |      |               |                 ||
||=======================================================================================================||

                                                                     EXHIBIT B-1


                                BORROWING REQUEST


The Bank of Nova Scotia
One Liberty Plaza
New York, New York  10006

Attention: ________________________


                               KEEBLER CORPORATION
                               -------------------


Gentlemen and Ladies:

     This Borrowing Request is delivered to you pursuant to Section 2.3 of the Second Amended and Restated Credit Agreement, dated as of April 8, 1997(as so amended and restated, and together with any further amendments, supplements, amendment and restatements and other modifications from time to time thereafter made thereto, the "CREDIT AGREEMENT"), among Keebler Corporation (formerly known as Keebler Holding Corp.), a Delaware corporation (the "BORROWER"), the various financial institutions as are, or may from time to time become, parties thereto (the "LENDERS"), the Co-Agents named therein, and The Bank of Nova Scotia, as administrative agent (the "ADMINISTRATIVE AGENT") for the Lenders. Unless otherwise defined herein or the context otherwise requires, terms used herein have the meanings provided in the Credit Agreement.

     The Borrower hereby requests that a [Revolving Loan] [Incremental Term Loan] [Swing Line Loan] be made in the aggregate principal amount of $__________ on __________, ____ as a [LIBO Rate Loan having an Interest Period of _______ months] [Base Rate Loan].

     The Borrower hereby acknowledges that, pursuant to Section 5.2.2 of the Credit Agreement, each of the delivery of this Borrowing Request and the acceptance by the Borrower of the proceeds of the Loans requested hereby constitute a representation and warranty by the Borrower that, on the date of such Loans, and before and after giving effect thereto and to the application of the proceeds therefrom, all statements set forth in Section 5.2.1 are true and correct in all material respects.

     The Borrower agrees that if prior to the time of the Borrowing requested hereby, any matter certified to herein by it will not be true and correct in all material respects at such time as if then made, it will immediately so notify the Administrative Agent. Except to the extent, if any, that prior to the time of the Borrowing requested hereby, the Administrative Agent shall receive written notice to the contrary from the Borrower, each matter certified to herein shall be deemed once again to be certified as true and correct in all material respects at the date of such Borrowing as if then made.

     Please wire transfer the proceeds of the Borrowing to the accounts of the following persons at the financial institutions indicated respectively:



Amount to be                  Person to be Paid             Name, Address, etc.
                          --------------------------
Transferred               Name           Account No.        of Transferee Lender
------------              ----           -----------        --------------------

$__________               _____________  ___________        ____________________
                                                            ____________________
                                                            Attention: _________

$__________               _____________  ___________        ____________________
                                                            ____________________
                                                            Attention: _________


Balance of                The Borrower   _______________________________________
such proceeds                                               ____________________
                                                            Attention: _________

     IN WITNESS WHEREOF, the undersigned has caused this request to be executed and delivered by its duly Authorized Officer this ____ day of April, 1997.

                                               KEEBLER CORPORATION


                                               By:______________________________
                                                  Title:

                                                                     EXHIBIT B-2


                         SEE EXISTING CREDIT AGREEMENT

                                                                       EXHIBIT C


                         CONTINUATION/CONVERSION NOTICE


The Bank of Nova Scotia
One Liberty Plaza
New York, New York  10006

Attention:  ______________


                               KEEBLER CORPORATION
                               -------------------


Gentlemen and Ladies:

     This Continuation/Conversion Notice is delivered to you pursuant to Section
2.4 of the Second Amended and Restated Credit Agreement, dated as of April 8, 1997 (as so amended and restated, and together with any further amendments, supplements, amendment and restatements and other modifications from time to time thereafter made thereto, the "CREDIT AGREEMENT"), among Keebler Corporation (formerly known as Holding Corp.), a Delaware corporation (the "BORROWER"), the various financial institutions as are, or may from time to time become, parties thereto (the "LENDERS"), the Co-Agents named therein and The Bank of Nova Scotia, as Administrative Agent. Unless otherwise defined herein or the context otherwise requires, terms used herein have the meanings provided in the Credit Agreement.

     The Borrower hereby requests that on ____________,

          (1) $___________ of the presently outstanding principal amount of the [Term Loans] [Revolving Loans] originally made on ____________, [and $__________ of the presently outstanding principal amount of the [Term Loans] [Revolving Loans] originally made on ___________],

          (2) and all presently being maintained as 1/[Base Rate Loans] [LIBO Rate Loans],

          (3) be [converted into] [continued as],

          (4) [LIBO Rate Loans having an Interest Period of ______ months] [Base Rate Loans].



_______________________

1/ Select appropriate interest rate option.

     The Borrower hereby:

          (a) certifies and warrants that no Default has occurred and is continuing; and

          (b) agrees that if prior to the time of such continuation or conversion any matter certified to herein by it will not be true and correct at such time as if then made, it will immediately so notify the Administrative Agent.

Except to the extent, if any, that prior to the time of the continuation or conversion requested hereby the Administrative Agent shall receive written notice to the contrary from the Borrower, each matter certified to herein shall be deemed to be certified at the date of such continuation or conversion as if then made.

     The Borrower has caused this Continuation/Conversion Notice to be executed and delivered, and the certification and warranties contained herein to be made, by its Authorized Officer this ___ day of __________.



                                              KEEBLER CORPORATION


                                              By:_____________________________
                                                 Title:

                                                                       EXHIBIT D

                            CLOSING DATE CERTIFICATE

                               KEEBLER CORPORATION
                               -------------------


     This certificate is delivered pursuant to the Second Amended and Restated Credit Agreement, dated as of April 8, 1997 (as so amended and restated, and together with any further amendments, supplements, amendment and restatements and other modifications from time to time thereafter made thereto, the "CREDIT AGREEMENT"), among Keebler Corporation (formerly known as Keebler Holding Corp.), a Delaware corporation (the "BORROWER"), the various financial institutions as are, or may from time to time become, parties thereto (the "LENDERS"), the Co-Agents named therein and The Bank of Nova Scotia, as Administrative Agent. Unless otherwise defined herein or the context otherwise requires, terms used herein or in any of the attachments hereto have the meanings provided in the Credit Agreement.

     The undersigned hereby certifies, represents and warrants that, as of the Amendment Effective Date, all of the conditions to the Initial Credit Extensions as set forth in Section 5.1 of the Credit Agreement have been met.

     IN WITNESS WHEREOF, the undersigned has caused this Certificate to be executed and delivered, and the certification, representations and warranties contained herein to be made, by its duly Authorized Officer this 8th day of April, 1997.

                                                 KEEBLER CORPORATION


                                                 By:___________________________
                                                    Title:

                                                                       EXHIBIT E



                             COMPLIANCE CERTIFICATE

                               KEEBLER CORPORATION
                               -------------------

     This Compliance  Certificate is delivered pursuant to clause (c) of Section
7.1.1 of the Second Amended and Restated Credit Agreement, dated as of April 8, 1997 (as so amended and restated, and together with any further amendments, supplements, amendment and restatements and other modifications from time to time thereafter made thereto, the "CREDIT AGREEMENT"), among Keebler Corporation (formerly known as Keebler Holding Corp.), a Delaware corporation (the "BORROWER"), the various financial institutions as are, or may from time to time become, parties thereto (the "LENDERS"), the Co-Agents named therein and The Bank of Nova Scotia, as Administrative Agent. Unless otherwise defined herein or the context otherwise requires, terms used herein or in any of the attachments hereto have the meanings provided in the Credit Agreement.

     The Borrower hereby certifies, represents and warrants that for the period (the "COMPUTATION PERIOD") commencing on _____________, and ending on ___________ (such latter date being the "COMPUTATION DATE") no Default had occurred and was continuing. The Borrower hereby further certifies, represents and warrants that as of the Computation Date:

          (a) Net Worth (the consolidated net worth of the Borrower and its Subsidiaries) was $_________. The minimum Net Worth required pursuant to clause (a) of Section 7.2.4 of the Credit Agreement on the Computation Date was $________, as computed on ATTACHED 1 hereto.

          (b) The Debt to EBITDA ratio was ________:1, as computed on ATTACHMENT 2 hereto. The maximum Debt to EBITDA ratio permitted pursuant to clause (b) of Section 7.2.4 of the Credit Agreement on the Computation Date was ________:1.

          (c) The Interest Coverage Ratio was ________:1, as computed on ATTACHMENT 3 hereto. The minimum Interest Coverage Ratio permitted pursuant to clause (c) of Section 7.2.4 of the Credit Agreement on the Computation Date was ________:1.

          (d) The Cash Flow Coverage Ratio was ________:1, as computed on ATTACHMENT 4 hereto. The minimum Cash Flow Coverage Ratio permitted pursuant to clause (d) of Section

     7.2.4 of the Credit Agreement on the Computation Date was ________:1.

     The   Equipment  and  Inventory  is  located  as  indicated  on  ITEM A  of
ATTACHMENT 5 hereto or as set forth on the relevant Item of the relevant Security Agreement or in a previous Compliance Certificate.

     The chief executive office of the Borrower or any Subsidiary where the Borrower or any Subsidiary keeps their records concerning the Receivables, and all originals of all chattel paper which evidences Receivables, is located as indicated on ITEM C of ATTACHMENT 5 hereto or as set forth on the relevant Item of the relevant Security Agreement or in a previous Compliance Certificate.

     Neither the Borrower nor any Subsidiary has changed its legal name, used any tradename (except as listed in the Borrower Security Agreement or the Subsidiary Security Agreement (as applicable)) or been the subject of any merger or other corporate reorganization except (i) as indicated on ITEM D of ATTACHMENT 5 hereto, (ii) as set forth on the relevant Item of the relevant Security Agreement or (iii) as set forth in a previous Compliance Certificate.

     The Deposit Accounts are located as indicated on ITEM E of ATTACHMENT 5 hereto or as set forth on the relevant Item of the relevant Security Agreement or in a previous Compliance Certificate.

     IN WITNESS WHEREOF, the Borrower has caused this Compliance Certificate to be executed and delivered, and the certification and warranties contained herein to be made, by its chief financial Authorized Officer on _______________.

                                                     KEEBLER CORPORATION


                                                     By________________________
                                                       Title:

                                                                    Attachment 1
                                                         (to __/__/__ Compliance
                                                                    Certificate)


                              NET WORTH (ADJUSTED)
                              --------------------
                                 on ___________
                            (the "Computation Date")


NET WORTH (ADJUSTED):
---------------------

1.   Net Income: the net income of the Borrower and its
     Subsidiaries (in  excess of zero), on a consolidated
     basis, excluding extraordinary gains, from
     December 28, 1996 to the date of determination.........     $_____________

2.   The amount in Item 1 divided by 2......................     $_____________

3.   NET WORTH (ADJUSTED): the amount in ITEM 2 plus
     $170,000,000...........................................     $_____________



                                      1-1

                                                                    Attachment 2
                                                         (to __/__/__ Compliance
                                                                    Certificate)


                              DEBT TO EBITDA RATIO
                              --------------------
                                 on ___________
                            (the "Computation Date")



DEBT TO EBITDA RATIO:
--------------------

1. Debt: the outstanding principal amount of all Indebtedness of the Borrower and its Subsidiaries on the last day of the ________ Fiscal Quarter (PROVIDED that Debt shall not include unsecured Indebtedness incurred in the ordinary course of business in the nature of accrued liabilities and open accounts extended by suppliers on normal trade terms in connection with purchases of goods and services, but excluding the Indebtedness incurred through the borrowing of money or Contingent Liabilities in connection therewith. Debt of the Borrower and its Subsidiaries shall include the Indebtedness of any partnership or joint venture in which the Borrower or its Subsidiaries is a general partner or a joint venturer (to the extent the Borrower or its Subsidiaries is liable for such Indebtedness)), comprised of:

     (a)  all obligations of the Borrower and its
          Subsidiaries for borrowed money and all
          obligations of the Borrower and its
          Subsidiaries evidenced by bonds,
          debentures, notes or other similar
          instruments for borrowed money in
          respect thereof..................................      $_____________


                                      2-2

     (b)  all obligations, contingent or otherwise,
          relative to the face amount of all letters
          of credit, whether or not drawn, and banker's
          acceptances issued for the account of the
          Borrower and its Subsidiaries (except to the
          extent that the reimbursement obligations
          under letters of credit are guaranteed by
          UB Investments plc., and without duplication
          of letters of credit issued to support
          obligations under industrial development
          revenue bonds to the extent the obligations
          arising under such bonds are otherwise
          included in this definition).....................      $_____________

     (c)  all obligations of the Borrower and its
          Subsidiaries as lessee under leases which
          have been or should be, in accordance with
          GAAP, recorded as Capitalized Lease Liabilities..      $_____________

     (d)  whether or not so included as liabilities
          in accordance with GAAP, all obligations of
          the Borrower and its Subsidiaries to pay the
          deferred purchase price of property or
          services, and indebtedness (excluding
          prepaid interest thereon and interest not
          yet due) secured by a Lien on property owned
          or being purchased by the Borrower or its
          Subsidiaries (including indebtedness arising
          under conditional sales or other title retention
          agreements), whether or not such indebtedness
          shall have been assumed by the Borrower or its
          Subsidiaries or is limited in recourse; PROVIDED,
          HOWEVER, that, for purposes of determining the
          amount of any Indebtedness of the type described
          in this clause, if recourse with respect to such
          Indebtedness is limited to specific property
          financed with such Indebtedness, the amount of
          such Indebtedness shall be limited to the fair
          market value (determined on a basis reasonably
          acceptable to the Administrative Agent) of such
          property or the principal amount of such
          Indebtedness, whichever is less..................      $_____________


                                      2-3

     (e)  all Receivables Facility Outstandings............      $_____________

     (f)  all Contingent Liabilities of the
          Borrower and its Subsidiaries in
          respect of any of the foregoing..................      $_____________

2.   Debt: the sum of ITEMS 1(a) through 1(f)..............      $_____________

3.   *EBITDA:  the sum (without duplication) of:

     (a)  Net Income (the net income of the
          Borrower and its Subsidiaries for
          such period on a consolidated basis,
          excluding extraordinary gains)...................      $_____________

     (b)  the amount deducted, in determining Net
          Income, representing amortization................      $_____________

     (c)  the amount deducted, in determining Net
          Income, of all income taxes (whether
          paid or deferred) of the Borrower and
          its Subsidiaries.................................      $_____________

     (d)  Interest Expense (the aggregate
          consolidated cash interest expense
          (net of interest income) of the Borrower
          and its Subsidiaries for such Fiscal
          Quarters, as determined in accordance
          with GAAP, including (i) the portion of
          any payments made in respect of Capitalized
          Lease Liabilities allocable to interest
          expense and (ii) interest (or other fees
          in the nature of interest or discount
          accrued and paid or payable  in cash for
          such Fiscal Quarter) in respect of the
          Permitted Receivables Transaction)...............      $_____________

     (e)  the amount deducted, in determining Net
          Income, representing depreciation of assets......      $_____________

     (f)  an amount equal to the amount of all
          extraordinary, non-recurring non-cash
          charges deducted in arriving at Net Income.......      $_____________


____________________________

* Computed for the period consisting of such Fiscal Quarter and each of the three immediately preceding Fiscal Quarters.

                                      2-4

     (g)  an amount equal to the amount of all
          extraordinary, non-recurring non-cash
          credits included in arriving at Net Income.......      $_____________

4.   EBITDA:  the sum of ITEMS 3(a) through 3(f)
     minus ITEM 3(g).......................................      $_____________

5.   DEBT TO EBITDA RATIO:  ratio of ITEM 2 to ITEM 4......               : 1.0
                                                                 --------------

                                      2-5

                                                                    Attachment 3
                                                         (to __/__/__ Compliance
                                                                    Certificate)


                            *INTEREST COVERAGE RATIO
                             -----------------------
                                 on ___________
                            (the "Computation Date")


INTEREST COVERAGE RATIO:
-----------------------

1.   EBITDA (see ITEM 4 of ATTACHMENT 2)...................      $_____________

2.   Interest Expense (see ITME 3(d) of ATTACHMENT 2)......      $_____________

3.   INTEREST COVERAGE RATIO:  ratio of ITEM 1 to ITEM 2...               : 1.0
                                                                 --------------


_____________________

* At the close of any Fiscal Quarter, the ratio computed for the period consisting of such Fiscal Quarter and each of the three immediately prior Fiscal Quarters.

                                      3-1

                                                                    Attachment 4
                                                         (to __/__/__ Compliance
                                                                    Certificate)


                            *CASH FLOW COVERAGE RATIO
                             ------------------------
                                 on ___________
                            (the "Computation Date")



CASH FLOW COVERAGE RATIO:
------------------------

1.   (a)  EBITDA (see ITEM 4 of ATTACHMENT 2)..............      $_____________

     (b)  the amount of all management and consulting
          fees paid pursuant to Section 7.2.11 of the
          Credit Agreement.................................      $_____________

     (c)  the sum of ITEMS 1(a) and 1(b)...................      $_____________

2.   Capital Expenditures:  the sum (without duplication) of:

     (a)  the aggregate amount of all expenditures
          of the Borrower and its Subsidiaries for
          fixed or capital assets made during such
          period which, in accordance with GAAP,
          would be classified as capital expenditures......      $_____________

     (b)  the aggregate amount of all Capitalized
          Lease Liabilities incurred during such period....      $_____________

     (c)  the sum of ITEMS 2(a) and 2(b)...................      $_____________

4.   The amount in ITEM 1(c) minus the amount in ITEM 2(c).      $_____________

5.   Interest Expense (see ITEM 3(d) of ATTACHMENT 2)......      $_____________



____________________

* As of the close of any Fiscal Quarter, the ratio computed for the period consisting of such Fiscal Quarter and each of the three immediately prior Fiscal Quarters with respect to the Borrower and its Subsidiaries on a consolidated basis.



                                      4-1

6.   Scheduled, mandatory principal repayments
     of Debt (including *[scheduled amortization
     repayments of Existing Term Loans under the
     terms of the Existing Credit Agreement and]
     principal repayments of the Term Loans pursuant
     to the provisions of clause (f) of Section 3.1.1
     of the Credit Agreement, but excluding the amount
     of Debt which is refinanced with other Debt pursuant
     to Section 7.2.2 of the Credit Agreement, to the
     extent so refinanced (including the principal
     repayments of Subordinated Debt to the extent
     made with the proceeds of other Subordinated
     Debt issued to refinance or replace such original
     Subordinated Debt in accordance with the terms
     of the Credit Agreement)).............................      $_____________

7.   All federal, state, local and foreign income
     taxes actually paid in cash by the Borrower and
     its Subsidiaries......................................      $_____________

8.   the payment of any dividends pursuant to
     clause (d)(iv) of Section 7.2.6 of the
     Credit Agreement......................................      $_____________

9.   the amount of all management and consulting
     fees paid pursuant to Section 7.2.11 of the
     Credit Agreement......................................      $_____________

11.  The sum of ITEMS 5 through 9..........................      $_____________

12.  CASH FLOW COVERAGE RATIO:  ratio of ITEM 4 to ITEM 11.               : 1.0
                                                                 --------------


___________________________

*  BNS - IS THIS STILL NECESSARY/APPROPRIATE?

                                       4-2

                                                                    Attachment 5
                                                         (to __/__/__ Compliance
                                                                    Certificate)


Item A.  CHANGE OF LOCATION OF EQUIPMENT
         -------------------------------

                DESCRIPTION                              NEW LOCATION
                -----------                              ------------
1.

2.

3.

4.

5.



Item B.  CHANGE OF LOCATION OF INVENTORY
         -------------------------------

                DESCRIPTION                              NEW LOCATION
                -----------                              ------------

1.

2.

3.

4.

5.



Item C.  CHANGE OF PLACE OF BUSINESS, ETC.
         ---------------------------------

         NAME OF BORROWER OR SUBSIDIARY                      NEW ADDRESS
         ------------------------------                      -----------

1.

2.

3.

4.

5.



                                      5-1

Item D.  CHANGE OF TRADE OR LEGAL NAMES
         ------------------------------

                                                            New Trade Name or
         NAME OF BORROWER OR SUBSIDIARY                       NEW LEGAL NAME
         ------------------------------                       --------------

1.

2.

3.

4.

5.




Item E.  NEW DEPOSIT ACCOUNTS
         --------------------

                                                                      Account
     BANK        ADDRESS OF BANK                 TYPE OF ACCOUNT       NUMBER
     ----        ---------------                 ---------------       ------



                                      5-2

                                                                     EXHIBIT F-1


                         SEE EXISTING CREDIT AGREEMENT

                                                                     EXHIBIT F-2


                         SEE EXISTING CREDIT AGREEMENT

                                                                     EXHIBIT G-1


                         SEE EXISTING CREDIT AGREEMENT

                                                                     EXHIBIT G-2


                         SEE EXISTING CREDIT AGREEMENT

                                                                     EXHIBIT G-3


                         SEE EXISTING CREDIT AGREEMENT

                                                                     EXHIBIT H-1


                         SEE EXISTING CREDIT AGREEMENT

                                                                     EXHIBIT H-2


                         SEE EXISTING CREDIT AGREEMENT

                                                                       EXHIBIT I


                         SEE EXISTING CREDIT AGREEMENT

                                                                      EXHIBIT J


                           LENDER ASSIGNMENT AGREEMENT
                                    (NOTICE)


To:        KEEBLER CORPORATION
           677 Larch Avenue
           Elmhurst, Illinois  60126

           Attention:  E. Nichol McCully

To:        THE BANK OF NOVA SCOTIA,
             as the Administrative Agent
           One Liberty Plaza
           New York, New York  10006

           Attention: ____________________


                               KEEBLER CORPORATION
                               -------------------

Gentlemen and Ladies:

     We refer to clause (d) of Section 10.11.1 of the Second Amended and Restated Credit Agreement, dated as of April 8, 1997 (as so amended and restated, and together with any further amendments, supplements, amendment and restatements and other modifications from time to time thereafter made thereto, the "CREDIT AGREEMENT"), among Keebler Corporation (formerly known as Keebler Holding Corp.), a Delaware corporation (the "BORROWER"), the various financial institutions as are, or may from time to time become, parties thereto (the "LENDERS"), the Co-Agents named therein and The Bank of Nova Scotia, as Administrative Agent. Unless otherwise defined herein or the context otherwise requires, terms used herein have the meanings provided in the Credit Agreement.

     This  agreement  is  delivered  to you  pursuant  to clause  (d) of Section
10.11.1 of the Credit Agreement and also constitutes notice to each of you, pursuant to clause (c) of Section 10.11.1 of the Credit Agreement, of the assignment and delegation to _______________ (the "ASSIGNEE") of $____________ of the [insert type of Loans being assigned] and (constituting ___% of the Commitments) of _____________ (the "ASSIGNOR") outstanding under the Credit Agreement on the date hereof. After giving effect to the foregoing assignment and delegation, the Assignor's and the Assignee's Percentages for the purposes of the Credit Agreement are set forth opposite such Person's name on the signature pages hereof.

     [Add paragraph dealing with accrued interest and fees with respect to the Loans assigned.]

     The Assignee hereby acknowledges and confirms that it has received a copy of the Credit Agreement and the exhibits related thereto, together with copies of the documents which were required to be delivered under the Credit Agreement as a condition to the making of the Loans thereunder. The Assignee further confirms and agrees that in becoming a Lender and in making its Commitments and Loans under the Credit Agreement, the Assignee has performed its own analysis of the creditworthiness and financial condition of the Borrower and the other Obligors and such actions have and will be made without recourse to, or representation or warranty by the Administrative Agent.

     Except as otherwise provided in the Credit Agreement, effective as of the date of acceptance hereof by the Administrative Agent

          (a) the Assignee

               (i) shall be deemed automatically to have become a party to the Credit Agreement, have all the rights and obligations of a "Lender" under the Credit Agreement and the other Loan Documents as if it were an original signatory thereto to the extent specified in the second paragraph hereof;

               (ii) agrees to be bound by the terms and conditions set forth in the Credit Agreement and the other Loan Documents as if it were an original signatory thereto; and

          (b) the Assignor shall be released from its obligations under the Credit Agreement and the other Loan Documents to the extent specified in the second paragraph hereof.

     The Assignor and the Assignee hereby agree that the [Assignor] [Assignee] will pay to the Administrative Agent the processing fee referred to in Section
10.11.1 of the Credit Agreement upon the delivery hereof.

     The Assignee hereby advises each of you of the following administrative details with respect to the assigned Loans and Commitments and requests the Administrative Agent to acknowledge receipt of this document:

                    (A)      Address for Notices:
                             Institution Name:
                             Attention:
                             Domestic Office:
                             Telephone:
                             Facsimile:
                             Telex (Answerback):
                             LIBOR Office:
                             Telephone:
                             Facsimile:
                             Telex (Answerback):

                    (B)      Payment Instructions:

     The Assignee agrees to furnish the tax form required by the second to last sentence of Section 4.6 (if so required) of the Credit Agreement no later than the date of acceptance hereof by the Administrative Agent.

     This Agreement may be executed by the Assignor and Assignee in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

ADJUSTED PERCENTAGE                                  [THE ASSIGNOR],
-------------------                                    as Assignor

Term Loan Commitment
      and
Term Loans:         __%                               By: _____________________
                                                          Title:
Revolving Loan
  Commitment
     and
Revolving Loans:    __%



PERCENTAGE                                           [THE ASSIGNEE],
----------                                             as Assignee

Term Loan Commitment
      and
Term Loans:         __%                               By: _____________________
                                                          Title:
Revolving Loan
  Commitment
     and
Revolving Loans:    __%



Accepted and Acknowledged
this __ day of _______, ____

The Bank of Nova Scotia,
  as Administrative Agent


By:________________________
   Title:



KEEBLER CORPORATION


By:_______________________
   Title:

                                                                       EXHIBIT K


                         SEE EXISTING CREDIT AGREEMENT

                                                                       EXHIBIT L


                         SEE EXISTING CREDIT AGREEMENT

                                                                       EXHIBIT M


                         SEE EXISTING CREDIT AGREEMENT